SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

ANHEUSER-BUSCH COMPANIES, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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____________________________________________________________________________________
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____________________________________________________________________________________
      1) Amount previously paid:
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      4) Date Filed:

March 12, 2007

Dear Stockholder:

     On behalf of the Board of Directors, it is our pleasure to invite you to attend the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. on Wednesday, April 25, 2007, in Orlando, Florida. Information about the meeting is presented on the following pages.

     In addition to the formal items of business to be brought before the meeting, members of management will report on the company’s operations and respond to stockholder questions.

     Your vote is very important. We encourage you to read this proxy statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed for your convenience. Stockholders of record also have the option of voting by using a toll-free telephone number or via the Internet. Instructions for using these services are included on the proxy card.

     Thank you for your continued support of Anheuser-Busch. We look forward to seeing you on April 25.

Sincerely,

PATRICK T. STOKES	AUGUST A. BUSCH IV
Chairman of the Board	President and Chief Executive Officer

ANHEUSER-BUSCH COMPANIES, INC.
One Busch Place
St. Louis, Missouri 63118

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

APRIL 25, 2007

     The Annual Meeting of the Stockholders of Anheuser-Busch Companies, Inc. (the “Company”) will be held at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida, on Wednesday, April 25, 2007, at 10:00 A.M. local time, for the following purposes:

1.	To elect six directors for a term of one year;

2.	To approve the 2007 Equity and Incentive Plan;

3.	To approve the Global Employee Stock Purchase Plan

4.	To approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2007; and

5.	To act upon such other matters, including a stockholder proposal (pages 22-23), as may properly come before the meeting.

     The Board of Directors has fixed the close of business on February 28, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available during regular business hours at the Company’s office, 7007 SeaWorld Drive, Orlando, Florida, for the ten days before the meeting for inspection by any stockholder for any purpose germane to the meeting.

By Order of the Board of Directors,

JoBeth G. Brown
Vice President and Secretary

March 12, 2007

Important

     Please note that a ticket is required for admission to the meeting. If you are a stockholder of record and plan to attend the meeting in person, please bring the admission ticket you received in your proxy mailing with you to the meeting. If, however, your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from that firm confirming your ownership of shares.

ANHEUSER-BUSCH COMPANIES, INC.
PROXY STATEMENT
FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

Questions and Answers About the Annual Meeting and Voting

Q:	Why did I receive this Proxy Statement?

A:

Because you are a stockholder of Anheuser-Busch Companies, Inc. (the “Company” or “Anheuser-Busch”) as of the record date and are entitled to vote at the 2007 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”), the Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. This Proxy Statement and form of proxy were first mailed to stockholders on or about March 12, 2007.

Q:	What am I voting on?

A:	You are voting on five items:
	1.	Election of six Group I directors for a term of one year:
August A. Busch III
August A. Busch IV
Carlos Fernandez G.
James R. Jones
Andrew C. Taylor
Douglas A. Warner III
	2.	Approval of the 2007 Equity and Incentive Plan
	3.	Approval of the Global Employee Stock Purchase Plan
	4.	Approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2007
	5.	Stockholder proposal concerning a report on charitable contributions

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board recommends the following votes:
	1.	FOR each of the director nominees
	2.	FOR approval of the 2007 Equity and Incentive Plan
	3.	FOR approval of the Global Employee Stock Purchase Plan
	4.	FOR approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2007
	5.	AGAINST the stockholder proposal concerning a report on charitable contributions

Q:	Will any other matters be voted on?

A:

We do not know of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to August A. Busch IV, Patrick T. Stokes, and JoBeth G. Brown, as the Proxy Committee, to vote on such matters in their discretion.

Q:	Who is entitled to vote?

A:	Stockholders of record as of the close of business on February 28, 2007 (the Record Date) are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Many stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, Mellon Investor Services, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Company.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you bring with you a legal proxy from the stockholder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:	How do I vote?

A:	If you are a stockholder of record, there are four ways to vote:
• by toll-free telephone at 1-800-690-6903;
• by Internet at www.proxyvote.com;
• by completing and mailing your proxy card; and
• by written ballot at the Meeting.

If you vote by Internet or telephone, your vote must be received by 11:59 P.M. Eastern Time on April 24th, the day before the Meeting. Your shares will be voted as you indicate. If you return your proxy card but you do not indicate your voting preferences, the Proxy Committee will vote your shares FOR items 1, 2, 3, and 4 and AGAINST item 5.

If your shares are held in a brokerage account in your broker’s name (this is called street name), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone, or the Internet, your shares should be voted by your broker or nominee as you have directed.

We will distribute written ballots to anyone who wants to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your broker to vote at the Meeting.

Q:	Is my vote confidential?

A:	Yes. It is the policy of the Company that all proxies, ballots, and vote tabulations that identify the vote of a stockholder will be kept confidential from the Company, its directors, officers, and employees until after the final vote is tabulated and announced, except in limited circumstances including any contested solicitation of proxies, when required to meet a legal requirement, to defend a claim against the Company or to assert a claim by the Company, and when written comments by a stockholder appear on a proxy card or other voting material.

Q:	Who will count the vote?

A:	Representatives of ADP Investor Communication Services, Inc. (“ADP”) will count the vote and serve as the inspectors of election.

Q:	What is the quorum requirement for the meeting?

A:	A majority of the outstanding shares determined on February 28, 2007, represented in person or by proxy at the Meeting constitutes a quorum for voting on items at the Annual Meeting. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum, but neither will be counted as votes cast. On February 28, 2007, there were 762,966,131 shares outstanding.

Q:	What are broker non-votes?

A:	Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.” Broker non-votes will not affect the outcome of any matters being voted on at the Meeting, assuming that a quorum is obtained.

Q:	What vote is required to approve each proposal?

A:	In the election of directors, the six nominees receiving the highest number of “FOR” votes will be elected. The other proposals require the approving vote of at least a majority of the votes cast.

Q:	Can I access Anheuser-Busch’s proxy materials and annual report electronically?

A:	This proxy statement and the 2006 annual report are available on Anheuser-Busch’s Internet site at www.anheuser-busch.com/investor_relations. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving hard copies in the mail.
You can choose this option and save Anheuser-Busch the cost of producing and mailing these documents by:
following the instructions provided when you vote over the Internet; or going to www.icsdelivery.com/bud and following the instructions provided.

If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing the Internet address to use to access Anheuser-Busch’s proxy statement and annual report. The e-mail also will include instructions for voting over the Internet. You will have the opportunity to opt out at any time by following the instructions on www.icsdeliver.com/bud. You do not have to elect Internet access each year.

Q:	What does it mean if I get more than one proxy card?

A:	It means your shares are in more than one account. You should vote the shares on all of your proxy cards.

Q:	How can I consolidate multiple accounts registered in variations of the same name?

A:	If you have multiple accounts, we encourage you to consolidate your accounts by having all your shares registered in exactly the same name and address. You may do this by contacting our transfer agent, Mellon Investor Services, by phone (toll-free) at 1-888-213-0964 or by mail to P.O. Box 3316, South Hackensack, NJ 07606, attention: Shareholder Correspondence.

Q:	I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the annual report, proxy statement, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?

A:	If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings but for any reason would like to resume them, you must contact your broker, bank, or other nominee.

Q:	I own my shares directly as a registered owner of Anheuser-Busch stock, and so do other members of my family living in my household. How can I change the number of copies of the annual report and proxy statement being delivered to my household?

A:	Family members living in the same household generally receive only one copy of the annual report, proxy statement, and most other mailings per household. The only item which is separately mailed for each registered stockholder or account is a proxy card, as discussed above. If you wish to start receiving separate copies in your name, apart from others in your household, you must contact Mellon Investor Services by phone (toll-free) at 1-888-213-0964 or by mail to P.O. Box 3316, South Hackensack, NJ 07606, attention: Shareholder Correspondence and request that action. Within 30 days after your request is received we will start sending you separate mailings. If for any reason you and members of your household are receiving multiple copies and you want to eliminate the duplications, please contact Mellon Investor Services by phone (toll-free) at 1-888-213-0964 or by mail to P.O. Box 3316, South Hackensack, NJ 07606, attention: Shareholder Correspondence and request that action. That request must be made by each person in the household.

Q:	Multiple shareowners live in my household, and together we received only one copy of this year’s annual report and proxy statement. How can I obtain my own separate copy of those documents for the meeting in April?

A:	You may pick up copies in person at the meeting in April or download them from our website, www.anheuser-busch.com (click on “Investor Relations”). If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed and are a stockholder of record, we will mail them promptly if you request them from our transfer agent, Mellon Investor Services, by phone (toll-free) at 1-888-213-0964 or by mail to P.O. Box 3316, South Hackensack, NJ 07606, attention: Shareholder Correspondence. We cannot guarantee you will receive mailed copies before the meeting.

Q:	Can I change my vote?

A:	Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
• entering a new vote by Internet or telephone;
• returning a later-dated proxy card;
• sending written notice of revocation to the Company’s Vice President and Secretary; or
• completing a written ballot at the Meeting.

Q:	How will my dividend reinvestment shares be voted?

A:	Shares of common stock held by participants in the Company’s dividend reinvestment plan have been added to the participants’ other holdings on their proxy cards.

Q:	Who can attend the Annual Meeting?

A:	All Anheuser-Busch stockholders as of the close of business on February 28, 2007 may attend.

Q:	What do I need to do to attend the Annual Meeting?

A:	If you are a stockholder of record or a participant in one of the Anheuser-Busch Deferred Income Stock Purchase and Savings Plans, your admission ticket is attached to your proxy card or voting instruction form. You will need to bring the admission ticket with you to the Meeting.

If you own shares in street name, you will need to ask your broker or bank for an admission ticket in the form of a legal proxy. You will need to bring the legal proxy with you to the Meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the Meeting. We can use that to verify your ownership of our common stock and admit you to the Meeting; however, you will not be able to vote your shares at the Meeting without a legal proxy.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We plan to announce preliminary voting results at the Meeting and publish final results in our quarterly report on SEC Form 10-Q for the first quarter of 2007.

INFORMATION CONCERNING THE ELECTION OF DIRECTORS
(Item 1 on Proxy Card)

     The Board of Directors of the Company is currently divided into three Groups, with the terms of office of each Group ending in successive years. In April 2006, the stockholders approved the amendment of the Company’s Restated Certificate of Incorporation to provide for the phased in elimination of the classification of the Board of Directors. The terms of directors in Group II and Group III continue to expire with the Annual Meetings in 2008 and 2009, respectively. Directors in Group I, whose prior terms of office expire with this Annual Meeting, are being nominated for election to a one year term.

     The following information is submitted respecting the nominees for election and the other directors of the Company:

Nominees for election at this meeting to a one-year term expiring in 2008 (Group I Directors)

August A. Busch III
Mr. Busch, 69, has been a director since 1963. He has been Chairman of the Executive Committee of the Board of Directors of the Company since 1979. He served as Chairman of the Board of the Company from 1977 until his retirement on November 30, 2006. He also served as President of the Company from 1974 to June 2002 and as Chief Executive Officer from 1975 to June 2002. He is also a director of AT&T Inc. and Emerson Electric Co.

August A. Busch IV
Mr. Busch, 42, has been a director since September 2006. He has been President and Chief Executive Officer of the Company since December 1, 2006. He was Vice President and Group Executive of the Company from 2000 to November 2006. He has been President of Anheuser-Busch, Incorporated since 2002 and has held the additional title of Chairman of the Board of that company since December 2006. He is also a director of FedEx Corporation.

Carlos Fernandez G.
Mr. Fernandez, 40, has been a director since 1996. He is Chairman of the Board of Directors and Chief Executive Officer of Grupo Modelo, S.A.B. de C.V., a Mexican company engaged in brewing and related operations, which positions he has held since 2005 and 1997, respectively. He was Vice Chairman of the Board of Grupo Modelo from 1994–2005. He is also a director of Emerson Electric Co. and Grupo Televisa, S.A. de C.V.

James R. Jones
Ambassador Jones, 67, has been a director since 1998. He has been Co-Chairman and Chief Executive Officer of Manatt Jones Global Strategies, LLC, a global consulting firm, since 2001. He has been Senior Counsel in the law firm of Manatt, Phelps & Phillips LLP since 1998. He was President of Warnaco International, an apparel company, from 1997 to 1998. He was the U.S. Ambassador to Mexico from 1993 to 1997. He is also a director of Kansas City Southern and Keyspan Energy Corp.

Andrew C. Taylor
Mr. Taylor, 59, has been a director since 1995. He is Chairman and Chief Executive Officer of Enterprise Rent-A-Car Company (“Enterprise”), an international car rental and related services company. He has been Chairman of Enterprise since November 2001 and Chief Executive Officer of Enterprise since 1991. He served as President of Enterprise from 1981 to October 2001. He is also a director of Commerce Bancshares, Inc.

Douglas A. Warner III
Mr. Warner, 60, has been a director since 1992. He was Chairman of the Board and Co-Chairman of the Executive Committee of J.P. Morgan Chase & Co., an international commercial and investment banking firm, from December 2000 until he retired in November 2001. From 1995 until 2000, he was Chairman of the Board, President and Chief Executive Officer of J.P. Morgan & Co., Incorporated. He is also a director of General Electric Company and Motorola, Inc.

The Board of Directors recommends a vote FOR these six nominees.

Directors whose term continues until 2008 (Group II Directors):

John E. Jacob

Mr. Jacob, 72, has been a director since 1990. He was Executive Vice President—Global Communications of the Company from 2002 until his retirement on November 30, 2006. He was Executive Vice President and Chief Communications Officer of the Company from 1994 to 2002.

Charles F. Knight
Mr. Knight, 71, has been a director since 1987. He has been Chairman Emeritus of Emerson Electric Co., a manufacturer of electrical and electronic equipment, since September 2004. He served as Chairman of the Board of Emerson Electric from 1974 to September 2004 and as Chief Executive Officer of Emerson Electric from 1973 to October 2000. He is also a director of AT&T Inc.

Joyce M. Roché
Ms. Roché, 59, has been a director since 1998. She has been President and Chief Executive Officer of Girls Incorporated, a national nonprofit research, education, and advocacy organization, since 2000. She was an independent management consultant from 1999 to 2000 and President and Chief Operating Officer of Carson, Inc., a personal care products company, from 1996 to 1998. She is also a director of AT&T Inc., Tupperware Brands Corporation, and Federated Department Stores, Inc.

Henry Hugh Shelton
General Shelton, 65, has been a director since 2001. He was President, International Operations of M.I.C. Industries, an international manufacturing company, from 2002-2005. He served as Chairman of the Joint Chiefs of Staff from October 1997 to 2001. He is also a director of Ceramic Protection Corporation and Red Hat, Inc.

Patrick T. Stokes
Mr. Stokes, 64, has been a director since 2000. He has been Chairman of the Board of the Company since December 1, 2006. He served as President and Chief Executive Officer of the Company from 2002 until his retirement on November 30, 2006. He was Senior Executive Vice President of the Company from 2000-2002. He is also a director of Ameren Corporation and U.S. Bancorp.

Directors whose term continues until 2009 (Group III Directors)

James J. Forese

Mr. Forese, 71, has been a director since 2003. He has been Operating Partner and Chief Operating Officer of Thayer Capital Partners, a private equity investment firm, since 2003. He was Chairman of the Board of IKON Office Solutions, Inc. (“IKON”) from 2000 until his retirement in 2003. He was President and Chief Executive Officer of IKON from 1998 to 2002. He is also a director of BFI Canada, Spherion Corporation, and Suntron Corporation.

Vernon R. Loucks, Jr.

Mr. Loucks, 72, has been a director since 1988. He has been Chairman of the Board of The Aethena Group, LLC, a health care merchant banking firm, since 2001. He was Chief Executive Officer of Segway L.L.C., a company providing solutions to short distance travel, from January to November 2003. He was Chairman of the Board of Baxter International Inc., a manufacturer of health care products, specialty chemicals, and instruments from 1980 to 1999 and was Chief Executive Officer of Baxter International from 1980 to 1998. He is also a director of Affymetrix, Inc., Edwards Lifesciences Corporation, Emerson Electric Co., and Pain Therapeutics, Inc.

Vilma S. Martinez

Ms. Martinez, 63, has been a director since 1983. She has been a partner in the law firm of Munger, Tolles & Olson LLP since 1982. She is also a director of Burlington Northern Santa Fe Corporation and Fluor Corporation.

William Porter Payne

Mr. Payne, 59, has been a director since 1997. He has been a partner of Gleacher Partners LLC, an investment banking and asset management firm, since 2000. Mr. Payne is also a director of Cousins Properties, Inc. and Lincoln National Corporation.

Edward E. Whitacre, Jr.

Mr. Whitacre, 65, has been a director since 1988. He has been Chairman of the Board and Chief Executive Officer of AT&T Inc., a communications holding company, since 1990. He is also a director of Burlington Northern Santa Fe Corporation.

Stock Ownership by Directors and Executive Officers

     The following table shows the number of shares of the Company’s common stock and the share units and share equivalents with a value tied to the common stock that are beneficially owned by the directors and nominees, by each of the executives named in the summary compensation table, and by all directors and executive officers as a group as of January 31, 2007. As of January 31, 2007, there were 765,376,501 shares of common stock issued and outstanding. The number of shares shown for each individual does not exceed 1% of the common stock outstanding, with the exception of Mr. Busch III, whose shares represent 1.3% of the common stock outstanding. The number of shares shown for all directors and executive officers as a group represents 4.2% of the common stock outstanding. Individuals have sole voting and investment power over the stock unless otherwise indicated in the footnotes.

	Number of
	Shares of		Share Units
	Common Stock		and Share
Name	Beneficially Owned		Equivalents(1)
W. Randolph Baker	2,309,313	(2)	7,187
Mark T. Bobak	845,601	(3)	2,927
August A. Busch III	9,945,681	(4)	4,365
August A. Busch IV	2,319,821	(5)	8,420
Carlos Fernandez G.	51,815	(6)	2,675
James J. Forese	20,501	(7)	—
John E. Jacob	1,313,057	(8)	12,798
James R. Jones	32,357	(9)(10)	713
Charles F. Knight	60,501	(9)	86,665
Vernon R. Loucks, Jr.	32,501	(9)	4,535
Vilma S. Martinez	29,105	(9)	25,436
Douglas J. Muhleman	1,235,627	(11)	3,831
Michael J. Owens	868,819	(12)	3,347
William Porter Payne	33,911	(9)	1,335
Joyce M. Roché	29,757	(9)	6,879
Henry Hugh Shelton	27,698	(13)	1,042
Patrick T. Stokes	7,336,591	(14)	3,358
Andrew C. Taylor	70,186	(9)	1,785
Douglas A. Warner III	42,501	(9)	2,776
Edward E. Whitacre, Jr.	19,501	(6)	26,341
All directors and executive officers as a group
(31 persons)	32,928,095	(15)
____________________

(1)	Includes share unit balances in the Company’s deferred compensation plan for non-employee directors and share equivalent balances held by executives in the Company’s 401(k) Restoration Plan. Although ultimately paid in cash, the value of share units and share equivalents mirrors the value of the Company’s common stock. The share units and share equivalents do not have voting rights.

(2)	The number of shares includes 1,992,093 shares that are subject to currently exercisable stock options, of which 130,464 are held in a family partnership, and 20,306 shares of unvested restricted stock.

(3)	The number of shares includes 796,906 shares that are subject to currently exercisable stock options and 18,585 shares of unvested restricted stock. 550 of the shares have been pledged as security.

(4)	The number of shares includes 5,403,462 shares that are subject to currently exercisable stock options, of which 225,000 are held in trusts for the benefit of children of Mr. Busch III, and 6,528 shares of unvested restricted stock. 328,454 of the shares have been pledged as security. Of the shares shown, Mr. Busch III has shared voting and shared investment power as to 1,059,836 shares and 2,048,064 shares are held in trusts of which Mr. Busch III is income beneficiary and as to which he has certain rights, but as to which he has no voting or investment power. 84,898 shares beneficially owned by members of his immediate family are not included.

(5)	The number of shares includes 2,197,244 shares that are subject to currently exercisable stock options. Of those options, 125,000 were granted to Mr. Busch III and presently are held in trusts for the benefit of Mr. Busch IV or his sister. Mr. Busch IV was a co-trustee of the trust for his sister until February 5, 2007. Also included in the total are 67,847 shares of unvested restricted stock.

(6)	The number of shares includes 15,001 shares that are subject to currently exercisable stock options and 500 shares of unvested restricted stock.

(7)	The number of shares includes 10,001 shares that are subject to currently exercisable stock options and 500 shares of unvested restricted stock.

(8)	The number of shares includes 1,214,638 shares that are subject to currently exercisable stock options, of which 80,000 are held in a trust for the benefit of the child of Mr. Jacob, and 859 shares of unvested restricted stock.

(9)	The number of shares includes 28,001 shares that are subject to currently exercisable stock options and 500 shares of unvested restricted stock. 4,000 of the shares held by Mr. Loucks have been pledged as security.

(10)	Mr. Jones has shared voting and shared investment power with respect to 2,201 of these shares.

(11)	The number of shares includes 1,172,876 shares that are subject to currently exercisable stock options and 16,815 shares of unvested restricted stock. Mr. Muhleman has shared voting and shared investment power with respect to 1,725 of these shares.

(12)	The number of shares includes 808,654 shares that are subject to currently exercisable stock options and 14,628 shares of unvested restricted stock.

(13)	The number of shares includes 20,001 shares that are subject to currently exercisable stock options and 500 shares of unvested restricted stock.

(14)	The number of shares includes 7,297,485 shares that are subject to currently exercisable stock options (of which 1,498,843 are held in a family partnership), 351,252 shares that are held in a family partnership for which Mr. Stokes’ wife has shared voting and shared investment power, and 15,645 shares that are held in a trust in which Mr. Stokes and his wife have an economic interest, but as to which they have no voting or investment power. Also included are 13,113 shares of unvested restricted stock. 122 shares beneficially owned by a member of Mr. Stokes’ immediate family are not included.

(15)	The number of shares stated includes 26,640,765 shares that are subject to currently exercisable stock options, 251,408 shares of unvested restricted stock, 2,048,064 of the shares that are referred to in Note 4, as to which Mr. Busch III has no voting or investment power, and 366,897 of the shares that are referred to in Note 14 for which Mr. Stokes has no voting or investment power. 333,004 of the shares are pledged as security. The directors and executive officers as a group have sole voting and sole investment power as to 2,808,606 shares and shared voting and shared investment power as to 1,063,762 shares. 97,931 shares held by immediate family members or family trusts are not included and beneficial ownership of such shares is disclaimed.

Principal Holders of Stock

     The following table sets forth information regarding beneficial owners of more than 5 percent of the outstanding shares of the Company’s common stock.

	Number of Shares
Name and Address	Beneficially Owned	Percent of Class
Barclays Global Investors, NA and Affiliates
45 Fremont Street
San Francisco, CA 94105	43,534,878	5.66%(a)
____________________

(a)	This information is based on the Schedule 13G dated January 9, 2007 filed by Barclays Global Investors, NA and affiliates with the Securities and Exchange Commission reporting on beneficial ownership as of December 31, 2006. In addition to Barclays Global Investors, NA, affiliates on the filing are Barclays Global Fund Advisors, Barclays Global Investors, LTD, Barclays Global Investors Japan Trust and Banking Company Limited, and Barclays Global Investors Japan Limited. According to the filing, the reporting persons have sole voting power with respect to 38,216,235 shares and sole investment power with respect to 43,534,878 shares.

ADDITIONAL INFORMATION CONCERNING THE BOARD
OF DIRECTORS OF THE COMPANY

     During 2006 the Board of Directors held ten meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of committees of the Board of which he or she was a member. It is the Company’s policy that directors are expected to attend the Annual Meeting of Stockholders and in 2006 all directors were in attendance with the exception of one director who had a schedule conflict. In addition to regularly scheduled meetings, a number of directors were involved in numerous informal meetings with management, offering valuable advice and suggestions on a broad range of corporate matters.

     A director is considered to be an independent director only if the director does not have a material relationship with the Company, as determined by the Board of Directors. To assist in determining independence, the Board of Directors has adopted Independence Criteria which indicate types of relationships determined to be consistent or inconsistent with independence. These Independence Criteria are described in the Company’s Corporate Governance Guidelines that are attached as Appendix A to this proxy statement. As of the date of this proxy statement, the Board of Directors has determined that Messrs. Forese, Jones, Loucks, Payne, Shelton, Taylor, Warner, and Whitacre and Mses. Martinez and Roché are independent directors, representing a majority of the Board members. Other than as described below, none of these directors has any relationship with the Company except those specified to be consistent with independence under the Independence Criteria. Mr. Taylor serves as a director of the United Way of Greater St. Louis. In 2006, the Company, through its charitable foundation, contributed $1,750,000 to the United Way of Greater St. Louis as part of the Company’s long-standing support of the United Way in the locations where the Company has operations. The Board of Directors does not believe that this donation, which is 2.7% of the 2006 gross revenues of the United Way of Greater St. Louis, affects Mr. Taylor’s status as an independent director. As described in Appendix A, the non-management directors meet in regularly scheduled executive sessions without members of the Company’s management. The position of lead director at these sessions rotates annually among the independent directors. For the period of April 26, 2006 to April 25, 2007, the lead director is Mr. Whitacre.

DIRECTOR COMPENSATION

     The following table sets forth information regarding the compensation earned by or awarded to each non-employee director who served on the Company’s Board of Directors for the fiscal year ended December 31, 2006. Mr. Busch III, Mr. Jacob, and Mr. Stokes became non-employee directors on December 1, 2006 following their retirements from the Company on November 30, 2006. The table below does not include compensation paid to them in their capacity as officers of the Company prior to their retirement.

	Fees Earned			All Other
	or Paid in	Stock Awards	Option Awards	Compensation	Total
Name	Cash ($)(1)	($)(2)	($)(2)	($)	($)
A. Busch III(3)	7,000	—	—	36,425	43,425
C. Fernandez(4)	92,000	21,845	46,950	46	160,841
J. Forese(5)	111,000	21,845	46,950	455	180,250
J. Jacob(6)	9,000	—	—	589	9,589
J. Jones(7)	156,048	21,845	46,950	323	225,166
C. Knight(7)	96,000	21,845	46,950	418	165,213
V. Loucks, Jr.(7)	114,000	21,845	46,950	493	183,288
V. Martinez(7)	114,000	21,845	46,950	231	183,026
W. Payne(7)	88,000	21,845	46,950	167	156,962
J. Roché(7)	92,000	21,845	46,950	167	160,962
H. Shelton(8)	100,000	21,845	46,950	1,218	170,013
P. Stokes(9)	9,000	—	—	42	9,042
A. Taylor(7)	102,000	21,845	46,950	167	170,962
D. Warner III(7)	96,000	21,845	46,950	1,014	165,809
E. Whitacre, Jr.(10)	98,000	21,845	46,950	272	167,067
____________________

(1)	Also includes amounts the directors elected to receive in stock or to defer.

(2)	This amount represents the Company’s 2006 FAS 123R expense. The fair value of each stock award that was made in 2006 for each director was $21,845 and the fair value of each option award that was made in 2006 for each director was $46,950.

(3)	At 12/31/06, Mr. Busch III had no stock awards and options outstanding pursuant to the director stock plans. The “All Other Compensation” total represents payments for December 2006 pursuant to the post-retirement consulting arrangement between Mr. Busch III and the Company. See page 50 for a description of this arrangement.

(4)	At 12/31/06, Mr. Fernandez had 500 shares of restricted stock and 25,000 options outstanding pursuant to the director stock plans.

(5)	At 12/31/06, Mr. Forese had 500 shares of restricted stock and 20,000 options outstanding pursuant to the director stock plans.

(6)	At 12/31/06, Mr. Jacob had no stock awards and options outstanding pursuant to the director stock plans.

(7)	At 12/31/06, this director had 500 shares of restricted stock and 38,000 options outstanding pursuant to the director stock plans.

(8)	At 12/31/06, General Shelton had 500 shares of restricted stock and 30,000 options outstanding pursuant to the director stock plans.

(9)	At 12/31/06, Mr. Stokes had no stock awards and options outstanding pursuant to the director stock plans. See page 50 for a description of his post-retirement consulting arrangement with the Company.

(10)	At 12/31/06, Mr. Whitacre had 500 shares of restricted stock and 25,000 options outstanding pursuant to the director stock plans.

     Each director who is not an employee of the Company is paid an annual retainer of $60,000, which each director may elect to receive in stock, cash, or a combination of stock and cash. Each non-employee director also receives a fee of $2,000 for each Board of Directors meeting attended and a fee of $2,000 for attendance at a meeting of a committee of the Board on which the director serves or to which the director is invited to attend, and for any other scheduled meeting of directors at which less than a quorum of the Board is present. Annual fees of $10,000 each are paid to the Chairs of the Compensation, Conflict of Interest, Corporate Governance, Finance, and Pension Committees. An annual fee of $15,000 is paid to the Chair of the Audit Committee. The Company pays the travel and accommodation expenses of directors and (when requested by the Company) their spouses to attend meetings and other corporate functions, along with any taxes related to such payments. Such travel is by Company aircraft if available. As part of their continuing education, directors are encouraged to visit Company facilities and the Company pays their expenses related to such visits. The Company reimburses directors for their expenses in connection with attending director education courses. The Company also provides each non-employee director group term life insurance coverage of $50,000 and directors are eligible to participate in the Anheuser-Busch Foundation Matching Gift Program. The maximum gift total for a participant in the Program is $10,000 in any calendar year.

     The Company owns corporate aircraft and corporate residences. Directors using the corporate aircraft and corporate residences for board purposes may be permitted to invite family members or other guests to accompany them on the aircraft or to join them in the use of the corporate residences for the limited period the director is on board business. The Company does not incur any additional incremental costs as a result of such accompaniment or use and the above table does not include any amount for these arrangements. These arrangements are included in the compensation of the directors as required by tax law.

     Directors who are not employees of the Company who serve as representatives of the Company’s Board of Directors on the Board of an affiliated company receive an additional annual fee of $60,000 less any board service fees paid to the director during the year by that affiliated company. The Board of Directors has appointed Mr. Jones as its representative on the Board of Directors of the Company’s affiliate Grupo Modelo, S.A.B. de C.V. Mr. Jones received director fees of $50,048 from the Company for this service in 2006.

     Non-employee directors receive an annual grant of options to purchase 5,000 shares of the Company’s common stock. If a director is unable to own the Company’s common stock due to possible conflicts with state alcoholic beverage control laws, such director will receive 5,000 stock appreciation rights (“SARs”) payable in cash in lieu of stock options. The exercise price of these options and SARs is equal to the fair market value of the Company’s common stock on the date of grant. The options and SARs become exercisable over three years and expire ten years after grant. Options and SARs normally vest in three equal installments on each of the first three anniversaries of their grant date.

     Each non-employee director also receives an annual award of 500 shares of restricted stock. If any director is unable to own the Company’s common stock due to possible conflicts with state alcoholic beverage control laws, such director will receive 500 restricted stock units payable in cash in lieu of shares of restricted stock. The restricted stock and the restricted stock units vest ratably over three years.

     Under a deferred compensation plan, non-employee directors may elect to defer payment of part or all of their directors’ fees. At the election of the director, deferred amounts are credited to a market based fixed income account or a share equivalent account. The amounts deferred under the plan are paid in cash commencing on the date specified by the director. At the director’s election, such payments may be made either in a lump sum or over a period not to exceed ten years.

COMMITTEES OF THE BOARD

     The Company’s Corporate Governance Guidelines and the charters of the standing committees of the Board of Directors are available on the Corporate Governance section of the Company’s website (under “Investor Relations”) at www.anheuser-busch.com. These documents are also available in print to stockholders upon written request to: Vice President and Secretary, Anheuser-Busch Companies, Inc., Mail Code 202-6, One Busch Place, St. Louis, MO 63118. A copy of the Corporate Governance Guidelines is also attached to this proxy statement as Appendix A. The Company’s standing committees of the Board of Directors are the Corporate Governance Committee, the Compensation Committee, the Audit Committe, the Conflict of Interest Committee, the Finance Committee, the Pension Committee, and the Executive Committee. Information concerning certain of these standing committees is set out below:

Corporate Governance Committee

     The Corporate Governance Committee recommends to the Board of Directors a slate of nominees for directors to be presented on behalf of the Board for election by stockholders at each Annual Meeting of the Company and recommends to the Board persons to fill vacancies on the Board of Directors. The Committee will consider nominees recommended by stockholders upon submission in writing to the Vice President and Secretary of the Company the names of such nominees, together with their qualifications for service as a director of the Company. The qualifications the Corporate Governance Committee believes directors must have and the process for identifying and evaluating director candidates (including recommendations by stockholders) are detailed in the Company’s Corporate Governance Guidelines (attached as Appendix A to this Proxy Statement and available on the Company’s website). The Committee identifies potential nominees from various sources, including soliciting recommendations from directors and officers of the Company. Individuals recommended by stockholders are evaluated in the same manner as other potential nominees. Annually, the Committee will also review the Company’s Corporate Governance Guidelines and oversee an evaluation of the Board of Directors and its committees. Periodically the Committee will review the compensation paid to the non-employee directors and make recommendations to the Board of Directors on the types and amounts of compensation to be paid to the non-employee directors. To assist the Corporate Governance Committee in this review, management retains an independent compensation consultant to prepare a study comparing the Company’s director compensation with that of the Company’s peer group companies. In 2006, the consulting firm that prepared this study was CCA Strategies. The Corporate Governance Committee may not delegate to any other person the authority to set director compensation. During 2006, the Corporate Governance Committee held four meetings. The members of the Corporate Governance Committee, all of whom are independent, non-employee directors, are Ms. Martinez (Chair), Mr. Jones, Mr. Loucks, and Gen. Shelton.

Compensation Committee

     The Compensation Committee carries out the Board’s responsibilities related to compensation of the executive officers and other senior executives of the Company, reviews the Company’s executive succession plans, and administers the Officer Bonus Plan and the Company’s long-term incentives program. To assist the Compensation Committee in discharging its responsibilities, the Committee has retained an independent consultant, Mercer HR Consulting (“Mercer”). Mercer is engaged by and reports directly to the Compensation Committee. Specifically, Mercer’s role is to work with the Committee in conjunction with management to develop recommendations related to all aspects of executive rewards. Mercer has been asked to review and provide observations on management-developed compensation market data, the composition of the peer group companies, total compensation levels for executive officers, and the mix and design of incentive compensation. Mercer has also been directed to provide the Compensation Committee with information on an ongoing basis on compensation trends and the implications for the Company. Another independent compensation consulting firm, Hewitt Associates, is engaged by Company management to assist with the development of competitive compensation benchmarks. In its deliberations, the Compensation Committee meets with the CEO and other members of senior management, as appropriate, to discuss the application of the competitive benchmarking (pay and performance) relative to the structure and needs of the Company. The roles of the Compensation Committee, the compensation consultants, and Company management are described in greater detail in the “Compensation Discussion and Analysis” on pages 25-32. The Compensation Committee may not delegate to any other person the authority to set compensation for the Company’s executive officers. During 2006, the Compensation Committee held three meetings. The members of the Compensation Committee, all of whom are independent, non-employee directors are Mr. Loucks (Chair), Mr. Forese, Ms. Martinez, and Mr. Payne.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”).

Audit Committee

     The functions of the Audit Committee are described under “Report of the Audit Committee” on page 24. The members of the Audit Committee, all of whom meet the independence and experience requirements of the New York Stock Exchange and the SEC are Mr. Forese (Chair), Mr. Loucks, Ms. Martinez, Mr. Taylor, and Mr. Warner. The Board of Directors has determined that one of the Committee’s members, Mr. Forese, qualifies as an “audit committee financial expert” as defined by the SEC.

____________________

APPROVAL OF THE 2007 EQUITY AND INCENTIVE PLAN
(Item 2 on Proxy Card)

     The Board of Directors has directed that there be submitted to the stockholders a proposal to approve the Anheuser-Busch Companies, Inc. 2007 Equity and Incentive Plan (the “2007 Plan”) under which up to an aggregate of 45,000,000 shares of the Company’s common stock may be issued pursuant to awards under the 2007 Plan. If approved, the 2007 Plan would replace the Company’s existing 1998 Incentive Stock Plan (the “1998 Plan”) previously approved by the Company’s stockholders.

     A summary of the principal features of the 2007 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2007 Plan, which is attached hereto as Appendix B.

Reasons for Approving the 2007 Plan

     The Board of Directors believes that the Company’s long-term success is dependent upon its ability to attract and retain outstanding individuals, to motivate them to exert their best efforts on behalf of the Company’s interests, and to reward them when their efforts succeed. The Company has had a stock option program for over 20 years, and the Board of Directors believes the program has been and continues to be efficient and effective in achieving those purposes. Stock-based awards make up a crucial part of the compensation package the Company can offer both to existing personnel and persons being recruited. Stock-based awards align management’s interests directly with those of the stockholders, as the value of stock-based awards is directly linked to the market value of the Company’s stock. In addition, the Company makes stock-based awards subject to minimum vesting criteria which encourage recipients to continue employment with the Company. The Company’s existing 1998 Plan is primarily a stock option plan. Although the Company does not anticipate a significant move away from awarding stock options, changes in the competitive environment and new accounting rules suggest that a more flexible program is appropriate, providing for continued use of stock options as well as other forms of long-term incentives. Approval of the 2007 Plan will allow the Company to achieve this objective.

Summary Description of the 2007 Plan

     The 2007 Plan would authorize the grant of several types of stock-based awards, including incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. The 2007 Plan also would authorize the grant of Other Cash-Based Awards providing for cash awards including those awarded as a bonus or upon the attainment of certain performance goals. ISOs and NQSOs are types of stock options, allowing the recipient to purchase a fixed number of shares of stock for a fixed price: ISOs enable the recipient to enjoy a special tax treatment upon exercise which is not available to holders of NQSOs. An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the Company’s stock on the exercise date. Restricted Stock is common stock which the Company grants subject to transfer restrictions and possible forfeiture events as well as vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a specified deferral period which the Company grants subject to transfer restrictions and possible forfeiture events as well as vesting criteria, with the restrictions and forfeiture risk ending when the vesting criteria are met. Awards of Other Cash-Based Awards and Other Stock-Based Awards under the 2007 Plan would be subject to such terms and conditions as the Plan Committee (defined below) determines consistent with the terms of the 2007 Plan. The authority to make new award grants under the 2007 Plan will expire on February 28, 2017.

     Awards that are made subject to “Performance Goals” as described under “$1,000,000 Deduction Limit” below will provide for vesting of the award upon achievement of the Performance Goals at the end of a specified performance period extending at least one year following the date of the award. Awards that are not subject to Performance Goals will not become fully vested until three years following the date of the award although awards may partially vest earlier. However, notwithstanding the foregoing, the 2007 Plan permits awards to be granted that will fully vest prior to three years (or one year in the case of awards subject to Performance Goals) from the date of the award, but the aggregate number of shares of Company stock underlying all such shorter vesting awards cannot exceed 1,000,000 shares.

     Approximately 3,000 officers and other management and key employees of the Company and its subsidiaries and affiliates would presently be eligible to receive awards under the 2007 Plan. The 2007 Plan will be administered by the Compensation Committee of the Board, or another committee appointed by the Board from time to time, consisting solely of three or more members of the Board, each of whom at all times must be an independent director in accordance with the Company’s Corporate Governance Guidelines and none of whom is an officer or employee of the Company or any of its subsidiaries (the “Plan Committee”). Within the limits of the 2007 Plan, the Plan Committee determines when and to whom awards are granted, the types of awards granted, the number of shares subject to each award, the award’s exercise or grant price (as applicable) and duration, when awards become exercisable, non-forfeitable, or otherwise vested, and other terms and conditions which the Plan Committee deems appropriate. The Plan Committee may prescribe, amend and rescind rules and regulations relating to the 2007 Plan. All decisions, determinations and interpretations by the Plan Committee shall be final and binding upon all parties.

     Upon approval of the 2007 Plan by the stockholders, the 1998 Plan will be terminated and no further awards will be made under the 1998 Plan. As of February 28, 2007, there were 13,862,325 shares available for grants under the existing 1998 Plan which will become available for grant under the 2007 Plan. Additionally, another 31,137,675 shares of the Company’s common stock shall be reserved for issuance pursuant to awards under the 2007 Plan. Therefore, the approval of the 2007 Plan will authorize the Company to grant awards covering up to an aggregate of 45,000,000 shares of the Company’s common stock (the “Total Share Authorization”). Shares of the Company’s stock to be issued and sold under the 2007 Plan may be either from authorized but unissued shares or shares held in the Company’s treasury. Further, of the Total Share Authorization, no more than 12,500,000 shares in the aggregate may be awarded in respect of “full value awards” (i.e., awards other than stock options or stock appreciation rights, e.g., restricted stock, restricted stock units, or Other Stock-Based awards); provided that additional shares may be granted in excess of such limit in respect of “full value awards” but, in such case, the shares available of the Total Share Authorization shall be reduced by 4 shares for each 1 such additional share underlying “full value awards.” Further, the number of shares that may be awarded to any one person in any calendar year may not exceed 1,500,000 shares. Appropriate adjustments in these share limits and in the terms of outstanding awards are required for stock splits and similar events. To the extent that any award involving the issuance of shares of the Company’s stock is forfeited or cancelled, or otherwise terminates without an issuance of shares of the Company’s stock being made thereunder, the shares of the Company’s stock so forfeited, cancelled or terminated will no longer be counted against the foregoing maximum share limitations and may again be made subject to awards under the 2007 Plan pursuant to such limitations.

     The terms of awards cannot exceed ten years. The exercise price of options and the grant price of SARs cannot be less than 100% of the fair market value of the Company’s stock on the grant date, except in certain limited instances such as an adjustment for a stock split, reorganization, merger, spin-off or similar event. The Plan Committee is not permitted to reprice options or SARs or to grant options or SARs in exchange for so-called “underwater” options or SARs (which have an exercise or grant price higher than the then-current market value of the Company’s stock or to cash-out underwater options). Also, the Plan Committee cannot grant any option or other award that contains a so-called “reload” feature under which additional options or other awards are granted automatically to the recipient upon exercise of the original option or award. Optionees may pay the exercise price in cash or Company stock, including (if permitted by the Plan Committee) shares otherwise issuable in connection with the exercise. The Plan Committee has authority to permit withholding taxes related to exercises or vesting to be paid with stock; the Plan Committee currently permits required withholding taxes related to NQSO exercises to be paid with stock otherwise issuable in connection with the exercise. The Plan Committee may accelerate vesting of awards at any time in its discretion in connection with a change in control relating to the Company or the termination of employment of the award recipient. The 2007 Plan provides for automatic vesting of awards upon the occurrence of certain change in control events relating to the Company to be defined in the award agreement. (For a discussion of our current change in control arrangements for outstanding awards, see “Change in Control Provisions Affecting Stock Options and Restricted Stock” beginning on page 47 below). In the Plan Committee’s discretion, award agreements may provide that awards are forfeited if the recipient takes any action prohibited by the award agreement (e.g., engaging in competition with the Company or in conduct contrary to the best interests of the Company), or if certain events occur or fail to occur.

     The Plan Committee has developed certain policies and practices for options under the 1998 Plan which it presently intends to continue under the 2007 Plan if the 2007 Plan is approved by the stockholders. These policies, which the Plan Committee may alter over the life of the 2007 Plan, implement and supplement the 2007 Plan’s provisions. Options are granted with ten-year terms, which can be shortened if the optionee’s employment terminates or certain other events occur. Options normally vest in equal installments on the first three anniversaries of the grant date. Options vest sooner if the optionee dies, retires, or becomes disabled. Although options generally are not transferable, the Plan Committee has permitted executive officers to transfer NQSOs to family members, family trusts, and family partnerships (primarily for gift and estate planning purposes). The Plan Committee has permitted a limited portion of such NQSOs to vest upon transfer. None of these transfers have reduced or deferred (i) the compensation income that the optionee would otherwise recognize from an exercise of the NQSOs or (ii) the Company’s tax deduction that would otherwise result from the exercise of the NQSOs. Unvested options are forfeited if the optionee’s employment is terminated for reasons other than death, disability, or retirement.

     The 2007 Plan may be amended by the Board of Directors at any time. Under applicable New York Stock Exchange rules, certain amendments which increase the number of authorized shares, increase the maximum number of shares which may be awarded to any person in any calendar year, change the class of eligible employees, or otherwise cause a material revision to the terms of the 2007 Plan must be approved by the Company’s stockholders.

      The closing price of Company stock on February 28, 2007, as reported on the New York Stock Exchange, was $49.04 per share.

New Plan Benefits

     As of the date of this proxy statement, no awards had been granted under the 2007 Plan and none will be granted unless and until the 2007 Plan is approved by the Company’s stockholders. Because of the discretionary nature of any future awards under the 2007 Plan, the amount of such awards is not determinable at this time with respect to the Company’s executive officers, including the executive officers named in the Summary Compensation Table, and the Company’s other employees. Information regarding options and restricted stock granted in 2006 to certain executive officers of the Company under the existing 1998 Plan is set forth in the table captioned “Grants of Plan-Based Awards,” and information regarding outstanding options and restricted stock under the 1998 Plan is set forth in the table captioned “Outstanding Equity Awards at Fiscal Year-End.”

Federal Income Tax Considerations

ISOs

     An optionee does not recognize taxable income and the Company is not entitled to a deduction on the grant or exercise of ISOs. If an optionee holds the shares acquired (“ISO Shares”) for at least one year from the exercise date and two years from the grant date (the “Required Holding Periods”), the optionee’s gain or loss upon a sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the optionee’s basis in the ISO Shares. The Company will not be entitled to a deduction. If an optionee disposes of the ISO Shares without satisfying the Required Holding Periods, the “disqualifying disposition” will give rise to ordinary income equal to the excess of the fair market value of the ISO Shares on the exercise date (or generally, the sale price, if less) over the optionee’s basis in the ISO Shares. The Company will ordinarily be entitled to a deduction at the same time equal to the amount of the ordinary income resulting from a disqualifying disposition.

     An optionee does recognize income for alternative minimum tax (“AMT”) purposes upon exercise of ISOs; that amount is also included in the optionee’s AMT basis in the ISO Shares. AMT gain or loss is equal to the excess of the amount realized less the optionee’s AMT basis. Income from a disqualifying disposition generally is not income for AMT purposes. However, if the disqualifying disposition occurs in the same calendar year as the exercise date, the optionee will recognize income for AMT purposes, but the amount of such income cannot exceed the amount of income recognized for regular income tax purposes.

NQSOs and SARs

     An optionee does not recognize taxable income on the grant of NQSOs or SARs, but does recognize ordinary income on the exercise date. The amount of income in the case of an NQSO exercise is the amount by which the fair market value of the shares underlying the option exercised exceeds the option price. The amount of income in the case of an SAR exercise is the amount of cash received plus the fair market value of any shares received. The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the optionee from the exercise of NQSOs or SARs. NQSOs which are transferred by gift continue to be taxed to the optionee on the exercise date in the manner described above.

Restricted Stock and Restricted Stock Units

     A recipient of Restricted Stock or Restricted Stock Units generally does not recognize income and the Company generally is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income and the Company is entitled to a deduction on the date on which vesting occurs (“Vesting Date”) in the case of Restricted Stock, or on the date on which stock is issued or cash is paid in the case of Restricted Stock Units. The amount of income recognized and the amount of the Company’s deduction will equal the fair market value of the vested stock or stock unit on the Vesting Date in the case of Restricted Stock, or on the date on which stock is issued or cash is paid in the case of Restricted Stock Units. However, the recipient may elect to include in income the fair market value of Restricted Stock at the time of grant. If such election is made, the Company’s deduction will equal the fair market value of the Restricted Stock at the time of grant.

     Any dividends on Restricted Stock, or dividend equivalents with respect to Restricted Stock Units, paid to the recipient prior to the Vesting Date will be includible in the recipient’s income as compensation and deductible as such by the Company.

Parachute Payments

     The 2007 Plan provides for immediate vesting of all then outstanding unvested awards upon a change in ownership or control of the Company, but no new or additional awards are granted under the 2007 Plan upon such event. That immediate vesting may cause certain amounts to be characterized as “parachute payments.” An employee generally is deemed to have received a parachute payment in the amount of compensation that is contingent upon an ownership change if such compensation exceeds, in the aggregate, three times the employee’s Base Amount. The “Base Amount” is generally the employee’s average annual compensation for the five preceding years. An employee’s “excess parachute payment” is the excess of the employee’s total parachute payments over the Base Amount. An employee will be subject to a 20% excise tax on, and the Company will be denied a deduction for, any “excess parachute payment.”

$1,000,000 Deduction Limit

     Pursuant to Section 162(m) of the Code, the Company is not allowed a deduction for compensation paid to certain top executive officers (“Covered Employees”) in excess of $1,000,000 each in any taxable year, except to the extent such excess constitutes performance-based compensation. Compensation to Covered Employees from new awards under the 2007 Plan will be performance-based, except that compensation from Restricted Stock, Restricted Stock Units, Other Cash-Based Awards and Other Stock-Based Awards generally will be performance-based only if the vesting conditions as established by the Plan Committee are based upon

Performance Goals. Under the 2007 Plan, Performance Goals may be based on one or more of the following criteria (if applicable, such criteria shall be determined in accordance with generally accepted accounting principles (“GAAP”) or based upon the Company’s GAAP financial statements): (1) return on total stockholder equity; (2) earnings per share of Stock; (3) income before taxes; (4) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (5) economic profit; (6) sales or revenues; (7) return on assets, capital or investment; (8) market share; (9) cost reduction goals; (10) implementation or completion of critical projects or processes; (11) operating cash flow, (12) free cash flow, and (13) any combination of, or a specified increase in, any of the foregoing. The performance goals may be based upon the attainment of specified levels of performance under one or more of the criteria described above relative to the performance of other comparable entities. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may designate additional business criteria on which the Performance Goals may be based or adjust, modify or amend the aforementioned business criteria. Performance Goals may include a threshold level of performance below which no award will be earned, a level of performance at which the target amount of an award will be earned and a level of performance at which the maximum amount of the award will be earned. Further, the maximum amount that any recipient may receive with respect to Other Cash-Based Awards is $8,000,000 per any annual performance period, increased ratably for longer performance periods.

Deferred Compensation

     Any deferrals made under the 2007 Plan, including awards granted under the 2007 Plan that are considered to be deferred compensation, must satisfy the requirements of Internal Revenue Code Section 409A to avoid adverse tax consequences to recipients, which include the current inclusion of deferred amounts in income and interest and an additional tax on any amount included in income. The Company intends to structure any awards under the 2007 Plan such that the requirements under Internal Revenue Code Section 409A are either satisfied or are not applicable to such awards.

     The Board of Directors recommends a vote FOR item 2, which approves the 2007 Equity and Incentive Plan.

________________________

APPROVAL OF THE GLOBAL EMPLOYEE STOCK PURCHASE PLAN
(Item 3 on Proxy Card)

     The Board of Directors has approved for submission to the stockholders a proposal to approve the Anheuser-Busch Global Employee Stock Purchase Plan, as previously amended (as so amended, the “Global Plan”), which is intended as a substitute plan for those employees of the Company and its subsidiaries who are located outside of the United States and Puerto Rico and who are not eligible to participate in the Company’s U.S. tax-qualified 401(k) plans.

     A summary of the principal features of the Global Plan is provided below, but is qualified in its entirety by reference to the full text of the Global Plan as amended, which is attached hereto as Appendix C.

Summary Description of the Global Employee Stock Purchase Plan

     The Global Plan was established in 1999 and is designed to allow employees of the Company and its subsidiaries who are located outside of the United States and Puerto Rico and who are not eligible to participate in the Company’s U.S. tax-qualified 401(k) plans to purchase Company stock. The Global Plan authorizes the Company to sell up to 1,000,000 shares of common stock to such employees employed on a regular basis by the Company or its subsidiaries.

     Under the Global Plan, eligible employees may elect to create individual savings accounts at a financial institution approved by the employer (“Pay-Funded Savings Account”). This account is funded solely by amounts withheld from the employee’s pay during each pay period. If an employee chooses to participate, the employee elects the percentage of withholding, if any.

     In any particular year, and generally on March 1, the Company may determine to offer up to 200 shares for sale to each eligible employee (a “Share Offering”). The offering price of the shares is determined by the final market price of a share in United States currency on the New York Stock Exchange on the day before the offering date. The closing price of Company stock on February 28, 2007, as reported on the New York Stock Exchange, was $49.04 per share.

     Eligible employees may elect to purchase shares based on the Company’s Share Offering on designated purchase dates (generally the first day of March, June, September, and December of each year) up to three years from the date of the offer. Shares can be purchased only through funds held in the employee’s Pay-Funded Savings Account, and from no other source.

     Participating employees generally may sell their purchased shares at any time they choose, except under certain circumstances in accordance with the terms of the Global Plan.

     If a participating employee retains purchased shares for a period of two years, the employee is eligible to receive additional matching shares of Company stock. The rate of the match is determined by the Chief Executive Officer of Anheuser-Busch International, Inc., in his or her sole discretion, in a percentage range based on business performance for the preceding fiscal year. Unless the participating employee retires after attaining the age of 60 years, a participant who ceases to be an employee of the Company or any of its subsidiaries for any reason is not eligible for a grant of matching shares.

     The Company is under no obligation to make Share Offerings under the Global Plan. The Company may make changes to the Global Plan with respect to any Share Offering prior to its offering date. Further, the Company may change the rules under the Global Plan with respect to specific locations and the employee participants in those locations. Such changes may be made, for example, in order to comply with applicable laws in those locations or for other reasons that the Company determines. However, pursuant to New York Stock Exchange rules, certain changes which increase the number of authorized shares, increase the maximum number of shares which may be awarded to any person in any calendar year, change the class of eligible employees, or otherwise cause a material revision to the terms of the Global Plan must be approved by the Company’s stockholders. Appropriate adjustments in the share limits under the Global Plan and in the terms of outstanding awards are required for stock splits and similar events. To the extent that any shares subject to a Share Offering are forfeited, cancelled, or otherwise terminate without an issuance of such shares pursuant to the Share Offering, such shares will no longer be counted against the maximum share limitations under the Global Plan and may again be made subject to Share Offerings under the Global Plan pursuant to such limitations.

Income Tax Considerations

     Because Share Offerings are made under the Global Plan to employees of the Company and its subsidiaries who are located outside of the United States and Puerto Rico, income tax implications to participating employees and the Company (including its subsidiaries) in connection with the Global Plan will vary depending on the particular laws applicable in the country in which the employee is located.

Shares Offered for Purchase under the Global Plan

     As of December 31, 2006, there were 110,689 shares subject to outstanding Share Offerings under the Global Plan and 827,622 shares remaining for issuance in future Share Offerings. Directors and executive officers are not eligible to participate in the Global Plan. Because Share Offerings under the Global Plan are discretionary and participation and purchases by employees are voluntary, the Company is not able to predict the amounts of future Share Offerings to the non-executive officer employees eligible to participate in the Global Plan.

Reasons for Approving the Global Plan

     The Board of Directors believes the long-term success of the Company is dependent upon its ability to attract and retain outstanding individuals, including individuals residing overseas, to motivate them to exert their best efforts on behalf of the Company’s interests, to give them a sense of pride in and ownership of the Company, and to provide for the long-term financial well-being of the Company’s employees. The Board of Directors believes that the Global Plan will continue to be efficient and effective in fulfilling these purposes. Share Offerings align employees’ interests directly with those of the stockholders, as the value of a Share Offering is directly linked to the market value of the Company’s stock. This can increase both pride and productivity. In addition, the Board of Directors feels that it is fair to provide this opportunity to purchase Company stock to the Company’s overseas employees who, unlike the Company’s domestic employees, are not eligible to participate in the Company’s U.S. tax-qualified 401(k) plans.

     The Board of Directors recommends a vote FOR item 3, which approves the Global Employee Stock Purchase Plan.

________________________

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 4 on Proxy Card)

     Action will be taken with respect to the approval of the independent registered public accounting firm for the Company for the year 2007. The Audit Committee has selected PricewaterhouseCoopers LLP, subject to the approval of the stockholders. If the stockholders do not approve this selection, the Audit Committee will consider other independent registered public accounting firms.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting. Such representative will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions by stockholders. For additional information regarding the Company’s relationship with PricewaterhouseCoopers LLP, please refer to the “Report of the Audit Committee” below.

     The Board of Directors recommends a vote FOR Item 4, which approves the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2007.

________________________

STOCKHOLDER PROPOSAL CONCERNING A REPORT ON
CHARITABLE CONTRIBUTIONS
(Item 5 on Proxy Card)

     The Free Enterprise Action Fund, 12309 Briarbush Lane, Potomac, MD 20854, beneficial owner of 313 shares of the common stock of the Company, has submitted the following proposal:

CHARITABLE CONTRIBUTIONS REPORT

     Resolved: The shareholders request that the Company provide a report updated semi-annually, omitting proprietary information and at reasonable cost, disclosing the Company’s:

1.	Policies and procedures for charitable contributions (both direct and indirect) made with corporate assets;

2.	Monetary and non-monetary contributions made to non-profit organizations operating under Section 501(c)(3) and 501(c)(4) of the Internal Revenue Code, and any other public or private charitable organizations;

3.	Rationale for each of the charitable contributions.

     To the extent reasonable and permissible, the report may include the type of information requested above for charities and foundations controlled or managed by the Company.

     This report may be posted on the company’s website to reduce costs to shareholders.

     Supporting Statement:

     Company assets belong to its shareholders. The expenditure or distribution of corporate assets, including charitable contributions, should be consistent with shareholder interests. Accordingly, the Company’s rationale for charitable contributions should be disclosed to shareholders.

     Company executives exercise wide discretion over the use of corporate assets for charitable purposes. Absent a system of transparency and accountability for charitable contributions, Company executives may use Company assets for objectives that are not shared by and may be inimical to the interests of the Company and its shareholders.

     Current disclosure is insufficient to allow the Company’s Board and its shareholders to fully evaluate the charitable use of corporate assets. There is currently no single source providing shareholders the information sought by this resolution.

     Details of contributions only sometimes become known when publicized by recipients.

     Company contributions to the Rainbow/PUSH coalition in amounts of $100,000 were disclosed in Rainbow/PUSH conference programs in 2005 and 2006.

     Company contributions in amounts of $100,000 or more to the Mexican American Legal Defense and Education Fund (MALDEF) are disclosed in MALDEF annual reports in recent years. According to the same annual reports, the Company is the largest corporate supporter of MALDEF, an organization that sued the state of Virginia to allow illegal immigrants to attend state universities at the in-state tuition rate, and opposed the nominations of Judge John Roberts and Judge Sam Alito to the Supreme Court.

     Your Company’s Response to the Proposal

     Anheuser-Busch believes that being a responsible corporate citizen enhances stockholder value and is important to the Company’s reputation and its continued success. Both the Company and its charitable foundation have a long history of providing financial assistance to charitable organizations throughout the country, including those that support education, health care, the arts, cultural enrichment, social services, minority development and youth, and environmental conservation. The Company takes pride in its tradition of providing disaster relief, including millions of cans of fresh drinking water. In response to Hurricane Katrina, for example, Anheuser-Busch provided 5.7 million cans of fresh drinking water to residents in affected areas.

     The Company believes that stockholders should be provided information on charitable contributions made by the Company and its charitable foundation. The Company also believes that sufficient information about its charitable contribution programs already is available to stockholders and the public on the Company’s website. (Visit www.anheuser-busch.com, select “In the Community,” then click on the “Charitable Giving” box.) The website provides information about support by the Company and its charitable foundation including the overall rationale for supporting each program area, the corporate guidelines for charitable giving, grant procedures and information on related Company programs. A summary of contributions made during the last completed calendar year is also included.

     The information on the website is updated with information on significant new grants on an ongoing basis, and the summary of contributions made in a certain calendar year is annually updated as soon as practicable after the close of that year.

     The Company believes that the disclosure currently provided on its website provides a thorough review of the Company’s charitable contributions and is the most effective and efficient use of the Company’s resources.

     For these reasons, the Board of Directors recommends that stockholders vote AGAINST Item 5.

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REPORT OF THE AUDIT COMMITTEE

     The Audit Committee’s responsibilities are set forth in the Audit Committee Charter, attached as Appendix D to this Proxy Statement. The Audit Committee assists the full Board of Directors in fulfilling its oversight responsibilities. Management of the Company prepares financial statements, makes estimates and judgments in the preparation of the financial statements, establishes the system of internal controls, and assesses the effectiveness of the Company’s internal control over financial reporting.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, including a discussion of the acceptability as well as the appropriateness of significant accounting principles. The Audit Committee also reviewed with management and PricewaterhouseCoopers the reasonableness of significant estimates and judgments made in preparing the financial statements as well as the clarity of the disclosures in the financial statements.

     The Audit Committee reviewed with the independent registered public accounting firm their judgments as to the acceptability as well as the appropriateness of the Company’s application of accounting principles. PricewaterhouseCoopers has the responsibility for expressing an opinion on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles. The Audit Committee also discussed with PricewaterhouseCoopers such other matters as are required to be discussed under the standards of the Public Company Accounting Oversight Board.

     In addition, the Audit Committee has received written disclosures and a letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1, and has discussed with PricewaterhouseCoopers its independence from management and the Company, including the impact of non-audit-related services provided to the Company and the matters included in such written disclosures and letter. The Audit Committee concluded that the non-audit services provided by PricewaterhouseCoopers do not impact PricewaterhouseCoopers’ independence.

     The Audit Committee discussed with the Vice President – Internal Audit and PricewaterhouseCoopers the overall scope and plans for their respective audits. The Audit Committee meets with the Vice President – Internal Audit and PricewaterhouseCoopers, with and without management present, to discuss the results of their audits, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, PricewaterhouseCoopers’ opinions regarding the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

     The Audit Committee held five meetings in 2006.

     In reliance on the reviews and discussions noted above, the Audit Committee recommended to the full Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the U.S. Securities and Exchange Commission. The Audit Committee also selected, subject to shareholder approval, PricewaterhouseCoopers as the Company’s independent registered public accounting firm for 2007.

The Audit Committee:
James J. Forese (Chair)
Vernon R. Loucks, Jr.
Vilma S. Martinez
Andrew C. Taylor
Douglas A. Warner III

________________________

Fees Paid to PricewaterhouseCoopers

     The following fees were billed by PricewaterhouseCoopers, the Company’s independent registered public accounting firm, for services rendered for the year ($ in millions):

	2006	2005
Audit Fees	$5.6	$5.1
Audit Related Fees	.7	.7
Tax Fees	1.0	1.2
All Other Fees	0.0	0.0
Total PricewaterhouseCoopers Fees	$7.3	$7.0

     Audit Fees represent services rendered for the audit of the Company’s consolidated annual financial statements and reviews of the Company’s consolidated quarterly financial statements, including statutory audit work for foreign operations and the audit of internal controls over financial reporting.

     Audit Related Fees are for assurance and other activities not directly related to the audit of the Company’s financial statements, and include audits of benefit plans, financial due diligence, internal controls reviews, and special projects.

     Tax Fees represent work performed for domestic and international income tax compliance and tax audits, corporate-wide tax planning, and expatriate tax consulting and preparation. On December 31, 2005, PricewaterhouseCoopers ceased providing expatriate tax consulting and preparation service to the Company.

     The Audit Committee is directly responsible for determining the compensation of the independent registered public accounting firm. Pre-approval by the Audit Committee is required for any engagement of PricewaterhouseCoopers, and the Audit Committee has established the following pre-approval policies and procedures. Annually, the Audit Committee pre-approves services to be provided by PricewaterhouseCoopers. The Audit Committee also considers engagement of PricewaterhouseCoopers to provide other services during the year. Requests for approval are submitted to the Audit Committee by the office of the Company’s Vice President — Internal Audit. The Chairman of the Audit Committee is authorized to pre-approve engagements of PricewaterhouseCoopers on behalf of the Audit Committee between the meetings of the Audit Committee. The Audit Committee is informed of these engagements at its next scheduled meeting. Requests are required to include an adequate explanation of the services in sufficient detail for the Audit Committee to determine whether the request is consistent with the SEC’s rules on auditor independence. In determining whether to approve the engagement of PricewaterhouseCoopers, the Audit Committee considers whether such service is consistent with the independence of the registered public accounting firm. The Audit Committee also considers the amount of audit and audit related fees in comparison to all other fees paid to the registered public accounting firm and reviews such comparison each year. The Audit Committee pre-approved all services performed by PricewaterhouseCoopers for 2005 and 2006.

________________________

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

     Anheuser-Busch believes that the performance and contribution of its executive officers are critical to the overall success of Anheuser-Busch and to the individual operating units of the Company. To attract, retain, and motivate the executives necessary to accomplish our business strategy, Anheuser-Busch has executive compensation programs that are comparable with companies with which the Company competes for top talent and reward for performance and shareholder value creation. The Compensation Committee of the Board of Directors (the “Committee”) is responsible for establishing executive compensation policies and overseeing executive compensation practices at Anheuser-Busch Companies.

Philosophy

     Anheuser-Busch’s executive compensation philosophy is reviewed and approved annually and focuses on two key principles:

  Deliver competitive total compensation, weighted heavily toward “pay at risk”

  Provide competitive total compensation that will attract, motivate and retain a highly capable and performance-focused executive team, with the great majority of compensation awarded only if performance is achieved.

  Reward performance by linking rewards with shareholder value creation

  Programs should provide incentive opportunities that are understood by executives and will motivate behaviors that drive enhancement of shareholder value. Incentive opportunities should align corporate growth objectives and performance with individual achievements. The change in earnings of executives should be directly linked to Anheuser-Busch’s financial results and its return to shareholders.

Elements Of Compensation

     Anheuser-Busch determines each element of compensation for its executives independently of its determination of each other element. In its deliberations, the Committee meets with the Chief Executive Officer (“CEO”) and other members of senior management, as appropriate, to discuss the application of the competitive benchmarking (pay and performance) relative to the particular structure and needs of the Company.

     Each year the Committee reviews and considers executive market data (base salary, target bonus, total cash, long term incentives and total direct compensation) along with the individual responsibilities of each executive when setting annual targeted pay opportunities. Annually the Committee reviews all elements of total rewards, including projected pension benefits, deferred compensation, outstanding equity awards, and payments upon termination.

     When setting each element of executive compensation, the Committee uses a consistent approach for all executive officers. The Committee also exercises appropriate business judgment in how it applies these standard approaches to the facts and circumstances associated with each executive.

     Generally, the amount of compensation realized or potentially realizable does not affect the level at which future pay opportunities are set.

     In determining the design and the level of each element of compensation Anheuser-Busch undertakes a thorough review of competitive market information. Anheuser-Busch establishes the elements of direct compensation by reference to a competitive peer group of 24 large national companies in businesses similar to Anheuser-Busch. The companies in the sample are chosen in consultation with the independent compensation consultants to be representative of the types of companies Anheuser-Busch competes with for executive talent. The competitive data from the peer group is regressed (size adjusted) for comparable revenues to Anheuser-Busch. The 2006 peer group was comprised of the following companies: 3M, Altria Group, Bristol-Myers Squibb, Campbell Soup, Coca-Cola, Colgate-Palmolive, Dell, Emerson, FedEx, Gap, General Mills, HJ Heinz, Hershey Foods, Johnson & Johnson, Kellogg, Kraft Foods, McDonalds, Molson Coors Brewing Company, Nike, Pepsi-Co, Procter & Gamble, Sara Lee, Walt Disney, and Wrigley.

     Anheuser-Busch Human Resources Management uses competitive compensation data from the peer companies using third party compensation data purchased from a consulting firm. When data concerning an executive position is not available, or the data sample for a position is too small among the peer group of companies, data from the broader general industry may be used. Competitive data for the CEO is also gathered by the Committee’s independent consultant.

     Recommendations on the CEO’s pay package are made by the Committee’s independent consultant and the CEO’s pay is set by the Committee during executive session based on the Committee’s assessment of the CEO’s individual performance and the financial and operating performance of Anheuser-Busch. The Chief Executive Officer makes recommendations to the Compensation Committee concerning the compensation of the other executive officers. The Committee considers the CEO’s recommendation based on each executive’s individual responsibility, performance, and overall contribution.

     The primary elements of the Company’s 2006 compensation are:

  Base Salary

  Annual Incentive

  Long-Term Incentives

  Retirement, Savings, and Insurance Benefits

  Perquisites

Base Salary

     The objective of base salary is to reflect the role and responsibility of the executive as well as the executive’s individual performance. Although Anheuser-Busch determines each element of compensation independently, other elements such as annual incentives, long-term incentives, and retirement benefits are determined as a percent of base salary. Base salary is targeted at the median (50th percentile) of the competitive peer group. If appropriate benchmarks are not available, executives are slotted within the executive structure based on internal job value; and base salary is targeted at the midpoint of the assigned executive salary range. Two of the positions of the officers named in the Summary Compensation Table on page 33, (“Named Executive Officers”), are benchmarked.

     Actual salaries paid are based on the executive’s individual performance and contribution to the Company and the results of the division over which the executive has responsibility.

Annual Incentive

     The purpose of the annual incentive is to provide a competitive annual incentive opportunity that rewards both Company performance toward corporate growth objectives and also individual achievements. Annual incentive opportunities for Anheuser-Busch executives are targeted at the median of the competitive market. Actual awards paid to Company executives, however, can range from 0% to the maximum individual award value (which is expressed as a percentage of the funded bonus pool and is determined at the beginning of each year).

     At the close of the fiscal year, an executive officer bonus pool is created if pre-tax income meets or exceeds a threshold (minimum) level of performance. In 2006, threshold performance was defined as 85% of prior year pre-tax income after adjustments for certain items. Based on the Company’s consistent history of operating performance, the Committee would regard failure to meet the 85% threshold to be disappointing and does not believe that bonuses should be awarded to executive officers, except under extraordinary circumstances. (Accordingly, no bonuses were paid to executive officers for 2005.) If threshold performance is achieved, the bonus pool is calculated by taking current pre-tax income (after adjustments for certain items) multiplied by 0.638%. Pre-tax income was selected as the primary measure for the plan because Anheuser-Busch believes that pre-tax income is the financial measure most influenced by the performance of Company executives, and thus aligns the executive’s annual incentive opportunity with corporate growth objectives.

     An executive’s actual award under the plan is determined at the close of the fiscal year in two steps. First, an executive’s maximum award under the plan is calculated by taking the executive’s maximum award percentage multiplied by the total bonus pool. Next, an executive’s actual award is determined by the Committee after consideration of:

1.	The competitive market target bonus award level for the individual;

2.	The performance of the individual relative to overall Company performance and/or the applicable operating unit. Specific items considered include, but are not limited to, the individual’s contribution toward achievement of the Company or operating unit objectives for operating profit, return on capital employed and earnings per share, as well as the ability to establish strategic direction and uphold the company image and reputation; and

3.	The CEO’s award recommendation (with the exception of his own award).

     In no case can an executive’s actual award exceed (the lesser of) the maximum individual award or $6,000,000, regardless of the level of satisfaction of the performance goal.

Long-Term Incentives

     The Committee believes compensation should be strongly linked to long-term shareholder value creation, provide a strong incentive for future growth, and that executives should have a significant portion of compensation at risk. Consistent with this belief, Anheuser-Busch targets long-term incentive award opportunities at the 75th percentile of the competitive peer group. The actual grant value delivered to an executive may vary above or below the targeted grant level depending upon the executive’s individual performance and overall contribution to the Company and the operating unit for which the executive is responsible.

     Eighty percent of the value of the annual long-term incentives is in the form of stock options with the remainder in performance-based restricted stock. The Company believes that stock options are aligned with the returns realized by shareholders and Anheuser-Busch continues to grant the majority of its equity incentives in the form of stock options.

     The remaining twenty percent of long-term incentive opportunity for executives at Anheuser-Busch is in the form of performance-based restricted stock. The Company implemented this program in 2005 to diversify the executive’s long-term rewards portfolio. Under this plan, the executive only realizes value when the shares vest (with the exception of dividends on the restricted stock). Vesting of shares occurs three years after grant, and is contingent upon total shareholder returns (TSR) compared to the S&P 500, as shown below:

AB TSR Compared to S&P 500	Percent of Shares that will Vest
Top 25%	100%
Middle 50%	80%
Bottom 25%	No shares earned

     The Committee determines a dollar amount of long-term incentive to be provided to each executive officer. The number of stock options to be awarded is then determined by dividing 80% of that dollar amount by the fair value of the options. The number of restricted shares to be awarded is determined by dividing the remaining 20% of the long-term incentive dollar amount by the fair value of the restricted stock award upon issuance of the restricted stock. The fair value of the restricted stock award includes a discount to reflect the risk of forfeiture due to the performance condition. Fair value is determined using the same method used by the company in preparing its financial statements. (See footnote 6 of the annual report for an additional discussion of fair value.)

Long-Term Incentive Grant Practices

     Anheuser-Busch does not have any program, plan, or practice to time option grants to its executives to take advantage of the release of material, non-public information.

     All regular annual stock option grants occur in November on the date of the Compensation Committee meeting which is well-removed from the quarterly earnings announcements. The exercise price of each option is the closing price of Anheuser-Busch stock on the date of grant.

     The dollar value of performance-based restricted share grants is also approved for each executive by the Compensation Committee at its November meeting. Committee approval is made for award cycles which begin on January 1 of the upcoming year. At the start of the three year performance cycle which is January 1, the grant value is divided by the discounted closing share price on the first trading day of the year to determine the number of shares each executive is granted.

     In the case of newly hired executives, equity-based awards are normally made in conjunction with the next annual performance cycle under the same terms as other eligible executive employees unless the Committee approves an additional award.

Retirement, Savings and Insurance Benefits

     In order to provide competitive total compensation, the Company generally offers to its salaried employees a qualified defined benefit pension plan and a qualified 401(k) defined contribution plan. Executive officers participate in these plans on the same terms as other salaried employees. The ability of executive officers to participate fully in these plans is limited under IRS and ERISA requirements. As is commonly the case among its peer group, the Company offers to executive officers nonqualified counterparts to these plans, which are not subject to these limitations. Additionally, in order to provide competitive compensation to its executive officers, the Company offers enhanced pension benefits, a nonqualified deferred compensation plan and supplemental life insurance and disability insurance coverage as described below.

1. Defined Benefit Plans

     The Company continues to provide a traditional qualified defined benefit pension plan for all salaried employees. The qualified plan provides for the orderly transition and succession among the salaried workforce and rewards long-service employees by contributing toward their retirement security. The only component of compensation that is reflected under the qualified plan’s benefit formula is base pay.

     The Supplemental Executive Retirement Plan is a nonqualified, unfunded defined benefit pension plan that replaces benefits that would otherwise be available under the qualified plan if Internal Revenue Code limitations did not apply and also provides additional benefits to improve the competitiveness of overall retirement benefits for executive officers. Among the companies in the competitive peer group that have broad-based defined benefit pension plans, all provide nonqualified plans that restore benefits that are limited by IRS restrictions and almost half provide additional nonqualified supplemental benefits.

     The Supplemental Executive Retirement Plan benefit is based on a formula that reflects both base pay and annual bonus. Bonus compensation for executive officers can be a substantial portion of their annual compensation and a substantial majority of the peer group companies that provide defined benefit plans reflect bonus in the pension benefit calculation for their executive officers. In addition, the Supplemental Plan provides benefits that cannot be provided under the qualified pension plan due to IRS limitations on the amount of compensation that can be reflected under qualified plans.

     The qualified and nonqualified pension plans provide for benefit payments in various forms, including a lump sum. A majority of the companies in the competitive peer group provide for a lump sum payment of all or a portion of their pension benefits.

2. Defined Contribution Plans

     The qualified 401(k) savings plan provides employees with the opportunity to become shareholders of the Company and encourages them to save for retirement by investing on a regular basis through payroll deductions. Retirement programs that serve these purposes are common among the competitive peer group and American industry.

     The 401(k) Restoration Plan is a nonqualified, unfunded plan that restores benefits that cannot be provided under the qualified 401(k) plan due to Internal Revenue Code qualified plan compensation limits. This type of plan is common among large employers and is provided by a substantial majority of the companies in the competitive peer group.

3. Deferred Compensation Plan

     The Executive Deferred Compensation Plan is a nonqualified, unfunded plan which provides executive officers with the opportunity to defer salary and bonus compensation for a period of years or until termination of employment. Executive officers who defer salary or bonus under this plan are credited with market-based returns depending upon the investment choice made by the executive applicable to each deferral. The investment choices under the plan include indexed equity funds as well as fixed interest rate funds with interest rates determined based on the Company’s borrowing rates. The fixed interest rate funds are 1, 3, 5, and 10 year rates. This type of plan is common among large employers and is provided by a substantial majority of the companies in the competitive peer group.

4. Supplemental Insurance Coverage

     The Company provides executive officers with supplemental life insurance, supplemental travel/accident insurance and the opportunity to purchase supplemental long-term disability insurance coverage. The benefits provided under these programs are modest and are provided by a majority of the companies in the competitive peer group.

Perquisites

     Anheuser-Busch believes perquisites are an important element of competitive total rewards. The Company is selective in its use of perquisites, utilizing perquisites that are commonly provided by the Company’s peer group, the value of which is generally modest.

     The primary perquisites provided to executives are a company car, financial and tax planning assistance, and country club memberships.

     Anheuser-Busch occasionally permits executives to use Company aircraft for personal use. When that occurs, the executive is required to reimburse the Company in an amount equal to or exceeding the Company’s incremental cost.

     The Company continues to provide financial and tax planning assistance to its executive officers for five years after retirement.

CEO Transition

     The retiring CEO’s actual compensation is reflective of overall Company performance and the achievement of the CEO goals and objectives, as determined by the Committee. The CEO goals for 2006 included the following measures:

  Company achievement of its objectives for operating profit, return on capital employed, EPS, and cash flow to total debt

  Company performance against industry trends

  Establishing strategic direction

  Company image and reputation

  Succession planning strategy

  Creating a high-performing, diverse workforce

     The salary and long-term incentives for the incoming CEO are based on the relative benchmarks for the CEO position. The incoming CEO’s bonus is based on his performance in 2006 as President, Anheuser-Busch, Inc.

2006 Compensation Decisions

     Merit increases normally take effect on January 1 of each year. As a result of the Company’s operating performance in 2005, the CEO and other Named Executive Officers did not receive a merit increase at the beginning of 2006. Effective December 1, 2006, Mr. Busch IV was appointed as President and Chief Executive Officer of Anheuser-Busch Companies. In recognition of this promotion, he received a 29% salary increase, which placed him at 5% below the CEO market rate. Mr. Busch IV also continues to function as President of the Company’s principal operating subsidiary, Anheuser-Busch, Incorporated. One Named Executive Officer received a mid-year increase to bring his salary to 90% of the internally slotted market rate. With the exception of the retiring CEO, actual 2006 salaries for the executive officers included in the Summary Compensation Table are within +/- 20% of the median salary, which the Committee considers competitive with the market. In recognition of his long tenure and history of significant contributions to the Company, the retiring CEO’s salary was 23% above the competitive market rate.

     The Company’s 2006 pre-tax income performance (as defined in the bonus program) of $2.456 billion resulted in a bonus pool calculation of $15.67 million. Actual 2006 bonus awards for the incoming CEO and the other Named Executive Officers were between 98% and 115% of target, which the Committee believes is appropriate based on achievement of individual and company performance objectives. The bonus award for the retiring CEO is 150% of the target bonus in recognition of his contribution to results in 2006 and his significant contribution to the succession planning process.

     In keeping with the Committee’s philosophy of aligning management and shareholder interests and considering the future contributions expected of the CEO and other Named Executive Officers, the Committee granted 2006 long-term incentive awards to the incoming CEO and other Named Executive Officers at the

75th percentile of the competitive peer group. Consistent with the Committee’s policy of viewing stock option and restricted stock grants as providing incentives for future performance by its executives, the retiring chief executive officer did not receive a long-term incentive grant.

     (See Summary Compensation Table on page 33 for individual executive awards.)

Continued Access to Retired Executive Officers

     The Company typically enters into consulting agreements with retiring executive officers to assist with orderly succession.

     In 2006, Mr. Busch III and Mr. Stokes retired from the Company. Each has provided indispensable leadership and direction to the Company for over 35 years. The Company believes that their counsel and advice will continue to be invaluable. Although each has agreed to remain a director of the Company, the Company expects and intends to seek their assistance and advice to a much greater degree than is normally provided by directors.

     Accordingly, the Company sought and obtained the agreement by Mr. Busch III and Mr. Stokes to provide consulting and advisory services. Both men agreed to continue to serve the Company, and the Company is grateful that it will continue to be able to rely on their judgment and experience.

     For additional discussion concerning the agreements with Mr. Busch III, Mr. Stokes and other retiring executive officers, please see “Certain Business Relationships and Transactions” beginning at page 49.

OTHER MATTERS

Executive Stock Ownership

     Anheuser-Busch believes that executives should have a significant investment in the common stock of the Company in order to align their interests with those of the shareholders. Consistent with this belief in ownership, Anheuser-Busch requires that the CEO and all other executive officers retain minimum ownership levels of the Company’s common stock. The Company considers these guidelines to be an important part of its corporate governance practices. For a further description of the guidelines, please refer to the Corporate Governance Guidelines of the Company, which are attached as Appendix A to this proxy statement.

Tax and Accounting Considerations

     The Committee reviews projections of the estimated accounting (pro forma expense) and tax impact of all material elements of the executive compensation program. Generally, the Company realizes a tax deduction upon payment to/realization by the executive.

     Section 162(m) of the Internal Revenue Code generally provides that publicly held corporations may not deduct in any one taxable year certain compensation in excess of $1 million paid to the Chief Executive Officer and the next four most highly compensated executive officers. The Committee uses, where practical, compensation policies and programs that preserve the tax deductibility of compensation; however, the Committee at its sole discretion may approve payment of nondeductible compensation from time to time if it deems circumstances warrant.

     Annual incentive awards under the 2006 Officer Bonus Program and stock option grants and restricted stock awards under the 1998 Incentive Stock Plan are designed to qualify as performance-based compensation.

     The Company does not regard as likely that any misconduct or error by the Company or its employees will result in a restatement of its financial statements and has accordingly not found it necessary to develop a policy on the consequences of such a restatement on past compensation payments or awards. If such a restatement should ever occur, the Company would develop an appropriate response relating to past compensation payments or awards.

Severance Benefits

     Anheuser-Busch does not have executive employment agreements or executive severance agreements with the CEO or any of the top executive officers of the Company. If an executive is terminated without cause from the Company, the Company has no contractual obligations to make continuing salary or bonus payments to the executive. In these circumstances, Anheuser-Busch would approach each separation in a manner that is appropriate to the individual circumstances considering the events surrounding the termination along with the tenure and performance of the executive. (For a discussion of the consequences of the termination or retirement of an executive, see pages 45-49.)

Change in Control Benefits

     Potential changes in control can create great uncertainty for executives at times when the Company needs effective leadership. Anheuser-Busch’s change in control protection is designed to provide adequate protection for executives so that they may focus their efforts on effective leadership rather than possible significant compensation loss. The Company’s change in control benefits do not provide a multiple of salary or bonus but instead protect granted, unvested long-term incentive awards; in-process, earned annual incentive payments; and provide pension and tax protection (refer to pages 45-49 for more details).

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee has recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the U.S. Securities and Exchange Commission.

The Compensation Committee
Vernon R. Loucks, Jr. (Chair)
James J. Forese
Vilma S. Martinez
William Porter Payne

Summary Compensation Table

						Change in
						Pension
						Value and
						Nonqualified
						Deferred	All Other
Name and				Stock	Option	Compensation	Compensation
Principal Position	Year	Salary ($)	Bonus ($)	Awards($) (1)	Awards($)(2)	Earnings ($)(3)	($)	Total ($)
A. A. Busch IV	2006	972,917	1,200,000	269,198	7,199,996	158,900	136,494	9,937,505
President and
Chief Executive
Officer of the
Company and
Chairman and
President of
Anheuser-Busch,
Incorporated (4)
P. T. Stokes	2006	1,399,516	3,000,000	508,972 (6)	0	1,397,400	230,799	6,536,687
Former
President and
Chief Executive
Officer (5)
W. R. Baker	2006	615,000	600,000	112,765	1,721,996	366,100	106,177	3,522,038
Vice President
and Chief
Financial Officer
M. T. Bobak	2006	577,600	600,000	93,350	1,655,126	67,000	92,925	3,086,001
Group Vice
President and
Chief Legal
Officer
D. J. Muhleman	2006	574,750	525,000	105,388	1,264,443	319,600	73,928	2,863,109
Group Vice
President-
Brewing,
Operations and
Technology,
Anheuser-Busch,
Incorporated
M. J. Owens	2006	500,000	500,000	91,678	1,099,996	254,100	81,363	2,527,137
Vice President-
Marketing,
Anheuser-Busch,
Incorporated
____________________

(1)

The compensation cost associated with performance-based restricted stock is based on the fair value on the effective date of the grant recognized over the three-year performance period of the awards. The fair value of performance-based restricted stock is the market price on the effective date of the grant less an actuarially-determined discount that reflects the risk of forfeiture due to the performance vesting criteria. Development of the discount involves a Monte Carlo simulation of anticipated total shareholder returns for Anheuser-Busch and the S&P 500 companies that comprise the performance comparison group, based on historical volatilities and correlation among these volatilities.

Please see Note 6 on pages 57-59 of the Company’s 2006 annual report to shareholders.

(2)

In accordance with FAS 123R, stock option expense is based on the grant date fair value of the options awarded, with the fair value determined using a binomial (lattice method) option-pricing model. For 2006 valuation, the binomial model assumed an expected option term of 6.3 years, an expected volatility of Anheuser-Busch common shares of 20%, an expected dividend yield for Anheuser-Busch common shares of 2.5% and a risk free interest rate of 4.6%.

Mr. Busch IV, Mr. Baker, Mr. Muhleman and Mr. Owens meet age or years of service criteria under the Company’s stock option plans such that all outstanding options granted to them would vest upon their retirement. Accordingly, the normal three year vesting period of the options is considered “nonsubstantive” under FAS 123R and options granted to these individuals were expensed in full on the grant date. Mr. Bobak meets neither the age nor years of service criterion, and options granted to him are therefore expensed ratably over the three-year vesting period commencing immediately following the date of grant.

Please see Note 6 on pages 57-59 of the Company’s 2006 annual report to shareholders.

(3)	Amounts shown are changes in pension value. The Company does not pay above-market interest on nonqualified deferred compensation.

(4)

Mr. Busch IV became President and Chief Executive Officer on December 1, 2006. Prior to that appointment, he was President of the Company’s subsidiary, Anheuser-Busch, Incorporated (which position he continues to hold) and Vice President and Group Executive of the Company.

(5)

Mr. Stokes served as President and Chief Executive Officer of the Company until his retirement on November 30, 2006. He continues to serve as the non-executive Chairman of the Board and as a Director of the Company. Fees for his December 2006 service as a non-employee director are included in the Director Compensation Table on page 12.

(6)	Upon his retirement on November 30, 2006, Mr. Stokes forfeited 29,802 shares of restricted stock that were awarded to him in November 2005, with an effective date of January 1, 2006.

      All Other Compensation in the Summary Compensation Table above includes the following components:

		401(k) and
		Restoration	Supplemental	Subsidiary
		Plan Matching	Insurance	Board	Tax
Name	Year	Contributions	Premiums	Fees	Gross-ups	Other (1)	Total
A. A. Busch IV	2006	52,490	0	2,054	39,004	42,946	136,494
P. Stokes	2006	76,047	22,827	0	34,184	97,741	230,799
W. R. Baker	2006	33,249	17,021	0	8,923	46,984	106,177
M. T. Bobak	2006	31,128	6,312	10,125	10,557	34,803	92,925
D. J. Muhleman	2006	31,073	10,414	0	10,319	22,122	73,928
M. J. Owens	2006	27,032	9,058	0	5,762	39,511	81,363
____________________

(1)

Includes costs for personal use of Company car, financial and tax planning services, club memberships, the use of the Company barber shop, courier and car services, travel and accident insurance premiums, promotional awards, and beer for personal use and entertaining. The amount for Mr. Stokes includes $31,000 representing the value of the auto previously provided by the Company for his use, which was transferred to him upon his retirement, and $14,680 of payment for unused vacation days.

     As previously described on page 13, the Company owns corporate aircraft and corporate residences. Subject to strict compliance with written Company policies, Company personnel, including executive officers, using the corporate aircraft and corporate residences for business purposes may be permitted to invite family members or other guests to accompany them on the aircraft or to join them in the use of the corporate residences. Annually, the Company provides to all full-time U.S.-based salaried employees 12 admission tickets to its theme parks and similarly provides unlimited complimentary admission to its executive officers and their guests. The Company does not incur any additional incremental costs as a result of such accompaniment, use, or admission and the table above does not include any amount for these arrangements. These arrangements are included in the compensation of the Company personnel as required by tax law.

Grants Of Plan-Based Awards

				All Other
		Estimated Future		Option Awards:		Grant Date
		Payouts Under Equity		Number of	Exercise or	Fair Value
		Incentive Plan Awards		Securities	Base Price of	of Stock and
	Grant	Threshold	Maximum	Underlying	Option Awards	Option Awards
Name	Date	(#)	(#)	Options (#)	($/Sh)	($)
A. A. Busch IV	11/21/06	36,119	45,149	—	—	3,154,561
	11/21/06	—	—	739,979	46.37	7,199,996
P. T. Stokes	11/21/06	—	—	—	—	—
	11/21/06	—	—	—	—	—
W. R. Baker	11/21/06	8,638	10,798	—	—	430,516
	11/21/06	—	—	176,978	46.37	1,721,996
M. T. Bobak	11/21/06	8,571	10,714	—	—	427,167
	11/21/06	—	—	175,597	46.37	1,708,559
D. J. Muhleman	11/21/06	6,343	7,929	—	—	316,129
	11/21/06	—	—	129,953	46.37	1,264,443
M. J. Owens	11/21/06	5,518	6,898	—	—	275,023
	11/21/06	—	—	113,052	46.37	1,099,996
____________________

The figures under “Estimated Future Payouts Under Equity Incentive Plan Awards“ in the Grants of Plan-Based Awards table represent shares of restricted stock that were issued on January 1, 2007 pursuant to grants made on November 21, 2006, and are subject to performance targets for an approximately 36-month performance period commencing on January 1, 2007. Vesting of the shares will be 0%, 80%, or 100%, depending on whether the Company’s total shareholder return at the end of such performance period is in the lowest 25%, the middle 50%, or the top 25%, respectively, compared to the total shareholder return of all of the companies comprising the Standard & Poor’s 500 Stock Index© on the first day of such performance period, with any remainder being forfeited. Dividends are paid on all shares of restricted stock upon the same basis as paid on all other shares of common stock of the Company.

The options listed under “All Other Option Awards : Number of Securities Underlying Options” in the Grants of Plan-Based Awards table vest (i.e., become exercisable) in three equal parts on the first, second, and third anniversaries of the grant date. The Compensation Committee is authorized to accelerate exercisability of options at any time. In connection with certain equity restructuring transactions, the Committee will make an equitable adjustment (e.g., by adjustment of the number of options or the exercise price) as necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the outstanding award of options. The one-third of the 2006 grant which normally would become exercisable on November 20, 2007 was made eligible for earlier vesting if transferred in gifts to certain family members, trusts, or partnerships. Transfers to family members, trusts, or partnerships will not reduce or defer (i) the compensation income that an optionee would otherwise recognize from an exercise of the options or (ii) the Company’s tax deduction that would otherwise result from the option exercise. A tax payment feature allows the use of option stock to pay the minimum withholding taxes related to an option exercise. The number of options granted with the tax payment feature in 2006 to the named officers were: Mr. Busch IV, 737,823; Mr. Stokes, 0; Mr. Baker, 174,822; Mr. Bobak, 173,441; Mr. Muhleman, 127,797; and Mr. Owens, 110,896.

For a discussion of the vesting and forfeiture consequences on restricted stock and options as a result of a change in control of the Company or the death, disability, retirement or termination of the recipient, please see “Change in Control Provisions Affecting Stock Options and Restricted Stock” and “Death, Disability, Retirement and Termination Provisions Affecting Stock Options and Restricted Stock” beginning on page 47.

Outstanding Equity Awards At Fiscal Year-end

	Option Awards					Stock Awards
						Equity	Equity
						Incentive	Incentive Plan
						Plan Awards:	Awards: Market
						Number of	or Payout Value
	Number		Number			Unearned	of Unearned
	of Securities		of Securities			Shares, Units	Shares,
	Underlying		Underlying	Option		or Other Rights	Units or Other
	Unexercised		Unexercised	Exercise	Option	That Have Not	Rights That Have
	Options (#)		Options (#)	Price	Expiration	Vested	Not Vested
Name	Exercisable		Unexercisable(1)	($)	Date	(#)(2)	($)(2)
A. A. Busch IV	50,000		—	29.9688	11/24/08	18,158	893,374
	100,000		—	37.8907	11/23/09
	150,000		—	48.8750	11/21/10
	216,700		—	42.9450	11/27/11
	500,000		—	49.9100	11/26/12
	600,000		—	52.2600	11/25/13
	333,334		166,666	50.2850	11/23/14
	122,210		244,418	43.8000	11/22/15
	—		739,979	46.3700	11/20/16

P. T. Stokes	396,664	(3)	—	29.9688	11/24/08	10,490	516,108
	497,362	(4)	—	37.8907	11/23/09
	750,000		—	48.8750	11/21/10
	1,351,872		—	42.9450	11/27/11
	1,354,200	(5)	—	49.9100	11/30/11
	1,354,200	(6)	—	52.2600	11/30/11
	900,000	(7)	—	50.2850	11/30/11
	693,187		—	43.8000	11/22/15

W. R. Baker	195,000	(8)	—	21.6875	11/25/07	7,606	374,215
	200,000		—	29.9688	11/24/08
	200,000		—	37.8907	11/23/09
	250,000	(9)	—	48.8750	11/21/10
	270,900		—	42.9450	11/27/11
	300,000		—	49.9100	11/26/12
	325,000		—	52.2600	11/25/13
	200,001		99,999	50.2850	11/23/14
	51,192		102,383	43.8000	11/22/15
	—		176,978	46.3700	11/20/16

M. T. Bobak	45,000		—	29.9688	11/24/08	6,296	309,763
	67,362		—	37.8907	11/23/09
	100,000		—	48.8750	11/21/10
	135,500		—	42.9450	11/27/11
	140,000		—	49.9100	11/26/12
	150,000		—	52.2600	11/25/13
	116,668		58,332	50.2850	11/23/14
	42,376		84,752	43.8000	11/22/15
	—		175,597	46.3700	11/20/16

D. J. Muhleman	40,000		—	21.6875	11/25/07	7,108	349,714
	80,000		—	29.9688	11/24/08
	80,000		—	37.8907	11/23/09
	100,000		—	48.8750	11/21/10
	216,700		—	42.9450	11/27/11

	Option Awards				Stock Awards
					Equity	Equity
					Incentive	Incentive Plan
					Plan Awards:	Awards: Market
					Number of	or Payout Value
	Number	Number			Unearned	of Unearned
	of Securities	of Securities			Shares, Units	Shares,
	Underlying	Underlying	Option		or Other Rights	Units or Other
	Unexercised	Unexercised	Exercise	Option	That Have Not	Rights That Have
	Options (#)	Options (#)	Price	Expiration	Vested	Not Vested
Name	Exercisable	Unexercisable (1)	($)	Date	(#) (2)	($) (2)
	225,000	—	49.9100	11/26/12
	230,000	—	52.2600	11/25/13
	153,334	76,666	50.2850	11/23/14
	47,842	95,682	43.8000	11/22/15
	—	129,953	46.3700	11/20/16

M. J. Owens	12,000	—	25.2657	8/11/08	6,184	304,253
	60,000	—	29.9688	11/24/08
	60,000	—	37.8907	11/23/09
	70,000	—	48.8750	11/21/10
	86,700	—	42.9450	11/27/11
	150,000	—	49.9100	11/26/12
	175,000	—	52.2600	11/25/13
	153,334	76,666	50.2850	11/23/14
	41,620	83,238	43.8000	11/22/15
	—	113,052	46.3700	11/20/16
____________________

(1)	Options become exercisable in three equal installments each year beginning on the first anniversary of the grant date.

(2)	These figures represent shares of restricted stock that were issued on January 1, 2006, and are subject to performance targets for an approximately 36-month performance period that commenced on January 1, 2006. Vesting of the shares will be 0%, 80%, or 100%, depending on whether the Company’s total shareholder return at the end of such performance period is in the lowest 25%, the middle 50%, or the top 25%, respectively, compared to the total shareholder return of all of the companies comprising the Standard & Poor’s 500 Stock Index© on the first day of such performance period, with any remainder being forfeited. The figures reported are based upon an assumption that 80% vesting will occur. Shares of restricted stock granted on November 21, 2006, but not effective and issued until January 1, 2007, are not reflected in these figures but are reflected in the “Grants of Plan-based Awards” table on page 35. The value is based on the closing price of the shares on December 29, 2006.

(3)	132,222 of these have been transferred to a family partnership.

(4)	165,788 of these have been transferred to a family partnership.

(5)	450,733 of these have been transferred to a family partnership.

(6)	450,763 of these have been transferred to a family partnership.

(7)	299,337 of these have been transferred to a family partnership.

(8)	63,464 of these have been transferred to a family partnership.

(9)	67,000 of these have been transferred to a family partnership.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares	Realized	Shares	Realized
	Acquired	on	Acquired	on
	on Exercise	Exercise	on Vesting	Vesting
Name	(#)	($)	(#)	($)
A. A.Busch IV	0	0	0	0
P. T. Stokes	313,216	8,098,551	0	0
W. R. Baker	130,000	3,601,052	0	0
M. T. Bobak	0	0	0	0
D. J. Muhleman	45,400	1,206,775	0	0
M. J. Owens	0	0	0	0

EXECUTIVE RETIREMENT PLANS

     Executive officers are eligible for participation in a tax-qualified defined benefit plan and a tax-qualified defined contribution plan. The ability of executive officers to participate fully in these plans is limited under IRS and ERISA requirements and, as a result, the Company provides nonqualified plans that restore the normal benefits that cannot be paid from the qualified plans. In addition, in order to provide competitive overall retirement benefits and retention incentives to its executive officers, the Company offers these nonqualified supplemental pension benefits and nonqualified deferred compensation plans. These plans are described below.

Pension Benefits

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($) (1)	($) (2)
A. A. Busch IV	Salaried Employees	20	356,300	0
	Pension Plan
	Brewery Workers Plan	1	700	0
	Supplemental Executive	20	2,800,600	0
	Retirement Plan
P. T. Stokes	Salaried Employees	38	1,800,700	1,912,934
	Pension Plan
	Supplemental Executive	38	30,400,000	30,284,906
	Retirement Plan
W. R. Baker	Salaried Employees	36	1,527,900	0
	Pension Plan
	Supplemental Executive	36	7,111,300	0
	Retirement Plan
M. T. Bobak	Salaried Employees	14	240,800	0
	Pension Plan
	Supplemental Executive	14	785,900	0
	Retirement Plan
D. J. Muhleman	Salaried Employees	28	901,600	0
	Pension Plan
	Supplemental Executive	28	3,149,700	0
	Retirement Plan
M. J. Owens	Salaried Employees	25	785,700	0
	Pension Plan
	Supplemental Executive	25	2,384,700	0
	Retirement Plan
____________________

(1)	As of September 30, 2006. See page 41 below for an explanation of the valuation methods and assumptions.
(2)	Payments to Mr. Stokes reflect value of benefits as of November 30, 2006, when Mr. Stokes retired and received payment of his entire interest in these plans.

Anheuser-Busch Salaried Employees’ Pension Plan (“SEPP”)

     The SEPP is a tax qualified defined benefit pension plan that provides retirement benefits for salaried employees of Anheuser-Busch Companies, Inc. and certain of its subsidiaries.

     Credited service used for calculating benefits under the plan includes salaried employment after age 21. The maximum credited service under the SEPP is 30 years.

     The plan’s benefit formula takes into account a participant’s credited service and average annual salary. Average annual salary is the highest five consecutive year average of the participant’s annual base pay rate in effect on January 1 of each year. Base pay is the only element of compensation that is reflected in the benefit formula.

     Benefits under the plan are calculated on the basis of the following formula:

1.375 % of average annual salary up to an amount equal to one-fourth of the social security wage base (social security wage base for 2006 was $94,200)
Plus
1.75 % of average annual salary in excess of one-fourth of the social security wage base
Times
years of credited service up to a maximum of 30 years

     The amount determined under the formula is the participant’s annual benefit payable at age 65 under the life with ten years certain method of payment. That amount is used as the basis for determining early retirement benefits and the other payment method options available under the plan.

     The SEPP permits payment of benefits as early as age 55. Benefits paid before age 65 may be reduced depending on the participant’s age and service at the time of termination of employment. Early retirement benefits are calculated as follows:

  Participants who are at least 58 years old and have at least 30 years of service at the time of termination of employment receive their full accrued benefit without reduction.

  Participants who are between age 55 and age 58 and have at least 30 years of service at the time of termination of employment have their benefit reduced by one-fourth of one percent for each month that the benefit commencement date precedes age 58.

  Participants who are at least 55 years old and have between 10 and 30 years of service at the time of termination of employment have their benefit reduced by one-fourth of one percent for each month that their benefit commencement date precedes age 65.

  The amount of the early retirement benefit for all other participants is determined on an actuarial (non-subsidized) basis.

     Participants may elect to receive benefits payments under any of the following actuarially equivalent forms of payment:

  Life with ten years certain (basic method under plan formula): Provides monthly payments for life and, if the participant dies before receiving 120 monthly payments, a beneficiary will receive monthly payments until a combined total of 120 payments have been made.

  Life with five years certain: Provides monthly payments for life and, if the participant dies before receiving 60 monthly payments, a beneficiary will receive monthly payments until a combined total of 60 payments have been made.

  Life only: Provides monthly payments for life.

  Two-thirds joint and survivor: Provides monthly payments for life and, if the participant dies and the named survivor is still alive, two-thirds of the benefit amount will be paid to the named survivor for life.

  Installment payments (five, ten, or fifteen years certain): Provides monthly payments to the participant or beneficiary for the number of years selected.

  Installment refund: Provides monthly payments for life and, if the participant dies before receiving payments totaling the one sum actuarial equivalent value of the benefit at the time of retirement, a beneficiary will receive a monthly benefit until payments totaling that amount have been made.

  Lump sum: Single one sum payment of the actuarial equivalent value of the benefit.

     Actuarial value and actuarial equivalence are determined on the basis of mortality and interest rate assumptions, which vary based on the date payments begin and the form of payment elected. For example, lump sum payments made during 2006 were calculated based on a mortality table specified by the Internal Revenue Service and an interest rate of 4.465%.

     Mr. Baker is the only Named Executive Officer currently eligible for early retirement benefits under the SEPP. Except as indicated in the explanation regarding a change in control, the Company does not grant years of credited service other than for covered salaried employment.

St. Louis Teamster Brewery Workers Pension Plan (“Brewery Workers Plan”)

     The Brewery Workers Plan is a tax qualified defined benefit pension plan that provides retirement benefits for hourly employees who are covered by certain collective bargaining agreements. Mr. Busch IV participated in the plan briefly at the beginning of his career.

Anheuser-Busch Companies, Inc. Supplemental Executive Retirement Plan (“SERP”)

     The SERP is a nonqualified, unfunded defined benefit plan. The plan provides supplemental retirement benefits to improve the competitiveness of overall retirement benefits for executive officers and to provide benefits that cannot be provided under the SEPP due to limitations on the amount of compensation that can be taken into account under qualified plans. Executive officers and certain other key executive employees are eligible to participate in the plan.

     Credited service used for calculating benefits under the plan includes salaried employment after age 21. The maximum credited service under the SERP is 30 years.

     The plan’s benefit formula takes into account a participant’s credited service and eligible earnings. Eligible earnings are the single highest combination of a participant’s current year annual base pay rate as of January 1 and prior year bonus during the last five years of employment.

     An executive officer’s annual benefit payable at age 65 under the life with ten years certain method is calculated on the basis of the following benefit formula:

  1.67% of eligible earnings times credited service up to a maximum of 30 years minus the annual benefit under the SEPP and the participant's annual primary social security benefit.

     The plan also provides a minimum benefit that restores the benefits that cannot be provided under the SEPP due to the limitations on the amount of compensation that can be taken into account under qualified plans (the compensation limitation for 2006 was $220,000). In addition, a participant’s benefit determined under the formula can never be less than the highest benefit accrued after age 55 and the benefit of a participant who works beyond age 65 will never be less than the accrued benefit in effect at age 65 actuarially increased for delayed commencement.

     The SERP permits payment of benefits as early as age 55. Early retirement benefits under the SERP are determined in the same manner as described for the SEPP, except that no benefit is payable under the SERP to any participant who ceases employment prior to age 55, other than upon disability or a change in control.

     Participants may elect to receive benefit payments under any of the following actuarially equivalent forms of payment:

  Life with ten years certain (basic method under plan formula)

  Two-thirds joint and survivor

  Installment payments (five or ten years certain)

  Lump sum

     Unless the participant elects a different method of payment, benefits are automatically paid under the lump sum method. Benefits under the SERP generally commence as of the first day of the month following the participant’s retirement. For benefits accrued after December 31, 2004, SERP payments to executive officers due to separation from service cannot begin earlier than 6 months after separation.

     Mr. Baker is the only Named Executive Officer currently eligible for early retirement benefits under the SERP. The Company does not grant years of credited service other than for covered salaried employment.

Valuation Method and Assumptions For Pension Benefits Table

     The actuarial present value of accumulated benefits for the SEPP and SERP shown in the Pension Benefits table is based on benefits accrued as of September 30, 2006, the Company’s measurement date for financial reporting purposes. The amounts reflect the method and assumptions used in calculating the Company’s pension liability under generally accepted accounting principles as of that date, except that each executive is assumed to remain actively employed until retirement on September 30, 2006, or the next earliest age at which he is eligible for unreduced retirement benefits under the terms of the plans. The material assumptions used in the calculations were:

  Discount rate: 6%

  Lump sum interest rate: For Mr. Stokes and Mr. Baker, who were eligible for unreduced retirement benefits prior to September 30, 2006, the rates were 4.465% for benefits under the SERP and 4.925% for benefits under the SEPP. For Mr. Busch IV, Mr. Bobak, Mr. Muhleman and Mr. Owens, who will not become eligible for unreduced retirements benefits until sometime after 2006, the rate was 6% for benefits under the SEPP and SERP.

  Post-retirement mortality: The mortality table used in valuing monthly payments was the RP-2000 Combined Healthy Mortality Table, adjusted for white collar employees and projected to 2005. The mortality table used in valuing lump sum payments was the table published by the Internal Revenue Service in Revenue Ruling 2001-62.

  Payment distribution assumptions: The valuation of SEPP benefits was based on an 80% probability that the executive would elect the lump sum and a 20% probability that he would elect the life with 10 years certain annuity form. The valuation of SERP benefits was based on a 100% probability that the executive would elect the lump sum.

     In determining the present value of accumulated benefits for Mr. Busch IV under the Brewery Workers Plan, the material assumptions were the 6% discount rate, the 1994 Group Annuitant Mortality Table and a 100% probability of electing the life only form of payment under that plan.

Nonqualified Deferred Compensation

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Balance
	in Last FY	in Last FY	in Last FY	Distributions	at Last FYE
Name	($) (1)	($) (2)	($)	($)	($) (3)
A. A. Busch IV	44,744	40,676	88,280	0	691,978
P. T. Stokes	283,233	68,776	473,074	1,559,212	2,811,707
W. R. Baker	23,918	21,778	853,700	0	8,740,758
M. T. Bobak	21,424	19,407	77,588	0	577,193
D. J. Muhleman	21,491	19,569	42,854	0	330,162
M. J. Owens	17,025	15,508	25,589	0	222,536
____________________

(1)	All of these executive contributions are reported for each Named Executive Officer in the Salary column in the Summary Compensation Table on page 33.
(2)	All of these contributions by the Registrant are reported for each Named Executive Officer in the All Other Compensation column in the Summary Compensation Table on page 33.
(3)	The amounts in this column represent compensation earned (and elected to be deferred) by the executives during their careers (and, as applicable, reported in the Summary Compensation Tables of this and previous proxy statements), along with market based earnings on the deferred amounts based on investment elections made at the time of deferral.

Anheuser-Busch Executive Deferred Compensation Plan (“Deferred Compensation Plan”)

     The Deferred Compensation Plan is a nonqualified, unfunded defined contribution plan. The plan provides executive officers with the opportunity to defer salary and bonus compensation for a period of years or until termination of employment.

     Employees eligible to participate include executive officers and certain other key executive employees. Eligible individuals can elect to defer all or any portion of their base salary and bonus compensation in excess of $200,000. (Salary and bonuses that Named Executive Officers have elected to defer are reported in the respective Salary and Bonus columns of the Summary Compensation Table of the proxy statement each year.)

     Participants elect to have earnings credited on the amounts deferred on the basis of the following hypothetical investment options, all of which reflect market based rates of return: S&P 500 Index Fund, Wilshire 5000 Index Fund, Money Market Fund and four Fixed Interest Funds. The interest rates established for the Money Market Fund and the four Fixed Interest Funds reflect the Company’s costs of borrowing for the respective maturities. The interest rate for the Money Market Fund is adjusted semi-monthly. The Fixed Interest Funds credit interest at fixed rates that are available for one, three, five, or ten year terms. Interest rates for the Fixed Interest Funds expire on December 31 of the last year of the applicable term.

     Amounts invested in the S&P 500 Index Fund, the Wilshire 5000 Index Fund and the Money Market Fund can be reallocated among any of the investment alternatives on a monthly basis. Amounts invested in a Fixed Interest Fund must remain in that fund until the expiration of the applicable one, three, five or ten year interest rate period. Maturing Fixed Interest Fund investments may be allocated among any investment alternatives available at the time those amounts mature.

     The investment returns during 2006 on amounts allocated to the S&P 500 Index Fund and the Wilshire 5000 Index Fund were as follows:

  S&P 500 Index Fund: 15.78%

  Wilshire 5000 Index Fund: 15.69%

     The interest rates applicable to amounts allocated to the Money Market Fund and the Fixed Interest Funds during 2006 were as follows:

  Money Market Fund: 5.12% (average semi-monthly rate for 2006)

  One-Year Fixed Interest Fund: 4.80%

  Three-Year Fixed Interest Fund: 4.90%

  Five-Year Fixed Interest Fund: 5.00%

  Ten-Year Fixed Interest Fund: 5.30%

     Participants make separate elections each year regarding the amount to defer, the deferral period, and the timing and method of distribution at the end of the deferral period.

     With regard to the deferral period, participants may elect a fixed deferral period of five, ten, fifteen or twenty years or to defer payment until termination of employment. Payment of fixed period deferrals begin as of January 1 following the end of the period elected, provided the participant is still employed by the Company at that time. Participants who leave employment prior to the end of an elected fixed deferral period must begin receiving payments after termination of employment even if the fixed period has not expired. For amounts deferred prior to January 1, 2005, participants may change a prior election to extend the deferral period or select a later payment commencement date. For amounts deferred after December 31, 2004, participants may change a prior election to extend the deferral period or select a later payment commencement date, but the starting date for any such payments must be deferred at least five years from the original payment date. With respect to amounts deferred after December 31, 2004, payments to executive officers due to termination of employment cannot begin earlier than six months after separation.

     Participants may elect to have deferral amounts distributed in a single lump sum or in five or ten annual installments. For amounts deferred prior to January 1, 2005, participants may change a prior election to extend the payment period. For amounts deferred after December 31, 2004, participants may change a prior election to extend the payment period, but the starting date for any such payment must be deferred at least five years from the original payment date. Participants cannot elect to shorten the payment period elected for any prior deferral.

     To the extent permitted under Section 409A of the Internal Revenue Code, distributions may be accelerated in the event of an unforeseeable emergency or hardship approved by the Company and as described in Change in Control Provisions Affecting Retirement Plans on page 48.

     If and to the extent payments to an executive officer that would otherwise be made under the plan during a year are nondeductible for tax purposes, payment will be delayed until a future year when the payment is deductible.

Anheuser-Busch 401(k) Restoration Plan (“Restoration Plan”)

     The Restoration Plan is a nonqualified, unfunded defined contribution plan. The plan restores benefits that cannot be provided under the Company’s qualified 401(k) plan due to Internal Revenue Code qualified plan compensation limits. The Internal Revenue Code compensation limit for 2006 was $220,000.

     To be eligible for the Restoration Plan, an individual must have a base salary that exceeds the Internal Revenue Code limit on qualified plan compensation. The individual must also be a participant in the Company’s qualified 401(k) plan and contributing at least 6% of base pay under that plan. The only type of compensation taken into account under the Restoration Plan is base pay.

     The Restoration Plan allows participants to defer 6% of base pay in excess of the Internal Revenue Code compensation limit and obtain Company matching contributions on those deferrals. Company matching contributions are made at the same rate as provided in the Company’s qualified 401(k) plan. The match rate for the qualified plan’s current plan year, April 1, 2006 through March 31, 2007, is 85.06%.

     Most participants must have 50% of their deferral invested in the Company Stock Fund for at least one complete calendar year before those amounts may be transferred to another available investment fund. However, to maintain an exception from SEC regulations for executive reporting and short swing trading, executive officers may not allocate any personal deferrals to the Company Stock Fund. Participant deferral amounts may be hypothetically invested in the following funds: Company Stock Fund (not available for executive officers), Short-Term Fixed Income Fund, Medium-Term Fixed Income Fund, Large Cap Stock Index Fund, Mid/Small Cap Stock Index Fund, International Stock Index Fund, Indexed Balanced Fund and Managed Balanced Fund. These are the same investment alternatives available under the Company’s qualified 401(k) plan. All Company matching contributions are initially invested in the Company Stock Fund.

     Other than amounts required to be invested in the Company Stock Fund, participants may transfer investments among the various investment alternatives on a daily basis. Participants who are age 50 and over may transfer all amounts invested in the Company Stock Fund, including personal deferrals and Company matching contributions initially required to be invested in that Fund, among any of the investment alternatives. Executive officers may not transfer any investments into the Company Stock Fund.

     Investments in the Restoration Plan are credited with the same investment return as the corresponding fund in the Company’s qualified 401(k) plan. The investment returns for the available funds during 2006 were as follows:

  Company Stock Fund: 17.42%

  Short-Term Fixed Income Fund: 5.17%

  Medium-Term Fixed Income Fund: 4.14%

  Large Cap Stock Index Fund: 15.83%

  Mid/Small Cap Stock Index Fund: 15.32%

  International Stock Index Fund: 19.52%

  Indexed Balanced Fund: 11.55%

  Managed Balanced Fund: 11.61%

     Distribution to a participant of his balance under the Restoration Plan occurs after termination of employment. Participants may also elect to receive their distributions in either a single lump sum payment or five annual installments. To the extent permitted under Section 409A of the Internal Revenue Code, distributions may be accelerated in the event of an unforeseeable emergency or hardship approved by the Company and as described in the explanation regarding a change in control of the Company. With respect to deferrals and matching contributions credited to accounts after December 31, 2004, distributions to executive officers due to termination of employment cannot begin earlier than six months after separation.

     Participant elections regarding the timing and form of distribution remain in effect until changed by the participant. Any change regarding the timing or form of distribution is effective only with respect to future deferrals and matching contributions.

     If and to the extent payments to an executive officer that would otherwise be made under the plan during a year are nondeductible for tax purposes, payment will be delayed until a future year when the payment is deductible.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to the Named Executive Officers of the Company in the event of a termination of employment or a change in control of the Company. As explained on page 32, the Company’s change in control benefits do not provide a multiple of salary or bonus but instead protect previously granted, unvested long-term incentive awards; in-process, earned annual incentive payments; and provide pension and tax protection. The amount of compensation payable to each Named Executive Officer in each situation is listed in the tables below or described in the narrative following the tables. The amounts shown assume that such termination or change in control was effective on December 31, 2006 and that the Company’s common stock was $49.20 per share, which was the closing price of the shares on December 29, 2006. The amount indicated as the value of the accelerated vesting for stock options is the amount by which the closing price of the common stock exceeds the exercise price of the unvested options.

Mr. Busch IV
Executive Benefits and			Involuntary				Change
Payments	Voluntary		Not for Cause	For Cause			in
Upon Termination	Termination	Retirement	Termination	Termination	Death	Disability	Control
Compensation:
Bonus	$1,200,000	$1,200,000	$1,200,000	0	$1,200,000	$1,200,000	$1,065,560
Long-term Incentives
Restricted Stock
2006-2008
(performance period)	0	0	0	0	0	0	1,116,742
2007-2009
(performance period)	0	0	0	0	0	0	0
Stock Options
Accelerated Vesting	0	3,413,998	0	0	3,413,998	3,413,998	3,413,998
Benefits and Perquisites:
Nonqualified Pension
(SERP)	0	0	0	0	0	2,154,291	2,154,291
Executive Life Insurance
Proceeds	0	0	0	0	0	0	N/A

Mr. Stokes

     Since Mr. Stokes retired from the Company on November 30, 2006, payments to him in connection with his retirement are included in the Pension Benefits table on page 39 and the Nonqualified Deferred Compensation table on page 42. Vesting of his outstanding stock options also accelerated upon his retirement. The market price of the stock issuable under these options exceeded their exercise price by $2,495,470 at December 31, 2006. He received $322,703 as the cash surrender value of his executive life insurance policy upon his retirement, including $172,748 representing his personal contributions to the policy. As a former executive officer, he will also continue to receive up to $17,000 annually in tax and financial planning services for five years.

Mr. Baker
Executive Benefits and			Involuntary				Change
Payments	Voluntary		Not for Cause	For Cause			in
Upon Termination	Termination	Retirement	Termination	Termination	Death	Disability	Control
Compensation:
Bonus	$600,000	$600,000	$600,000	0	$600,000	$600,000	$689,480
Long-term Incentives
Restricted Stock
2006-2008
(performance period)	0	0	0	0	0	0	467,794
2007-2009
(performance period)	0	0	0	0	0	0	0
Stock Options
Accelerated Vesting	0	1,053,716	0	0	1,053,716	1,053,716	1,053,716
Benefits and Perquisites:
Nonqualified Pension
(SERP)	6,766,214	6,766,214	6,766,214	6,766,214	5,331,586	6,766,214	6,766,214
Executive Life Insurance
Proceeds	129,398	129,398	129,398	129,398	2,089,398	0	N/A

Mr. Bobak
Executive Benefits and			Involuntary				Change
Payments	Voluntary		Not for Cause	For Cause			in
Upon Termination	Termination	Retirement	Termination	Termination	Death	Disability	Control
Compensation:
Bonus	$600,000	$600,000	$600,000	0	$600,000	$600,000	$438,760
Long-term Incentives
Restricted Stock
2006-2008
(performance period)	0	0	0	0	0	0	387,253
2007-2009
(performance period)	0	0	0	0	0	0	0
Stock Options
Accelerated Vesting	0	0	0	0	954,600	954,600	954,600
Benefits and Perquisites:
Nonqualified Pension
(SERP)	0	0	0	0	0	813,811	813,811
Executive Life Insurance
Proceeds	19,198	19,198	19,198	19,198	1,927,198	0	N/A

Mr. Muhleman
Executive Benefits and			Involuntary				Change
Payments	Voluntary		Not for Cause	For Cause			in
Upon Termination	Termination	Retirement	Termination	Termination	Death	Disability	Control
Compensation:
Bonus	$525,000	$525,000	$525,000	0	$525,000	$525,000	$454,430
Long-term Incentives
Restricted Stock
2006-2008
(performance period)	0	0	0	0	0	0	437,191
2007-2009
(performance period)	0	0	0	0	0	0	0
Stock Options
Accelerated Vesting	0	884,450	0	0	884,450	884,450	884,450
Benefits and Perquisites:
Nonqualified Pension
(SERP)	0	0	0	0	0	2,208,827	2,208,827
Executive Life Insurance
Proceeds	67,395	67,395	67,395	67,395	2,079,395	0	N/A

Mr. Owens
Executive Benefits and			Involuntary				Change
Payments	Voluntary		Not for Cause	For Cause			in
Upon Termination	Termination	Retirement	Termination	Termination	Death	Disability	Control
Compensation:
Bonus	$500,000	$500,000	$500,000	0	$500,000	$500,000	$438,760
Long-term Incentives
Restricted Stock
2006-2008
(performance period)	0	0	0	0	0	0	380,316
2007-2009
(performance period)	0	0	0	0	0	0	0
Stock Options
Accelerated Vesting	0	769,422	0	0	769,422	769,422	769,422
Benefits and Perquisites:
Nonqualified Pension
(SERP)	0	0	0	0	0	1,680,626	1,680,626
Executive Life Insurance
Proceeds	31,239	31,239	31,239	31,239	1,781,239	0	N/A

Change in Control

     A “Change in Control” is considered to occur upon any of the following events:

     (i) the acquisition by any person of more than 30% of the Company’s voting stock (50% in the case of options issued under the 1989 Incentive Stock Plan);

     (ii) shareholder approval of a merger or consolidation which results in the shareholders of the Company prior to the merger or consolidation owning less than 50% of the surviving entity;

     (iii) persons serving as directors of the Company on the date of adoption of the respective plan, and those replacements or additions subsequently approved by a majority of the Board of Directors, cease to make up more than 50% of the Board; or

     (iv) shareholder approval of a complete liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the Company’s assets.

Change in Control, Retirement, Disability, Death and Termination Provisions Affecting Bonus Payments

     Upon the occurrence of a Change in Control as defined above, the Company will immediately pay all bonuses payable for completed calendar years and, for the current calendar year, will immediately pay bonuses calculated on a pro-rata basis. In the event an excise tax or other special tax is imposed on any payment under the Officer Bonus Plan due to a Change in Control, the payment amount will be increased to cover such tax on a “gross up” basis. No such excise tax or other tax would have been imposed if a Change in Control had occurred on December 31, 2006. The Compensation Committee is charged with administering the Officer Bonus Plan and, thus, also has discretion to determine whether a bonus should be paid upon retirement, disability, death or termination. For purposes of the foregoing tables regarding “Potential Payments Upon Termination or Change in Control,” the Company has assumed that the Compensation Committee would exercise its discretion in favor of paying bonuses in the case of retirement, disability, death or termination (other than termination for cause). The figures shown in such tables represent payments of otherwise payable bonus amounts upon the occurrence of these events and are not in addition to bonus amounts shown in the “Summary Compensation Table” beginning on page 33.

Change in Control Provisions Affecting Stock Options and Restricted Stock

     All outstanding options automatically vest (i.e., become exercisable), and all shares of restricted stock automatically vest (i.e., restrictions lapse), upon a Change in Control as defined above.

Death, Disability, Retirement and Termination Provisions Affecting Stock Options and Restricted Stock

     For restricted stock, upon the recipient’s death, disability, retirement, or involuntary termination due to a sale of assets, liquidation, shutdown, spin-off, reorganization or similar event (except in the case of a Change in Control, as described above), a pro rata portion of the restricted stock corresponding to the elapsed portion of the performance period will vest at the end of the performance period if the applicable performance goal is attained and the rest will be forfeited. Unless earlier waived or modified by the Committee, if the recipient’s employment ceases, or is deemed to have ceased, during the performance period other than for reasons stated in the preceding sentence or the occurrence of a Change in Control, then all of the shares of restricted stock will be forfeited.

     For stock options, outstanding options also automatically vest in the event of the optionee’s death, disability, or retirement. If the optionee’s employment terminates, the options are exercisable as follows:

Termination of Employment Due To:	Exercise Period:
Death	Until earlier of option expiration date or 3 years after death; exercisable by post-death representative
Retirement	Until option expiration date (or, for options awarded before 2005, until 5 years after termination, if earlier)
Disability	Until option expiration date (or, for options awarded before 2005, until 1 year after termination, if earlier)
Voluntary Termination (other than Retirement)	Until earlier of option expiration date or 3 months after termination; applies to then vested options only
Involuntary Termination due to a sale of assets, liquidation, shutdown, spin-off, reorganization or similar event	For options awarded after 2005, exercisable until option expiration date; applies to then vested options only
Any Other Termination	Not exercisable and all outstanding options forfeited

     Options awarded prior to 2002, and the stock or other economic benefits derived from the exercise of such options, are subject to forfeiture, in the Compensation Committee’s discretion, if the optionee engages in competition with the Company or in conduct contrary to the best interests of the Company during optionee’s employment and for a period of 18 months after termination of employment.

Change in Control Provisions Affecting Retirement Plans

     All of the Company’s qualified and nonqualified retirement and deferred compensation plans have provisions that take effect in the event of a Change in Control as described above and to the extent permitted under Section 409A of the Internal Revenue Code.

     Under the SERP, each participant’s accrued benefit upon a Change in Control becomes fully vested and non-forfeitable and must be paid in a single sum within 30 days after that date. If a participant otherwise satisfied the eligibility requirements for early or normal retirement benefits on a Change in Control, the amount payable to the participant is the amount he or she would have been paid in the event of actual retirement on that date. If a participant did not otherwise satisfy the eligibility requirements for early or normal retirement benefits upon a Change in Control, the amount payable to the participant is the actuarial equivalent value of his or her accrued benefit on that date.

     Under the Deferred Compensation Plan and the Restoration Plan, the entire amounts of each participant’s accounts must be distributed in a single sum within 30 days after a Change in Control. Once a Change in Control has occurred, the provisions of the plans requiring distribution within 30 days cannot be amended in any manner without the written consent of each individual who was a participant immediately prior to that date. For information concerning the balances of the Named Executive Officers under these plans, see the table on page 42.

     In the event an excise tax or other special tax is imposed on any payment from the Deferred Compensation Plan, the SERP, or the Restoration Plan due to a Change in Control, the payment amount will be increased to cover such tax on a “gross up” basis. No such excise tax or other tax would have been imposed if a Change in Control had occurred on December 31, 2006.

Termination of Employment or Retirement Provisions in Retirement Plans

     All of the Company’s qualified and nonqualified retirement and deferred compensation plans have provisions that provide for payment upon termination of employment or retirement. The determination of the amounts available for payment and the various payment options are described in the summary of each plan.

     An executive officer who terminates employment prior to age 55 is not eligible for a benefit under the SERP and must wait until reaching age 55 to receive payment of his or her benefit under the SEPP. An executive officer who terminates employment or retires after age 55 is entitled to payment of his or her accrued benefit under the SEPP and SERP at that time. Upon termination or retirement, an executive officer is entitled to distributions under the Restoration Plan and the Deferred Compensation Plan in accordance with the executive officer’s prior elections and the terms of those plans.

____________________

Equity Compensation Plans

     The following table sets forth, for the Company’s equity compensation plans, the number of outstanding option grants under such plans, the weighted average exercise price of outstanding options, and the number of shares remaining available for issuance under such plans, all as of December 31, 2006.

Number of Shares of
Common Stock
	Number of Shares		Remaining Available
	of		for Future Issuance
	Common Stock		under Equity
	to be Issued	Weighted-Average	Compensation Plans
	upon Exercise of	Exercise Price	(Excluding Shares to be
	Outstanding	of Outstanding	Issued upon Exercise of
Plan Category	Options	Options	Outstanding Options)
Equity compensation plans approved by
security holders(1)	99,920,490	$45.96	14,514,454 (3)
Equity compensation plans not
approved by security holders(2)	110,689	$47.88	827,622
Total	100,031,179	$45.97	15,342,076

(1)	Includes the 1989 Incentive Stock Plan, the 1998 Incentive Stock Plan, the Stock Plan for Non-Employee Directors, and the Restricted Stock Plan for Non-Employee Directors.

(2)	The Global Employee Stock Plan (“Global Plan”), which is being submitted to stockholders for approval at the Annual Meeting, is described on pages 19-21.

(3)

Of the 14,514,454 total number of shares remaining available for future issuance under all the plans listed in note (1) above, as of December 31, 2006, 14,293,454 shares were available for future issuance under the 1998 Incentive Stock Plan, 127,000 shares were available for future issuance under the Stock Plan for Non-Employee Directors and 94,000 shares were available for future issuance under the Restricted Stock Plan for Non-Employee Directors. No shares remain available for issuance under the 1989 Incentive Stock Plan. The 14,514,484 figure does not include shares underlying restricted stock awards under the 1998 Incentive Stock Plan granted on November 21, 2006, that were issued and effective on January 1, 2007. After taking into account 461,791 shares underlying restricted stock issued on January 1, 2007, and other changes in January and February, as of February 28, 2007, there were 13,862,325 shares remaining available for future issuance under the 1998 Incentive Stock Plan, 127,000 shares remaining available for future issuance under the Stock Plan for Non-Employee Directors and 94,000 shares remaining available for future issuance under the Restricted Stock Plan for Non-Employee Directors. There have been no option grants under the plans listed in note (1) above since the end of 2006. The 2007 Equity and Incentive Plan is being submitted to stockholders for approval to replace the 1998 Incentive Stock Plan (see page 15). If the 2007 Equity and Incentive Plan is approved, then the 1998 Incentive Stock Plan will be terminated.

____________________

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS

     The Company enters into transactions in which its 5% stockholders, directors, executive officers or their family have a material interest only if those transactions are in the best interests of the Company. The Company has adopted a written policy governing the review and approval of related person transactions. Review by the Board’s Conflict of Interest Committee or Compensation Committee of any such transaction is required if the amount involved exceeds $120,000. The policy excepts from review specified categories of transactions that do not pose a significant risk of a conflict of interest, either because a 5% stockholder, director, executive officer or their family would not have a material interest in a transaction of that type or other characteristics of the transaction eliminate the risk of a conflict of interest. The Company does not consider transactions with stockholders who do not attempt to influence the control of the Company to present a significant risk of a conflict of interest, even if the stockholder owns in excess of 5% of the Company’s outstanding common stock. As a result, the Company’s policy did not require approval of transactions with Barclays Global Investors or Berkshire Hathaway. With the exception of transactions with Barclays or Berkshire Hathaway, all transactions described in this section have been reviewed and approved as required by the Company’s related person policy.

     In connection with the retirement by Mr. Stokes as Chief Executive Officer of the Company, Mr. Stokes has agreed to provide consulting and advisory services to the Company. Generally Mr. Stokes will commence providing services on March 1, 2007 and the arrangement will terminate on August 31, 2009. Either the Company or Mr. Stokes may terminate the arrangement on or after March 1, 2008. The services to be provided by Mr. Stokes are distinct from his responsibilities as a member of the Board of Directors and will not exceed 130 days in any calendar year. The Company has agreed to pay to Mr. Stokes a fee of $187,500 for each calendar quarter during the arrangement. The Company will provide Mr. Stokes with an office and administrative assistance to be used by him in providing the consulting services. The Company has also agreed to provide transportation to be used by him in providing the services and to reimburse him for the expenses incurred by him during travel while providing the services. The Company’s costs under this arrangement during December 2006 approximated $19,716. The Company estimates that its costs under the arrangement will approximate $300,000 each calendar year, in addition to the fees to be paid to Mr. Stokes. Additionally, in connection with the retirement of Mr. Stokes, the Company transferred to Mr. Stokes ownership of the auto previously provided by the Company for his use.

     Until his retirement on November 30, 2006, August A. Busch III was Chairman of the Board and an executive officer of the Company. For his services during 2006, Mr. Busch III received a salary of $550,000; a bonus of $950,000; 6,528 shares of restricted stock issued on January 1, 2006; an increase in his pension amount of $3,930,100 (representing the accounting pension expense recognized by the Company under FAS 87 based on actuarial estimates); and all other compensation of $434,000 (comprised of $275,385 of security provided at his home, $29,886 of 401(k) and restoration plan matching contributions, $39,331 of supplemental life insurance premiums, $15,188 of subsidiary board fees, $17,000 of financial and tax planning services, $37,138 of tax gross ups, and $20,072 of other benefits). In connection with his retirement, Mr. Busch III elected to collect the benefit under the Company’s defined benefit pension plans earned in his 49 years of service with the Company in a lump sum, as permitted under the terms of those plans. The Company paid to Mr. Busch III $37,035,162. Since his retirement, Mr. Busch III has received distribution of approximately $27,800,000 from his nonqualified deferred compensation accounts. An additional distribution of approximately $1,600,000 under these plans will be paid to him in June 2007, with the balance of approximately $255,000 being paid over the next four years. These distributions represent earnings previously deferred by Mr. Busch III and reported in previous proxy statements of the Company as well as market rate earnings on the amounts deferred.

     In connection with the retirement by Mr. Busch III as an executive officer of the Company, Mr. Busch III has agreed to provide consulting and advisory services to the Company for six years commencing on December 1, 2006. The services provided by Mr. Busch III are distinct from his responsibilities as a member of the Board of Directors and will not exceed 130 days in any calendar year. Mr. Busch III will receive no fee for these services. The Company will provide Mr. Busch III with an office and administrative assistance to be used by him in providing the services. The Company has also agreed to provide transportation to be used by him in providing services to the Company and to reimburse him for the expenses incurred by him during travel while providing the services. In recognition of Mr. Busch III’s continued prominence resulting from his years of service to the Company, the Company has agreed to continue to provide security at the residence of Mr. Busch III if he so requests. The Company also agreed to maintain the arrangements with respect to Ginnaire and other aircraft owned by Mr. Busch III or corporations in which he owns a substantial interest (such arrangements are described below). The Company’s costs under the consulting arrangement during December 2006 approximated $45,918, excluding costs described below with respect to Ginnaire. The Company estimates that its costs under the arrangement will approximate $950,000 each calendar year, including the costs described below with respect to Ginnaire.

     Until his retirement on November 30, 2006, Joseph T. Sellinger was the Chairman of the Board, Chief Executive Officer and President of the Anheuser-Busch Packaging Group, Inc. Mr. Sellinger has agreed to provide consulting and advisory services to the Company for three years commencing on June 1, 2007. He will receive consulting fees of approximately $1,470,000 and benefits costing approximately $54,000 during that period. In connection with the retirement of Mr. Sellinger, the Company has also transferred to Mr. Sellinger ownership of the auto previously provided by the Company for his use.

     Until his retirement on November 30, 2006, James F. Hoffmeister was the Vice-President, Procurement, Logistics and Agriculture of Anheuser-Busch, Incorporated. Mr. Hoffmeister has agreed to provide consulting and advisory services to the Company for three years commencing on June 1, 2007. He will receive consulting fees of approximately $1,050,000 and benefits costing approximately $68,000 during the period. In connection with the retirement of Mr. Hoffmeister, the Company has also transferred to Mr. Hoffmeister ownership of the auto previously provided by the Company for his use.

     Pursuant to an investment agreement, the Company has purchased equity securities of Grupo Modelo, S.A.B. de C.V., Mexico’s largest brewer (“Grupo Modelo”), and of Diblo, S.A. de C.V., the operating subsidiary of Grupo Modelo (“Diblo”), and now holds a 50.2% direct and indirect interest in Diblo. The Company does not have voting or other effective control of either Grupo Modelo or Diblo. Carlos Fernandez G. is Chairman of the Board of Directors and Chief Executive of Grupo Modelo, and he and his family are significant stockholders of Grupo Modelo. Pursuant to the investment agreement, the Company agreed to use its best efforts to maintain on its Board of Directors a designee of Grupo Modelo as long as the Company owns ten percent or more of the outstanding capital stock of Grupo Modelo. Mr. Fernandez is that designee. The Company and Grupo Modelo have commercial arrangements in place. Grupo Modelo is the importer for the Company’s products in Mexico, and in 2006 paid to the Company $42,569,066 for the purchase of beer. In 2006, Grupo Modelo sold to the Company packaging materials in the amount of approximately $123,500. The Company has been appointed the importer of Grupo Modelo’s products in China, commencing January 1, 2007.

     August A. Busch IV, a director and executive officer of the Company, is the son of August A. Busch III, a director of the Company. Another son of Mr. Busch III, Steven Busch, was employed by the Company as Executive Assistant to the Chairman of the Board until October 13, 2006, for which he received cash compensation of $148,606 for 2006. Jon Hoffmeister, son of James Hoffmeister, a former executive officer of the Company, is employed by the Company’s wholly-owned subsidiary, Anheuser-Busch, Incorporated, as a director of business development, for which he received cash compensation of $150,434 for 2006.

     The Company leases approximately 267 acres located in St. Louis County, Missouri and certain other property, in part from a trust established for the benefit of certain heirs of the late August A. Busch, Jr. and in part from Grant’s Farm Manor, Inc., a corporation owned by a son of August A. Busch, Jr., Andrew Busch. August A. Busch IV, August A. Busch III and his other children have no financial interest in the leases. The Grant’s Farm facility (under lease from the trust) is used extensively by the Company for advertising and public relations purposes, for public tours, and for corporate entertaining. Grant’s Farm is one of St. Louis’ most popular tourist attractions. The lease arrangements for Grant’s Farm require the Company to pay a fixed annual rent and a percentage of income generated from on-site concession operations. The lease arrangements with Grant’s Farm Manor, Inc. are for the housing and breeding of the Company’s Clydesdale horses. The Company is required to reimburse maintenance and certain other expenses associated with each of the leased properties. The Company has certain rights of first refusal and other limited purchase rights relating to the Grant’s Farm land and some of the leased personal property, and to a private residence situated within the leased premises and certain personal property associated with the residence. For the year 2006, the Company paid in the aggregate $3,534,765 under these lease arrangements. The parties are currently negotiating possible changes to the lease arrangements in recognition of inflation over time, including an increase of approximately $300,000 in the annual rent, which has been unchanged for over 25 years.

     Anheuser-Busch, Incorporated (“ABI”) has agreements with Busch Distributing Company, LLC, d/b/a Krey Distributing Company (“Krey”), D&D Distributors L.L.P. d/b/a, Grey Eagle Distributors (“Grey Eagle”), Southern Eagle Distributing, Inc. (“Southern Eagle”), Busch-Transou LC d/b/a Tri-Eagle Sales (“Tri-Eagle”), and City Beverages LLC/Olympic Eagle Distributing (“City Beverages”) for the distribution of malt beverage products in St. Charles County, Missouri, St. Louis County, Missouri, Fort Pierce, Florida, Tallahassee, Florida, and Kent and Lakewood, Washington, respectively. Steven Busch, the half brother of August Busch IV, has been the owner of Krey since October 13, 2006. Krey paid $6,493,892 to ABI for the purchase of products and wholesaler related services for October 13 - December 31, 2006. David Stokes, the son of Patrick T. Stokes, is the owner of Grey Eagle. Grey Eagle paid $75,838,276 to ABI for the purchase of products and wholesaler related services during 2006. Peter William Busch, an uncle of Mr. Busch IV, is the President and majority owner of Southern Eagle. Southern Eagle paid $39,488,958 to ABI for the purchase of products and wholesaler related services during 2006. Tri-Eagle is owned by Tripp and Susan Busch Transou, the brother-in-law and sister of Mr. Busch IV. Tri-Eagle paid $29,197,330 to ABI for the purchase of products and wholesaler related services during 2006. City Beverages paid $47,361,515 to ABI for the purchase of products and wholesaler related services during 2006. City Beverages is majority owned by Steven Knight, a son of a director of the Company. The Company believes that the purchase, at market prices, and the operation of Anheuser-Busch wholesalerships by family members of Company executives and directors demonstrate to the Company’s independent beer wholesalers its confidence in the three tier beer distribution system. The distribution agreements with these wholesalerships are ABI’s standard distribution agreements. PricewaterhouseCoopers performs procedures every year designed to determine if these wholesalerships obtain treatment or special terms from ABI different from that available to all other independent wholesalers. PricewaterhouseCoopers’ findings are reported each year to the Board’s Conflict of Interest Committee.

     Ginnaire Rental, Inc. (“Ginnaire”), a corporation wholly owned by Mr. Busch III, leases aircraft to the Company for business use. For 2006 the Company paid $565,758 to Ginnaire pursuant to the lease agreements. The leasing fees are an hourly rate intended to reimburse Ginnaire for the pro rata share of maintenance costs, engine reserves and aircraft insurance, plus excise and use taxes attributed to the Company’s actual use of the aircraft, without mark-up. The Company provides fuel and hangar and maintenance services to aircraft owned by Ginnaire, by Mr. Busch III personally or by a corporation in which he has a substantial interest. The Company is reimbursed its costs for aircraft usage and expenses by these parties and for 2006, the Company was paid $333,939.

     Larry Israel, the brother of executive officer Francine Katz, is an independent producer who occasionally is hired by advertising agencies to produce commercials for Anheuser-Busch. The Company is not a party to these arrangements, either directly or indirectly. For 2006, Mr. Israel received approximately $240,000 from advertising agencies for his work on commercials for the Company.

     Andrew Taylor and his family own Enterprise Rent-A-Car Company (“Enterprise”), the largest rental car company in North America. Enterprise buys and disposes of automobiles for the Company, leases automobiles to the Company and provides ancillary maintenance services. In 2006, the Company paid to Enterprise approximately $13,500,000 for these services.

     During all or portions of 2006, Barclays Global Investors (“Barclays”) and Berkshire Hathaway have held in excess of 5% of the outstanding shares of the Company’s common stock. During 2006, the Company entered into ordinary course derivatives transactions with an affiliate of Barclays with total notional (assumed) amounts approximating $336,800,000 and had commercial and investment banking transactions with affiliates of Barclays in which the Company paid fees of $245,000. During 2006, the Company had commercial transactions with Berkshire Hathaway and its affiliates totaling $821,793, primarily consisting of insurance transactions.

     From time to time the Company may have entered into other transactions with companies in which its 5% stockholders, directors, executive officers or their family had an interest, whether as a director, shareholder or otherwise, but such interests are, in the judgment of the Company, immaterial.

____________________

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company’s executive officers and directors are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of common stock of the Company with the Securities and Exchange Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

     Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during the preceding year all filing requirements applicable to executive officers and directors have been complied with, except that two transactions in December 2006 and one transaction in January 2007 related to indirect investments by Michael Harding, an executive officer of the Company, were reported late.

____________________

OTHER MATTERS

Solicitation of Proxies

     The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage, and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. In addition, to assist in the solicitation of proxies from brokers, bank nominees, and other institutional holders and from other stockholders, the Company has engaged D. F. King & Co., Inc. for a fee not to exceed $12,000 plus out-of-pocket expenses. Solicitation also may be made by the Company’s officers, directors, or employees, personally or by telephone.

Stockholder Proposals for 2008

     For inclusion in the Company’s Proxy Statement and form of proxy, any stockholder proposals intended to be presented at the 2008 Annual Meeting must be received by the Company at its principal executive offices no later than November 13, 2007.

     Stockholders of record who do not submit proposals for inclusion in the Proxy Statement but who intend to submit a proposal at the 2008 Annual Meeting, and stockholders of record who intend to submit nominations for directors at the meeting, must provide written notice. Such notice should be addressed to the Vice President and Secretary and received at the Company’s principal executive offices not earlier than December 27, 2007 and not later than January 26, 2008. The written notice must satisfy certain requirements specified in the Company’s by-laws. A copy of the by-laws will be sent to any stockholder upon written request to the Vice President and Secretary.

Communications With Board

     Stockholders and other interested parties wishing to communicate with the Board of Directors, the non-management directors, or with an individual Board member concerning the Company may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: Attn: Vice President and Secretary, Anheuser-Busch Companies, Inc., Mail Code 202-6, One Busch Place, St. Louis, MO 63118. If from a stockholder, the envelope should indicate that it contains a stockholder communication. All such communications will be forwarded to the director or directors to whom the communications are addressed.

Code of Business Conduct and Ethics

     The Company has adopted a Code of Business Conduct and Ethics (the “Code”) for directors, officers, and employees, which is available on the Corporate Governance section of the Company’s website (under “Investor Relations”) at www.anheuser-busch.com. The Code is also available in print to any stockholder upon written request to: Vice President and Secretary, Anheuser-Busch Companies, Inc., Mail Code 202-6, One Busch Place, St. Louis, MO 63118. If any substantive amendments are made to the Code, the nature of such amendment will be disclosed on our website. In addition, if a waiver from the Code is granted to an executive officer, director, or principal accounting officer, the nature of such waiver will be disclosed on our website.

St. Louis, Missouri
March 12, 2007

Appendix A

ANHEUSER-BUSCH COMPANIES, INC.
CORPORATE GOVERNANCE GUIDELINES

     The Board of Directors of Anheuser-Busch Companies, Inc. (the “Company”) has adopted this set of corporate governance guidelines to further its longstanding objective to provide appropriate governance of the Company for the long-term benefit of stockholders.

Role of the Board of Directors

     The Board of Directors selects the Chief Executive Officer and oversees the performance of the officers of the Company in the interest and for the benefit of the stockholders. The Board of Directors has delegated to the Chief Executive Officer, together with the other officers of the Company, the authority and responsibility for managing the business of the Company under the direction of the Board. Each director is expected to spend the time and effort necessary to properly discharge the director’s responsibilities.

Composition of the Board of Directors

1. Size of Board of Directors

     The Corporate Governance Committee makes recommendations to the Board of Directors concerning the appropriate size of the Board of Directors. The Board of Directors believes that the quality of the individuals serving on the Board of Directors and the overall balance of the Board of Directors is more important than the number of members.

2. Board Membership Criteria

     The Board of Directors is responsible for nominating individuals for election to the Board of Directors by the stockholders and for appointing individuals as directors between annual meetings of the stockholders. The Corporate Governance Committee identifies, reviews and makes recommendations concerning potential members of the Board of Directors. Stockholders may propose nominees for consideration by the Corporate Governance Committee by submitting the name and supporting information to: Secretary, Anheuser-Busch Companies, Inc., One Busch Place, St. Louis, Missouri 63118.

     The Board seeks members from diverse business and professional backgrounds with outstanding integrity, achievement and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of the stockholders. The Board will evaluate each individual in the context of the entire Board of Directors with the objective of assembling a Board of Directors that can best perpetuate the success of the Company and promote the interests of stockholders. Directors should be committed to representing the interests of all stockholders and not to advancing the interests of special interest groups or constituencies of stockholders. Annually (or more often, if necessary), the Corporate Governance Committee reviews the qualifications and backgrounds of the directors and makes recommendations to the Board as to the directors to be nominated for election by the stockholders at the next annual meeting.

3. Selection of Chairman

     The Board of Directors annually selects a Chairman from among the directors. The Board of Directors has concluded that the decision as to whether the offices of the Chief Executive Officer and the Chairman should be separate should be based upon the determination of the Board of Directors as to which approach best serves the interests of the Company at the time.

4. Term Limits

     The Board does not believe that it should establish term limits for directors. Term limits would deprive the Company of the knowledge and expertise developed by directors from extended service on the Board of Directors.

5. Retirement of Board Members

     The policy of the Board of Directors is that any director who should reach the age of 72 should submit a letter of resignation for consideration by the Board of Directors effective with the end of the director’s elected term. The Corporate Governance Committee will review the appropriateness of continued service on the Board of Directors by that director and make a recommendation to the Board of Directors and, if applicable, annually thereafter.

6. Directors Who Change Their Present Job Responsibility

     The Board of Directors does not generally believe that directors who retire or significantly change the employment position they held when they became a member of the Board should leave the Board of Directors. However, upon any such event, the director is expected to submit a letter of resignation for consideration by the Board of Directors. The Corporate Governance Committee will review the appropriateness of continued service on the Board of Directors by that director and make a recommendation to the Board of Directors.

7. Limitation on Other Board Service

     The Board of Directors believes that the Company benefits from the experience directors bring from other boards on which they serve and accordingly does not believe that its directors should be prohibited from serving on boards and committees of other organizations. The Board does recognize that service on other boards may present demands on a director’s time and availability. Accordingly, the Board has adopted a policy prohibiting directors from serving as directors of more than five public companies (in addition to the Company). Directors are expected to inform the Chairman of the Board and the Chairman of the Corporate Governance Committee prior to becoming a director of any other company, whether public or private, or becoming a member of the audit committee of any other public company.

8. Director Orientation and Continuing Education

     The Company shall conduct an orientation program for newly elected or appointed directors on topics that will assist them in discharging their duties. The Company’s management shall conduct educational sessions for directors on matters relevant to the Company’s operations and to assist them in discharging their duties. The Corporate Governance Committee will oversee the development of the orientation and continuing education programs.

Independence Criteria

     A director is determined to be independent if the Board of Directors has determined that the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company.

     The Board of Directors has established the following categorical standards in connection with determining the independence of directors.

     (a) A director will not be considered to be independent if:

     (i) during the past three years:

  The Company has employed the director in any capacity or the Company has employed any of the director’s immediate family members as an executive officer;

  The director or any of the director’s immediate family members has received more than $100,000 per year in direct compensation from the Company (excluding director and committee fees and pension or other forms of deferred compensation for prior service and compensation paid to a family member for service as a non-executive employee of the Company);

  The director has been part of an “interlocking directorate” in which an executive officer of the Company serves on the compensation committee of another company for which the director or any of the director’s immediate family members is an executive officer;

  The director is an executive officer or an employee, or any of the director’s immediate family members is an executive officer, of a for profit organization that has made payments to, or received payments from, the Company for property or service in an amount that, in any single fiscal year, exceeds the greater of $1 million or 2% of such organization’s consolidated gross revenues; or

     (ii) the director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; the director is a current employee of such a firm; the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

     (b) The following will not be considered to impair a director’s independence:

  The director or any member of the director’s immediate family is employed by, an officer of or affiliated with any for profit organization that has made or received non-significant payments to or from the Company. For the purposes of this categorical standard, a payment will be considered to be non-significant if it represents less than (i) 1% of the gross revenues of the for profit organization for its last full fiscal year, and (ii) 1% of the Company’s gross revenues for its last full fiscal year;

  The director is an officer, director, trustee, or employee of a foundation, university or other non-profit organization to which the Company gives directly, or indirectly through its foundations, no more than $500,000 per annum or 2% of the organization’s gross revenues for its last full fiscal year (whichever is greater);

  The director receives fees for service as the Company’s representative or the representative of the Board of Directors on the board of directors of subsidiary or affiliated companies paid by the Company or such subsidiary or affiliated companies; or

  The director is an executive officer of another corporation or organization of which an executive officer of the Company serves on the board of directors (but is not on the compensation committee of the corporation or organization) or the director serves on the board of another corporation or organization together with other directors or officers of the Company.

     Annually, the Board of Directors will review the last categorical standard listed above and its application to the members of the Board.

     An individual will be considered to be affiliated with a corporation or other entity, if that individual controls, is controlled by or is under common control with the corporation or other entity.

     The Board of Directors will determine the independence of any director with a relationship to the Company that is not covered by the above standards.

Board Meetings

1. Frequency of Meetings

     The Board of Directors determines its schedule of board meetings each year. The current schedule is for nine regular meetings each year. A director is expected to regularly attend meetings of the Board and of the committees on which the director serves, and to review materials distributed in advance of meetings. A director is also expected to attend the annual meeting of stockholders.

2. Selection of Agenda Items

     The Chairman of the Board of Directors establishes the agenda for each meeting. Each member of the Board may suggest additional items for the agenda.

3. Distribution of Materials

     The minutes of the prior Board meeting, an agenda for the forthcoming meeting, and Company financial information are distributed to Board members in advance of the meetings.

4. Attendance of Non-Directors

     The Company may request retired directors to continue to attend Board meetings as advisory directors for the two years following their retirement so that the Company can continue to benefit from their experience and advice. Advisory directors will not vote. The Board believes that attendance by senior management of the Company at Board meetings is beneficial.

5. Access to Management and Advisers

     Board members shall have unrestricted access to management of the Company. The Board of Directors shall have the authority to retain independent legal, accounting or other consultants to advise the Board.

6. Separate Sessions of Non-Management Directors

     The non-management directors of the Company shall meet in regularly scheduled executive sessions without management no fewer than three times a year. The independent directors of the Company shall additionally meet in executive session at least once a year, without management or the other directors. The position of lead director at these sessions shall rotate annually among the independent directors. The lead director may invite advisory directors to attend these sessions.

Director Compensation

     The Company believes that the compensation paid to directors should be competitive and should encourage ownership of the Company’s stock by directors but shall not be at a level or in a form that would call into question the independence of the directors. The Corporate Governance Committee shall periodically review the compensation paid to directors by the Company and make recommendations to the Board of Directors concerning such compensation.

     Employees of the Company serving as directors shall not receive any additional compensation for service on the Board of Directors.

Board Committees

1. Number and Names of Board Committees

     The Board of Directors shall establish committees from time to time to assist it in discharging its obligations. There are currently seven standing committees:

     Audit Committee
     Compensation Committee
     Conflict of Interest Committee
     Corporate Governance Committee
     Executive Committee
     Finance Committee
     Pension Committee

     Each committee has a written charter, which has been adopted and is periodically reviewed by the Board of Directors. The purpose and responsibility of each committee is described in its respective charter. After each of its meetings, the committee shall report on the meeting to the Board of Directors.

2. Independence of Committee Members

     The Audit, Compensation, and Corporate Governance Committees shall be composed entirely of independent directors. The membership of each committee and the compensation paid to the members of each committee will comply with the requirements of the law and the listing standards of the New York Stock Exchange.

3. Committee Agendas

     The Chairman of each committee, in consultation with appropriate members of management, establishes the agenda for each meeting. Each member of the committee may suggest additional items for the agenda.

4. Assignment of Committee Members

     The Chairman of the Board, after consideration of the desires, experience and expertise of individual directors and in consultation with the Chairman of the Corporate Governance Committee, recommends to the Board of Directors the assignment of directors to the committees of the Board of Directors, including the chairmen of the committees. The Board of Directors annually appoints the chairmen and members to each committee. The Company does not permit any member of its Audit Committee to be a member of the audit committees of more than two other public companies.

     The Board of Directors does not require mandatory rotation of committee assignments or chairmen. The Board of Directors believes that the knowledge and expertise developed by directors through extended service on a committee outweigh the benefits obtained through mandatory rotation.

Performance Evaluation; Succession Planning; Stock Ownership by Executive Officers; Stock Ownership by Directors; Communications to Board Members

1. Management Succession

     The Board of Directors plans for the succession to the position of Chief Executive Officer. To assist the Board of Directors, the Chief Executive Officer annually provides to the Board an assessment of the Company’s executive officers and their potential to succeed him or her. The Chief Executive Officer also provides to the Board of Directors an assessment of persons considered potential successors to the other executive officers. In addition, the Chief Executive Officer prepares a short-term succession plan providing for temporary delegation of authority in the event the Chief Executive Officer becomes unexpectedly unable to perform his or her duties.

2. Evaluation

     Annually, the Board of Directors shall evaluate its performance and the performance of each committee. The evaluation will be overseen by the Corporate Governance Committee. Annually, the Compensation Committee shall evaluate the performance of the officers of the Company. The Corporate Governance Committee and the Compensation Committee shall discuss the results of their evaluations with the Board of Directors.

     Annually, the Corporate Governance Committee reviews the Corporate Governance Guidelines and recommends such changes to the Board of Directors as it determines to be necessary or appropriate.

3. Stock Ownership by Executive Officers

     The Board believes that the executive officers of the Company should have a significant investment in the common stock of the Company, in order to align their interests with those of the stockholders. Accordingly, the Board of Directors has established a policy that the chief executive officer of this Company should own common stock with a market value of at least five times his or her base pay and that each other executive officer of the Company should own common stock of the Company with a market value of at least three times his or her base pay. These calculations will include the restricted stock held by the executive and common stock credited to the executive’s 401(k) account. An executive will be permitted five years to satisfy the applicable requirement upon his or her appointment to the respective position. At any time at which an executive has not satisfied the stock ownership requirement, the executive must retain at least 75% of the after tax value of all stock options exercised by the executive and 100% of the after tax value of all vested restricted stock.

4. Stock Ownership by Directors.

     The Board believes that directors of the Company should have a significant investment in the common stock of the Company, in order to align their interests with those of the stockholders. Accordingly, the Board of Directors has established a policy that each director should own common stock of the Company with a market value of at least three times his or her annual retainer. These calculations will include the restricted stock and phantom shares held by the director. A director will be permitted five years to satisfy the requirement upon his or her election as a director. At any time during which a director has not satisfied the stock ownership requirement, the director must retain at least 75% of the after tax value of all stock options exercised by the director and 100% of the after tax value of all vested restricted stock.

5. Communications to Board Members

     The Company has established several means for stockholders or other interested parties to communicate their concerns to the Board of Directors, chairmen of committees of the Board of Directors, or the non-management directors of the Board of Directors. If the concern relates to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairman of the Audit Committee, in care of the Company’s Secretary. If the concern relates to the Company’s governance practices or business practices, the concern should be submitted in writing to the Chairman of the Corporate Governance Committee, in care of the Company’s Secretary. Persons may also submit concerns in writing to the Board of Directors or to any or all of the non-management directors, in care of the Company’s Secretary.

Other Policies

1. Confidential Voting

     All proxies, ballots and vote tabulations that identify the vote of a stockholder are kept confidential from the Company, its directors, officers and employees until after the final vote is tabulated and announced unless (i) there is a contested solicitation of proxies, (ii) disclosure is required by law, (iii) disclosure is required in order for the Company to assert or defend against a claim, or (iv) written comments by a stockholder appear on a proxy card or other voting materials.

2. Stockholder Rights Plan

     The Company does not have a stockholder rights plan and is not considering adopting one. The Board of Directors has adopted a policy that it will not approve a stockholder rights plan without first submitting the plan to a vote of stockholders, unless, in its exercise of its fiduciary duties, the Board of Directors determines that, under the circumstances existing at that time, adoption of a stockholder rights plan without first seeking stockholder approval is in the best interests of the Company’s stockholders (whether to avoid the delay resulting from seeking stockholder approval or for other reasons). If the Company adopts a rights plan without first submitting the plan to a vote of stockholders, within 12 months after the adoption the Company will submit the stockholder rights plan to a vote by the stockholders of the Company or will cause termination of the rights plan.

As amended on September 27, 2006

Appendix B

ANHEUSER-BUSCH COMPANIES, INC.
2007 EQUITY AND INCENTIVE PLAN

     1. Purpose; Types of Awards; Construction.

     The purpose of the Anheuser-Busch Companies, Inc. 2007 Equity and Incentive Plan (the “Plan”) is to promote the interests of Anheuser-Busch and the stockholders of the Company by providing executive officers and other management employees of Anheuser-Busch with appropriate incentives and rewards to encourage them to enter into and continue in the employ of Anheuser-Busch, to acquire a proprietary interest in the long-term success of Anheuser-Busch and to reward the performance of individuals in fulfilling their personal responsibilities for long-range and annual achievements. The Plan provides for the grant, in the sole discretion of the Committee, of options (including “incentive stock options” and “nonqualified stock options”), stock appreciation rights, restricted stock, restricted stock units and other stock- or cash-based awards. The Plan is designed so that Awards granted hereunder intended to comply with the requirements for “performance-based compensation” under Section 162(m) of the Code may comply with such requirements, and the Plan and Awards shall be interpreted in a manner consistent with such requirements. Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder.

     2. Definitions.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest (other than a Subsidiary), but only if expressly so designated by the Committee from time to time. Without limiting the generality of the foregoing, the term "Affiliate" shall not include any beer wholesaler or distributor in which Anheuser-Busch Investment Capital Corporation or other Subsidiary invests, unless the Committee expressly determines otherwise; the Committee may also revoke or reinstate any such designation from time-to-time.

          (b) "Anheuser-Busch" means the Company and its Subsidiaries and Affiliates on or after the Effective Date.

          (c) "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

          (d) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (g) "Committee" means the committee of the Board described in Section 3 hereof and any sub-Committee established by such committee pursuant to Section 3.

          (h) "Company" means Anheuser-Busch Companies, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

          (i) "Covered Employee" means an employee who is, or who is anticipated to become, between the time of grant and payment of the award, a "covered employee," as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (k) "Fair Market Value" of Stock on a given valuation date means (i) for purposes of determining the exercise price per share of Options or the grant price of SARs, the price per share at which the Stock was last sold as reported on the New York Stock Exchange Composite Tape as of such valuation date or (ii) for any other purpose, the average of the highest and lowest selling prices per share of Stock as reported on the New York Stock Exchange Composite Tape as of such valuation date. If the applicable sales price per share of Stock is not reported on the New York Stock Exchange Composite Tape, then such sales price shall be as reported on the principal exchange market or quotation system for the Stock. In the event that no sale of Stock occurs on such valuation date, (i) for purposes of determining the exercise price per share of Options or the grant price of SARs, if there were sales reported within a reasonable period before such valuation date, the price per share at which the Stock was last sold on the nearest date on which sales occurred before such valuation date shall be used and (ii) for any other purpose, if there were sales reported within a reasonable period both before and after such valuation date, the weighted average of the means between the highest and lowest selling prices on the nearest date before and the nearest date after such valuation date shall be used, with the average to be weighted inversely by the respective numbers of trading days between the selling dates and such valuation date. If the determination of value set forth in this Section cannot be made for whatever reason, then the value per share shall be determined by the Committee in a manner consistent with Section 409A of the Code and, with respect to ISOs, Section 422 of the Code, and authoritative official guidance under such sections.

          (l) "Grantee" means an executive officer or other management or key employee of Anheuser-Busch who has been granted an Award under the Plan.

          (m) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (n) "NQSO" means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify for the exclusion from income provided in Section 421 (or any successor provision) of the Code.

          (o) "Option" means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

          (p) "Other Cash-Based Award" means cash awarded under Section 6(b)(v) of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

          (q) "Other Stock-Based Award" means a right or other interest granted to a Grantee under Section 6(b)(v) of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to a Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

          (r) "Performance Goals" means performance goals based on the attainment by the Company or any Subsidiary or Affiliate of the Company (or any division or business unit of such entity) of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, such criteria shall be determined in accordance with generally accepted accounting principles ("GAAP") or based upon the Company's GAAP financial statements): (1) return on total stockholder equity; (2) earnings per share of Stock; (3) income before taxes; (4) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (5) economic profit; (6) sales or revenues; (7) return on assets, capital or investment; (8) market share; (9) cost reduction goals; (10) implementation or completion of critical projects or processes; (11) operating cash flow, (12) free cash flow, and (13) any combination of, or a specified increase in, any of the foregoing. The performance goals may be based upon the attainment of specified levels of performance under one or more of the criteria described above relative to the performance of other comparable entities. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee in its sole discretion may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate of the Company or the financial statements of the Company or any Subsidiary or Affiliate of the Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable.

          (s) "Plan" means this Anheuser-Busch Companies, Inc. 2007 Equity and Incentive Plan, as amended from time to time.

          (t) "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not "Restricted Stock" for purposes of this Plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be "Restricted Stock" for purposes of this Plan.

          (u) "Restricted Stock Unit" means a right granted to a Grantee under Section 6(b)(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

          (v) "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

          (w) "Stock" means shares of the common stock, par value $1 per share, of the Company.

          (x) "Stock Appreciation Right" or "SAR" means the right, granted to a Grantee under Section 6(b)(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

          (y) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (z) "Total Authorized Shares" shall have the meaning set forth in Section 5 of the Plan.

     3. Administration.

     The Plan shall be administered by the Compensation Committee of the Board, or another committee appointed by the Board from time to time, consisting solely of three or more members of the Board, each of whom at all times shall be an independent director in accordance with the Company’s Corporate Governance Guidelines and none of whom shall be an officer or employee of the Company or any of its Subsidiaries at the time of service. Committee members shall not be eligible to receive Awards under this Plan. During any time when one or more Committee members may not be qualified to serve under Rule 16b-3, under Section 162(m) of the Code, or under any other rule or law which contains special qualifications for Committee members in order to avoid a penalty or to obtain a benefit, the Committee may form a sub-Committee from among its qualifying members. The sub-Committee may act, in lieu of the full Committee, with respect to all or any category of Awards granted or to be granted to all or any group of Grantees, and may take other actions deemed appropriate and convenient to prevent, control, minimize, or eliminate any penalties, loss of benefits, or other adverse effects of such potential disqualification. Any such sub-Committee shall have the full authority of the full Committee under this Plan, except to the extent the full Committee limits the sub-Committee’s powers.

     The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine Performance Goals no later than such time as required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the Performance Goals (if any) included in, Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the

Award Agreements (which need not be identical for each Grantee); and to make other determinations deemed necessary or advisable by the Committee for the administration of the Plan. Notwithstanding the foregoing, but subject to Section 5(b) hereof, neither the Board, the Committee nor their respective delegates shall have the authority to (i) reprice (or cancel and regrant) any Option or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders, (ii) take any other action (whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options) that has the effect of repricing an Option or other Award, or (iii) grant any Option or other Award that contains a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award.

     Anything in this Plan to the contrary notwithstanding, the Committee’s authority to modify outstanding Awards shall be limited to the extent necessary so that the existence of such authority does not (i) cause an Award that is not otherwise deferred compensation subject to Section 409A of the Code to become deferred compensation subject to Section 409A of the Code or (ii) cause an Award that is otherwise deferred compensation subject to Section 409A of the Code to fail to meet the requirements prescribed by Section 409A of the Code.

     All determinations of the Committee shall be made by a majority of its members at a meeting, either present in person or participating by conference telephone or other communications equipment by means of which all members participating in the meeting can hear each other, or by unanimous written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including but not limited to the Company, any Subsidiary or Affiliate of the Company, or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

     No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

     4. Eligibility.

     Awards may be granted to executive officers and other management employees of the Company or its Subsidiaries or Affiliates, including officers and directors who are employees. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company or its Subsidiaries or Affiliates and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

     5. Stock Subject to the Plan.

          (a) Shares Available for Awards; Individual Limitations. The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 45,000,000 shares of Stock (all of which such shares of Stock may be granted as ISOs), subject to adjustment as provided herein (“Total Authorized Shares”). Subject to adjustment as provided herein, and subject to the proviso contained in the sentence, no more than 12,500,000 shares of Stock may be awarded under the Plan in the aggregate in respect of Awards other than Options and SARs; provided, however, that to the extent more than 12,500,000 shares of Stock are awarded hereunder in respect of Awards other than Options and SARs (“Excess Shares”), the aggregate number of shares reserved for grant hereunder shall be reduced on the basis of four shares for each such Excess Share. Subject to adjustment as provided herein, no more than 1,500,000 shares of Stock may be made subject to Awards granted to an individual in a single calendar year. Determinations made in respect of the limitations set forth in the immediately preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Shares of Stock issuable hereunder may, in whole or in part, be authorized but unissued shares or shares of Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock subject to an Award are forfeited or cancelled, or if an Award terminates or expires without a distribution of shares to the Grantee, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture or cancellation, again be available for Awards under the Plan. Shares of Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an Award and/ or withholding taxes in respect of an Award. Awards which, pursuant to their terms, are to be settled solely in cash shall not reduce the number of shares of Stock available for Awards. Upon the exercise of any Award granted in tandem with any Awards, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

          (b) Adjustments for Change in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award, and (iv) the Performance Goals applicable to outstanding Awards; provided that, with respect to ISOs, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

     6. Specific Terms of Awards.

          (a) General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

          (b) Types of Awards. The Committee is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine at the date of grant or thereafter.

     (i) Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

          (A) Type of Award. The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

          (B) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price of any Option be less than the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee, through a “broker cashless exercise” procedure approved by the Committee, a combination of the above, or any other method approved by the Committee, in any case in an amount having a combined value equal to such exercise price; provided, however, that no loan of funds shall be made by the Company to a Grantee in connection therewith.

          (C) Term and Exercisability of Options. Unless the Committee determines otherwise, the date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, subject to Section 6(b)(vii), that Options shall not become exercisable with respect to the full number of shares of Stock underlying such Options prior to three years from the date of grant although Options may become exercisable earlier with respect to some of such underlying shares. The term of the

Options will not exceed ten years from the date of grant. Notwithstanding the foregoing, the Committee shall have the authority to accelerate the exercisability of the Options on a Change in Control (as defined in the Award Agreement) or on termination of employment. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

          (D) Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares of Stock acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law; provided, however, that in no event shall dividend equivalents be granted with respect to any Options.

          (E) Special Requirements for Incentive Stock Options. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the following requirements: (i) the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan; (ii) ISOs may only be granted to employees of the Company or a Subsidiary; (iii) to the extent that the aggregate grant date Fair Market Value of shares of Stock with respect to which ISOs are exercisable for the first time by a Grantee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as NQSOs; (iv) ISOs shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative; and (v) no ISO may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such ISO is at least 110 percent of the Fair Market Value of a share of Stock at the time such ISO is granted and (B) such ISO is not exercisable after the expiration of five years from the date such ISO is granted.

     (ii) SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

          (A) In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, property, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee.

          (B) Grant Date of SARs. Unless the Committee determines otherwise, the date on which the Committee adopts a resolution expressly granting an SAR shall be considered the day on which such SAR is granted.

          (C) Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, subject to Section 6(b)(vii), that SARs shall not become exercisable with respect to the full number of shares of Stock underlying such SARs prior to three years from the date of grant although SARs may become exercisable earlier with respect to some of such underlying shares. The term of the SARs will not exceed ten years from the date of grant. Notwithstanding the foregoing, the Committee shall have the authority to accelerate the exercisability of the SARs on a Change in Control (as defined in the Award Agreement) or on termination of employment.

          (D) Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). A SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent.

     (iii) Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

          (A) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon. Subject to Section 6(b)(vii), except in the case of Restricted Stock that is subject to Performance Goals, Restricted Stock shall not vest with respect to the full number of shares of Stock underlying such Restricted Stock prior to three years from the date of grant although Restricted Stock may vest earlier with respect to some of such underlying shares.

          (B) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

          (C) Dividends. Except to the extent restricted under the applicable Award Agreement, dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (iv) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

          (A) Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Awards as it, in its discretion, deems appropriate, including, but not limited to, achievement of Performance Goals. Subject to Section 6(b)(vii), except in the case of Restricted Stock Units that are subject to Performance Goals, Restricted Stock Units shall not vest with respect to the full number of shares of Stock underlying such Restricted Stock Units prior to three years from the date of grant although Restricted Stock Units may vest earlier with respect to some of such underlying shares.

          (B) Benefit Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

          (C) Dividend Equivalents. Subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     (v) Other Stock- or Cash-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon the achievement of Performance Goals, and, if so granted, such goals shall relate to periods of performance in excess of one calendar year. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. The maximum amount that any Grantee may receive with respect to Other Cash-Based Awards pursuant to this Section 6(b)(v) in respect of any annual performance period is $8,000,000 and for any other performance period in excess of one year, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made to a Covered Employee prior to the certification by the Committee that any applicable Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code. Subject to Section 6(b)(vii), except in the case of Other Stock-Based Awards and Other Cash-Based Awards that are subject to Performance Goals, Other Stock-Based Awards and Other Cash-Based Awards shall not vest with respect to the full number of shares of Stock or the full amount of cash underlying such Awards prior to three years from the date of grant although Other Stock-Based Awards and Other Cash-Based Awards may vest earlier with respect to some of such underlying shares or cash amount.

     (vi) Minimum Vesting of Awards Subject to Performance Goals. Subject to Section 6(b)(vii), in the case of any Award made subject to Performance Goals, such Award shall not vest earlier than one year following the date of grant.

     (vii) Shorter Vesting for Limited Number of Awards. Notwithstanding any other provision of this Section 6(b), the Committee may grant Awards which become fully exercisable or fully vest prior to three years (or one year in the case of Awards subject to Performance Goals) from the date of grant (“Shorter Vesting Awards”), as determined by the Committee and evidenced in an Award Agreement, provided that the aggregate number of shares of Stock underlying all such Shorter Vesting Awards granted hereunder shall not exceed 1,000,000 shares.

          (c) Termination of Employment. Award Agreements may contain any provision approved by the Committee relating to the period for exercise or vesting after termination of employment, and relating to the circumstances under which a termination is deemed to occur. Except as otherwise set forth in the Award Agreement, each Award shall terminate immediately upon the Grantee’s termination of employment with the Company or any of its Subsidiaries or Affiliates; provided, however, that in no event shall an Option or SAR be exercised following its expiration date.

      7. Change in Control Provisions.

          (a) Vesting on Change in Control. Unless otherwise determined by the Committee and evidenced in an Award Agreement, in the event of a Change in Control (as defined in the Award Agreement):

               (i) any Award carrying a right to exercise that was not previously vested and exercisable shall become fully vested and exercisable; and

               (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved.

          (b) Cashout of Awards. Notwithstanding any other provision of the Plan, in the event of a Change in Control (as defined in the Award Agreement) in which the consideration paid to the holders of shares of Stock is solely cash, the Committee may, in its discretion, provide that each Award shall, upon the occurrence of a Change in Control, be cancelled in exchange for a payment in an amount equal to (i) the excess of the consideration paid per share of Stock in the Change in Control over the exercise or purchase price (if any) per share of Stock subject to the Award multiplied by (ii) the number of Shares granted under the Award.

     8. General Provisions.

          (a) Nontransferability. Unless otherwise determined by the Committee and evidenced in an Award Agreement, but subject to Section 6(b)(i)(E) in the case of ISOs, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.

          (b) No Right to Continued Employment, etc. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of the Company or Subsidiary or Affiliate of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee’s employment relationship.

          (c) Taxes. The Company or any Subsidiary or Affiliate of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes (including foreign taxes) due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee’s tax obligations. The Committee may provide in the Award Agreement that in the event that a Grantee is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, such withholding and other taxes shall be satisfied with shares of Stock to be received upon settlement or exercise of such Award equal to the minimum amount required to be withheld.

          (d) Stockholder Approval; Amendment and Termination.

          (i) The Plan shall take effect upon its adoption by the Board (the "Effective Date"), subject to approval by the stockholders of the Company.

          (ii) The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted under the Plan.

          (e) Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the date of the Plan’s adoption by the Board. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Grantee, without such Grantee’s consent, under any Award theretofore granted.

          (f) Deferrals. The Committee shall have the authority to establish such procedures and programs that it deems appropriate to provide Grantees with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan; provided, however, to the extent that such deferral is subject to Section 409A of the Code, the rules and procedures established by the Committee shall comply with Section 409A of the Code.

          (g) Section 409A . It is intended that the Plan and Awards issued thereunder will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder) to the extent the Awards are subject thereto, and the Plan and such Awards shall be interpreted on a basis consistent with such intent. The Plan and any Award Agreements issued thereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

          (h) No Rights to Awards; No Stockholder Rights. No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Stock covered by the Award until the date of the issuance of a Stock certificate to him for such shares or the issuance of shares to him in book-entry form.

          (i) Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

          (j) No Fractional Shares. No fractional shares of Stock shall be required to be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (k) Regulations and Other Approvals.

          (i) The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          (ii) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

          (iii) In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

          (iv) With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.

          (l) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

          (m) Awards to Employees Subject to Taxation Outside of the United States. Without amending this Plan, Awards may be granted to Grantees who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of this Plan. Such different terms and conditions may be reflected in Addenda to this Plan or in the applicable Award Agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under this Plan or a change in the definition of Grantee.

          (n) No Loans. The Company shall not lend money to any Grantee to finance any transaction under this Plan, and no provision of this Plan shall be construed as permitting any such loan.

Appendix C

ANHEUSER-BUSCH GLOBAL
EMPLOYEE STOCK PURCHASE PLAN
(Restated to reflect 2-for-1 stock split effective
September 18, 2000 and amendment effective
March 31, 2003)

Name of the Plan

     The name of the plan is the Anheuser-Busch Global Employee Stock Purchase Plan, hereinafter referred to as the Plan.

Purpose

     The purpose of the Plan is to advance the interest of Anheuser-Busch Companies, Inc. and its Subsidiaries by encouraging ownership of shares in the Company by employees of the Company and its Subsidiaries located outside the United States, improving their long-term incentives and aligning their interests with those of the shareholders of Anheuser-Busch Companies, Inc.

Rules

1. Definitions

     As used in this Plan:

     a) “Compensation” means:

1)	for salaried employee, basic or regular salary paid, and

2)	for hourly employees, actual pay for regularly scheduled working hours actually worked, paid vacations and paid holidays, and

3)	in neither case, including other forms of remuneration such as bonus, overtime, salary continuance, severance pay, redundancy pay, termination indemnities or other post-employment benefits;

     all except as may be determined by the Company from time to time and place to place consistent with local law.

     b) “Board” means the Board of Directors of the Company.

     c) “Booked Shares” means Shares owned by a Participant which are held in his or her name by the Broker.

     d) “Broker” means the securities broker selected by the Company to execute transactions pursuant to the Plan and to hold the Booked Shares.

     e) “Commencement Date” means March 1, 1999 or a later date to be chosen by the Company with respect to any location.

     f) “Company” means Anheuser-Busch Companies, Inc.

     g) “Eligible Employee” means any individual who is employed on a regular basis by an Employer in a location outside the United States and Puerto Rico and is on the regular payroll of the Employer for that location; provided, any employees who:

1)	are eligible to participate in any 401(k) plan maintained for employees of the Company and its Subsidiaries;

2)	are not permitted to participate by reason of local law or regulation;

3)	are required to report their trading in Shares pursuant to Section 16 of the United States Securities Exchange Act of 1934;

4)	are classified as temporary employees, leased employees or independent contractors; or

5)	are otherwise excluded by the Company under uniform and consistent rules shall not be Eligible Employees unless required by local law.

     h) “Employer” means the Company and any Subsidiary or division or branch of the Company or Subsidiary with operations outside the United States which agrees in writing to be an Employer, subject to the consent of the Company.

     i) “Market Price” on a particular day means the closing price of a Share in United States currency on that day, as reported in the West Coast edition of The Wall Street Journal, New York Stock Exchange Transactions-Composite Transactions.

     j) “Offering Date” means the date of inception of the Plan at a particular location with respect to Eligible Employees at that location on the date of inception there, and any subsequent March 1 on which the Company determines to make another offer of Shares to Eligible Employees at that location in accordance with the Plan.

     k) “Participant” means an Eligible Employee who has enrolled in the Plan as provided for in Section 3.

     l) “Purchase Date” means any date specified by the Company on which Participants are authorized to purchase Shares. Except as otherwise determined by the Company, all Purchase Dates shall occur on the first day of March, June, September and December of any year, or if any such day falls on a weekend or holiday in the United States, on the next business day in the United States.

     m) “Retained Shares” means Booked Shares held by the Broker in a Participant’s name for at least two (2) years. In no event shall any Shares which are transferred by a Participant, by gift, sale, bequest, inheritance or any other means or issued to the Participant in certificate form be treated as Retained Shares.

     n) “Rules” means the rules of this Plan as described in this document.

     o) “Sale Date” means any date specified by the Company on which Participants are permitted to sell Shares. Until otherwise determined by the Company, Sale Dates shall occur on all dates on which Shares are traded on the New York Stock Exchange.

     p) “Savings Account” shall mean a Participant’s individual savings account established for the purpose of Share purchase under the Plan by a financial institution selected by the Company or by the Participant with the consent of the Company as the Company may determine in its sole discretion.

     q) “Share” means a share of the $1 par value common stock of the Company.

     r) “Subsidiary” means any corporation as to which the Company controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock.

2. Shares Available

     a) The number of Shares which may be issued pursuant to the Plan shall not exceed 1,000,000, subject to adjustment under Section 19. For this purpose:

1)	The number of Shares subject to offer as of an Offering Date shall be counted against this maximum at the Offering Date.

2)	If an offering is payable in cash only, the number of Shares on which such amount of cash is based shall be deemed used at the Offering Date.

3)	Shares subject to offer that (in whole or part) expire, terminate, are forfeited or otherwise become non-payable and Shares that are recaptured by the Company in connection with a forfeiture may be reused in new offerings to the extent of such expiration, termination, forfeiture, non-payability or recapture.

     b) In its sole discretion, the Company may issue treasury shares or authorized but unissued shares. No Shares shall be offered in exchange for previous Share offers with Market Prices higher than the Market Price of the Shares subject to the current offer, nor shall any offer be amended to reduce the market price of the Shares under offer, nor shall any offer contain a “reload” feature under which additional Shares are offered automatically to Participants upon purchase of Shares under the offer.

     c) For purposes of satisfying its obligation to grant additional Shares to a Participant pursuant to Section 11, the Company or the Participant’s Employer may uses Shares acquired from third parties rather than treasury shares or authorized but unissued shares.

3. Participation

     a) An Eligible Employee shall become eligible to become a Participant as of March 1 coincident with or following his or her first day of employment; provided that all Eligible Employees on the regular payroll for a particular location on the fifteenth (15th) day of the calendar month preceding inception of the Plan in that location shall be eligible to become Participants at inception of the Plan in that location.

     b) Enrollment in the Plan shall include at a minimum: (1) a payroll deduction authorization specifying the amount or rate of Plan contributions per pay period, (2) an agreement to be bound by all of the applicable terms and conditions of the Plan, (3) designation of the Participant’s tax residence and citizenship, (4) an agreement that information obtained in connection with the Participant’s Plan participation may be communicated outside the country in which he or she is employed in furtherance of Plan purposes, (5) an authorization for the Employer and the Company to receive information on all transactions in the Participant’s Savings Account for purposes of verifying compliance with the Plan either from the financial institution in which the Participant’s Savings Account is maintained or from the Participant directly as determined by the Company from time to time and place to place, if so requested by the Company, (6) if determined to be appropriate by the Company, an authorization for the Employer to withdraw amounts from the Participant’s Savings Account on the Participant’s instruction for the purpose of buying Shares in accordance within the Plan; and (7) any other information deemed necessary or desirable by the Company, all in such form as the Company may require.

     c) An individual shall cease to be a Participant when he or she is no longer an Eligible Employee by reason of transfer, death, termination of employment (including retirement) or termination of the Plan in his or her location.

4. Savings Accounts

     a) The Company shall select a financial institution and a savings plan offered by that institution in each country where an Employer has Eligible Employees. A savings plan must be available to all Eligible Employees of all Employers in each country, and provide a Savings Account for and in the name of each Participant in the country; provided, if the Company determines in its sole discretion that a suitable savings plan is not available in a particular location, the Company may authorize the use of individual Saving Accounts established by affected Participants for this purpose. Each financial institution or Participant must agree: (1) to provide the Employer and the Company with statements of the Participant’s Savings Account transactions to verify compliance with Plan rules; and (2) to comply with all legal requirements regarding tax and other reporting matters with respect to the Participant’s Savings Account.

     b) A Participant’s Savings Account shall be funded solely by amounts withheld from the Participant’s Compensation at the Participant’s election pursuant to the Plan by means of payroll deduction or by like means approved by the Company.

     c) Withdrawals from a Participant’s Savings Account may be made either:

1)	by the Participant for any purpose at any time, in which case the amount withdrawn may not be redeposited, or

2)	by the Participant or by the Employer on the instructions of the Participant for purchase of Shares in accordance with the Plan, as determined by the Company in its sole discretion.

5. Plan Contributions

     Each Participant shall elect to contribute a percentage of Compensation to be withheld from his or her pay for each pay period by his or her Employer. The Company may impose a maximum on Participants’ contributions from time to time and place to place. The Participant may change the percentage from time to time in accordance with procedures established by the Company. A Participant’s Plan contributions which are withheld by payroll deduction shall be transferred by the Employer to the Participant’s Savings Account within a reasonable time after they are withheld. Neither the Company nor any Employer shall be liable for interest for the period between the date of withholding and the date of transfer to the Participant’s Savings Account. A Participant may elect to cease or resume contributions from time to time pursuant to procedures established by the Company.

6. Share Offerings

a)	1)	On each Offering Date with respect to a location, each Eligible Employee on the regular payroll for that location shall be invited to purchase up to 200 Shares from the Company or the Eligible Employee’s Employer, as determined by the Company in its sole discretion. An Eligible Employee making contributions under the Plan as of an Offering Date shall be deemed to have accepted an offer made on the Offering Date. Any other Eligible Employee may accept an offer as of an Offering Date by written election to enroll in the Plan and make contributions under the Plan in accordance with procedures and by such deadlines as may be established by the Company from time to time. Notwithstanding anything, an Eligible Employee who is not making Plan contributions as of an Offering Date or does not elect to enroll and make Plan contributions in connection with an offer made on the Offering Date shall not be eligible for the offer.

	2)	A Participant’s Savings Account shall be the only source of funds for the Participant’s purchase of Shares under the Plan.

	3)	The Shares offered to a Participant on each Offering Date shall be in addition to any Shares offered to the Participant on prior Offering Dates.

	4)	The purchase price of Shares offered on each Offering Date shall be fixed at the Market Price on the United States business day immediately before the Offering Date.

	5)	Each Share offering shall expire on the Purchase Date coincident with the third anniversary of its Offering Date.

     b) Each offer to purchase Shares under the Plan shall be evidenced by a written offer from the Company or the Participant’s Employer to the Participant in form determined by the Company, including the following terms and such other terms and conditions as the Company may determine in its sole discretion from time to time and place to place:

1)	The number of Shares subject to the offer.

2)	The price per Share subject to the offer in United States currency.

3)	The expiration date of the offer.

     The written offers provided for herein may be transmitted on paper, electronically or by other method selected by the Company. The written offers may contain any provision approved by the Company relating to the circumstances under which a termination is deemed to occur. A Participant shall have none of the rights of a shareholder with respect to any Shares unless and until the Shares are issued in his or her name.

     c) A Participant’s right to purchase Shares under the Plan shall be non-transferable and shall be exercisable only by the Participant by notice in form prescribed by the Company delivered to the Participant’s Employer or the Company during the Participant’s lifetime, except as provided for in Section 14(c) with respect to a Participant whose employment is terminated on account of death.

7. Share Purchases

     a) As of any Purchase Date, pursuant to procedures established by the Company, with such advance notice as the Company may require from time to time, a Participant may elect to apply all or a specified part of the Participant’s Savings Account to purchase Shares then available to the Participant pursuant to Section 6.

     b) If Shares are then available to a Participant under two or more offerings, the Participant’s election to purchase Shares shall be applied in date order, earliest first, to the Share offerings then available to the Participant for which the Purchase Price is lower than the Market Price on the Purchase Date. If no Share offerings are available to the Participant for which the Purchase Price is lower than the Market Price on a Purchase Date, the Participant shall not be eligible to purchase Shares on the Purchase Date.

     c) A Participant’s election to purchase Shares shall be in form prescribed by the Company.

     d) Any estimated withholding and other taxes incurred in connection with a purchase of Shares shall be funded by means of:

(i)	additional withholding from the Participant’s current pay, subject to any legal limits on maximum withholding; or if that is insufficient to satisfy the estimated obligation as determined by the Participant’s Employer,

(ii)	other assets of the Participant, in which case the Participant’s election shall be accompanied by cash or a certified check in the amount of the estimated withholding taxes.

     e) A Participant’s election shall include an authorization to withdraw the specified amount in local currency from the Participant’s Savings Account to apply to the purchase of Shares.

      f) The purchase price of the Shares purchased and the amount required to be withheld by the Participant’s Employer under applicable law in excess of the amounts to be withheld from the Participant’s current pay by payroll deduction shall be paid by the Participant not later than the Purchase Date.

      g) If the amount in a Participant’s Savings Account is less than the amount required to carry out the Participant’s election, the Participant’s election shall be carried out to the extent possible, provided that all transaction costs and tax liabilities are satisfied by the Participant.

      h) The amount specified in a Participant’s election to purchase Shares shall be converted to United States currency and used by the Company or the Participant’s Employer to carry out the Participant’s election; provided, if the amount of United States currency so obtained exceeds the amount required to purchase all Shares available to the Participant, the excess shall not be converted to United States currency but instead shall remain in the Participant’s Savings Account for subsequent use under the Plan, or if so converted, the transaction shall be reversed to the extent of the excess, and the excess shall be redeposited in the Participant’s Savings Account, without liability for interest thereon, for subsequent use under the Plan.

      i) Shares acquired by a Participant pursuant to the Plan shall be delivered as Booked Shares; provided that a Participant may request that the Broker issue the Shares in certificate form in accordance with the Broker’s regular practices and procedures. Requests for certificates must be accompanied with information required to enable delivery of the certificates and payment of any fees charged by the Broker for issuance of the Shares in certificate form.

      j) The Company may establish minimum purchase requirements for all Participants similarly situated.

8. Dividends on Booked Shares

     Any dividends paid on Booked Shares shall be the property of the respective Participants and shall be reinvested in Shares for the benefit for the Participant, in accordance with the Broker’s customary practices and procedures, or at the election of a Participant shall be retained by the Broker in United States currency for the benefit of the Participant, except as required by law to be converted to the Participants’ local currencies, in which case they shall be delivered to the respective Participants.

9. Tax Withholding

     Where required by law, each Employer shall report to the appropriate government authority any amount subject to tax and social charges on account of any offer, purchase or sale pursuant to the Plan and shall estimate all current tax and social charge withholding liabilities, and the Participant shall satisfy this liability by means of withholding from the Participant’s current pay or from the Participant’s other assets.

10. Sale or Other Transfer of Shares

a)	1)	A Participant may elect to sell a specified number of Booked Shares in accordance with the Broker’s regular practices and procedures as soon as practical after transfer to the Broker or on any subsequent Sale Date.

	2)	The Participant shall designate which Booked Shares are to be sold; provided, if the Participant uses a method of communication maintained by the Broker which does not permit designation of which Booked Shares shall be sold, the Broker shall sell the specified number of Shares on a last-in first-out basis. As of May 1, 1999, the only such method is the Broker’s automated voice response unit.

3)	The proceeds of sale of Booked Shares, net of any transaction fees associated to the sale, including but not limited to brokerage fees, wire transfer fees, and any taxes required to be withheld incident to the sale, shall be retained by the Broker for the benefit of the respective Participants; provided, if required by law or instructed in writing by the Participant, such net proceeds shall be converted by the Broker from United States currency to the Participant’s local currency and delivered to the Participant.

     b) A Participant may transfer ownership of Booked Shares by gift to the extent permitted by and in accordance with the Broker’s customary practices and procedures and laws applicable to the Participant.

     c) A Participant may sell any Shares issued to the Participant in certificate form at any time by means selected by the Participant and at the Participant’s sole expense.

11. Match on Retained Shares

     a) On or about each Offering Date, the Company shall announce the rate at which Shares offered on that Offering Date which become Retained Shares will be matched by the Company or the Participant’s Employer. This match rate shall be determined with respect to Participants in each location by the Chief Executive Officer of Anheuser-Busch International, Inc. in his or her sole discretion, in a range between 10% and 50% based on business performance for the fiscal year ending on December 31 prior to the Offering Date.

     b) As of the second anniversary of the Purchase Date for any Retained Shares of a Participant, the Company or the Participant’s Employer, as determined by the Company in its sole discretion, shall grant the Participant additional whole and fractional shares of Booked Shares based on the applicable match rate. Notwithstanding anything, an individual whose employment with the Company and all subsidiaries ends before the second anniversary of the Purchase Date for any Retained Shares shall not be eligible for this grant, unless the individual retires from status as an Eligible Employee on or after attainment of age 60.

12. Currency Conversion

     a) Any currency conversion required in connection with a Participant’s election to purchase Shares pursuant to Section 7 or transfer of employment pursuant to Section 15 shall be carried out by the Company or the Participant’s Employer by any means the Company selects in its reasonable discretion. On inception of the Plan, the rate of currency conversion used in connection with Share purchase shall be determined by the Company on the basis of rates published on the first business day of the calendar month that ends immediately prior to the affected Purchase Date.

     b) Any currency conversion required in connection with a transaction related to Booked Shares held by the Broker shall be carried out by the Broker in accordance with its customary practices and procedures.

13. Statements

     Participants shall receive statements of their Savings Accounts and Share transactions not less frequently than annually.

14. Termination of Employment

     a) Termination of employment includes the separation of a Participant, directly or through the separation of his or her Employer, from the group of companies comprised of the Company and its Subsidiaries for any reason, including death, permanent or indefinite disability, retirement, resignation, dismissal, permanent or indefinite layoff or other event having a similar effect, or by reason that the Participant’s Employer ceases to be a Subsidiary or a division of a Subsidiary.

     b) In the event of a Participant’s termination of employment with the Company and all of its Subsidiaries for any reason other than death, all of the Participant’s outstanding offers to purchase Shares shall immediately be cancelled. The Participant or the beneficiary designated by the Participant or required by law with respect to a deceased Participant may treat any Booked Shares owned by the Participant at the time of termination of employment as his or her own property.

     c) A Participant or beneficiary shall not be eligible for any match of the type provided for in Section 11 after termination of employment except a Participant who retires on or after attainment of age 60.

     d) If a Participant’s termination of employment ends by reason of the Participant’s death, the beneficiary designated by the Participant or required by law may elect to apply all or part of the amount of the Participant’s Savings Account to purchase Shares then available to the Participant in accordance with Section 7 for a period not in excess of six (6) months from the Participant’s date of death.

     e) Layoff or approved leave of absence shall not be treated as termination of employment for this purpose, provided that the Participant returns to work within twelve (12) months after the period of layoff begins or before the expiration of the approved leave of absence, as the case may be. In the event that the Participant does not return to work within the period of time provided for in this paragraph (d), the Participant’s employment shall be deemed terminated as of the first day of such layoff or leave of absence. If the period of layoff or approved leave of absence includes the date on which the Participant would otherwise be eligible for the match on any Retained Shares pursuant to Section 11, the match shall not be awarded unless the Participant returns to work within the period of time provided for in this paragraph (d), and if the match is awarded with respect to such Retained Shares, it shall be awarded as of the Purchase Date following the Participant’s return to work.

15. Transfers

     a) If a Participant transfers from one location where Plan participation is available to another location where Plan participation is available, to the extent permitted by law, the Participant shall continue to participate in the Plan without interruption; provided, except as limited by law: (1) the Participant shall re-enroll in the new location for purposes of authorizing Plan contributions to his or her Savings Account; (2) the Participant shall authorize transfer of the amount in his or her Savings Account in the prior location to his or her Savings Account in the new location at then prevailing exchange rates; and (3) the Participant shall be subject to any local rules in the new location with respect to Shares purchased with his or her Savings Account in the new location, including amounts transferred from his or her Savings Account in the old location.

     b) If a Participant transfers from a location where Plan participation is available to a location where Plan participation is not available, to the extent permitted by law, the Participant may use his or her Savings Account to purchase Shares then available to the Participant under all Share offerings on the Purchase Date preceding the transfer, and the Participant may elect to sell the Shares so purchased and any Booked Shares then owned by the Participant or to receive the Shares in certificate form pursuant to procedures then in use under Sections 7 and 10 of the Plan or retain the Shares as Booked Shares, in accordance with and subject to the practices and procedures of the Broker. If no Purchase Date occurs between the date the Participant is notified of the transfer and the Participant’s transfer date, the Company shall determine in its sole discretion when and how the Participant’s participation in the Plan shall be terminated.

     c) If an Eligible Employee transfers from a location where Plan participation is not available to a location where Plan participation is available, the Eligible Employee may become a Participant as of the next regular Offering Date in the new location so long as the Employee joined the Company and its Subsidiaries before January 1 next preceding the Offering Date.

16. Plan Changes and Termination

     a) The Company is under no obligation to make Share offerings under this Plan. The Company may make changes to the Plan in respect of any Share offering prior to its Offering Date; provided that no change shall increase the maximum number of Shares issuable under the Plan without approval of the Stock Option Plans Committee of the Board or expand the definition of Eligible Employee.

     b) The Company may terminate the Plan with respect to any or all groups of Eligible Employees at any time.

     c) Any Employer may withdraw from the Plan at any time by three (3) months’ advance written notice to the Company; provided, in that case, that affected Participants shall not be prohibited from applying amounts in their respective Savings Accounts to outstanding Share Offerings as of the Purchase Date coincident with or next preceding the date of withdrawal.

17. Variation in Plan Rules

     The Company in its sole discretion may change the Plan Rules with respect to specific locations and the Participants of any Employer in those locations. Such changes may be reflected in Exhibits to this document or by other methods determined by the Company.

18. Administration

     a) Responsibility for administration of the Plan shall be shared by the Company and each Employer in the matter determined by the Company in its sole discretion from time to time and place to place. The Company and the Employers shall appoint local representatives to handle Plan administration to the extent they deem appropriate.

     b) The Company shall have sole authority and responsibility to construe and interpret the Plan and establish, amend, and revoke rules, regulations and procedures for its administration. The Company in the exercise of this authority and responsibility shall generally determine all questions of policy and expediency that may arise, may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any instrument associated with the Plan in a manner and to the extent it shall deem necessary or expedient. The Company’s interpretation and construction of any provision of the Plan shall be final and conclusive.

     c) The Company shall act through its Vice President, Employee Benefits and through his or her delegates. The Company may appoint any one or more employees to act as a Committee to carry out any one or more of its administrative duties under the Plan.

19. Changes in Capital Stock

     a) In the event of a change in the Company’s capital stock as a result of any dividend or distribution (whether in the form of cash, Shares, other securities or other property), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, split-off, spin-off combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or any other similar corporate transaction, change or event, the aggregate number and class of Shares available in subsequent offerings under the Plan and the number, class and price of Shares subject to outstanding offers under the Plan shall be adjusted in the same manner and to the same extent as under the Company’s 1998 Incentive Stock Plan, except as otherwise determined by the Stock Option Plans Committee of the Board.

     b) If the Board approves any merger or consolidation of the Company with or into any other corporation or business entity as a result of which the Company shall not be the surviving corporation, Shares then subject to offer shall be treated in the same manner as Awards under the Company’s 1998 Incentive Stock Plan, except as otherwise determined by the Stock Option Plans Committee of the Board.

20. Miscellaneous

     a) No discretion granted or allowed to the Company shall apply to Shares after their Offering Date.

     b) Nothing in this Plan shall confer on any person any expectation to continue in the employ of any Employer or interfere in any manner with the right of any Employer to change or terminate any person’s employment at any time for any reason or for no reason, to the extent allowed under governing law.

21. Governing Law

     a) Except as otherwise expressly required under the laws of a country, this Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the state of Delaware, United States of America.

     b) Should any provision of this Plan be determined by a court of competent jurisdiction to be unlawful or unenforceable for a country, such determination shall in no way affect the application of that provision in any other country, or any of the remaining provisions of the Plan.

Appendix D

Anheuser-Busch Companies, Inc.
Audit Committee Charter

Overview

     The Audit Committee of the Board of Directors assists the full Board in fulfilling its oversight responsibilities with respect to assuring that the Company maintains (1) appropriate financial accounting and management controls, (2) sound financial reporting practices, (3) appropriate and independent advice from its Independent Auditors, and (4) compliance with legal and regulatory requirements. The Audit Committee reports on these matters to the full Board regularly.

     The Audit Committee’s role and proper functioning requires that it monitor, review and challenge management and the independent auditors. Although the Audit Committee will exercise the powers set forth in this Charter, it is the responsibility of management throughout the Company to ensure that overall controls are adequate to meet operating, financial and compliance objectives, and it is the responsibility of management and the independent auditors to plan and conduct audits, and to determine that the Company’s financial statements are materially complete and accurate and are in accordance with U.S. generally accepted accounting principles.

     The Audit Committee assists the full Board in independently overseeing the performance of the internal and external audit functions to ensure adequate audit coverage is achieved. Specifically, the audit function is designed to ensure:

  A system of internal controls is maintained throughout the Company which protects the assets of the Company and provides the proper authorization and recording of transactions such that the financial information is reliable and materially accurate; and

  Financial statements present fairly, in all material respects, the financial condition, results of operations and cash flows of the Company in accordance with U.S. generally accepted accounting principles.

Membership

     The Board of Directors shall appoint the Audit Committee members, all of whom shall be Directors, but none of whom may be officers or employees of Anheuser-Busch Companies, Inc. or any of its subsidiaries. All Audit Committee members shall meet the membership and experience requirements of the New York Stock Exchange (NYSE) and the U.S. Securities and Exchange Commission (SEC).

     The Audit Committee shall consist of not less than three members, including a Chairperson. A majority of the members of the Committee shall constitute a quorum. The Committee shall generally meet five times a year or at whatever more frequent interval is considered necessary or appropriate by the Committee in fulfilling its responsibilities. Audit Committee members should be objective in spirit and judgment, and willing to ask the right questions in order to obtain necessary facts and act accordingly. The Audit Committee shall conduct an annual evaluation of the Committee’s performance.

Responsibilities

1. Charter Review

     The Audit Committee shall reassess the adequacy of its Charter annually and recommend any proposed changes to the full Board for approval.

2. Selection of Independent Auditors

     The Audit Committee shall recommend to shareholders for approval the selection of the Company’s independent auditors. The Committee shall have the sole authority to select, evaluate, engage, and if necessary, replace the independent auditors, provided that auditor selection and engagement shall be subject to shareholder approval. The Committee shall establish pre-approval policies and procedures for the engagement of the independent auditors. The independent auditors report directly to the Audit Committee.

3. Auditor Evaluation

     The Audit Committee shall evaluate and reach conclusions regarding the qualifications, performance and independence of the independent auditors.

     The Audit Committee shall:

  Receive and review required communications from the independent auditors on an annual basis, including a formal written statement pertaining to the independent auditors’ independence and matters required by Independence Standards Board Standard No. 1. Discuss such information with the independent auditors and take appropriate action as deemed necessary to satisfy itself of such independence.

  Discuss annually with the independent auditors a report outlining their internal quality control procedures, including material issues, if any, cited in the most recent quality-control review, whether an internal review or peer review. Also obtain and discuss a report pertaining to any investigation by governmental or professional authorities within the preceding five years concerning independent audits carried out by the firm, including resolution of any issues.

  Review, in consultation with management, the terms of the engagement of the independent auditors, including the scope of their audit and qualifications of their personnel. The Audit Committee is directly responsible for determining the compensation of the independent auditors.

  Pre-approve all services (and related fees) provided by the Company’s independent auditors and prohibit the independent auditors from performing any service that is prohibited under NYSE or SEC auditor independence rules.

  Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, relating to the conduct of the audit.

  Receive required communications from the independent auditors including, as necessary, information regarding the timetable for the rotation of partners under SEC requirements.

  Discuss with the independent auditors the quality of the Company’s financial accounting personnel, and any relevant recommendations of the independent auditors.

  Discuss with management and the Vice President – Internal Audit their opinions regarding the qualifications, performance and independence of the independent auditors.

  Establish clear hiring policies for employees and former employees of the independent auditors and monitor management’s compliance with the policy.

4. Matters Pertaining to the Vice President – Internal Audit

     The Audit Committee shall review and make recommendations to the full Board regarding the overall activities of the Vice President – Internal Audit including:

  Review and concur in the appointment, replacement, reassignment or dismissal of the Vice President – Internal Audit.

  Review with the Vice President – Internal Audit the planned internal audit activities and the results of such internal audit activities.

  Review a summary of the significant reports to management prepared by the Vice President – Internal Audit, and management’s response.

  Review with the Vice President – Internal Audit the adequacy of the Company’s system of internal accounting and financial controls.

  Review with the Vice President – Internal Audit the extent of internal controls that could have a significant impact on operations and reports.

  Discuss with the independent auditors the responsibilities of the Company’s internal audit department.

5. Matters Pertaining to Filings with Government Agencies

     The Audit Committee shall:

  Review with the independent auditors and management the Company’s Form 10-K prior to filing with the SEC and if satisfied, recommend to the full Board that the audited financial statements be included in the 10-K.

  Prepare the Audit Committee Report required by the Rules of the SEC to be included in the Company’s annual proxy statement.

  Review the results of each quarterly review by the independent auditors before the filing of the Company’s Form 10-Q with the SEC.

6. Financial Reporting

     The Audit Committee shall:

  Review with management and the independent auditors the Company’s annual and quarterly financial statements, including disclosures contained in Management’s Discussion and Analysis of Operations and Financial Condition.

  Review with management and the independent auditors both the adequacy and quality of the Company’s financial accounting and reporting policies. The Audit Committee shall also review the potential impact of significant regulatory or accounting rule-making initiatives on the financial statements.

  Review with management and the independent auditors any significant issues regarding the application of accounting principles and financial statement presentation, including changes in the selection or application of accounting principles.

  Review the format and types of information provided in earnings press releases, as well as financial information or earnings guidance provided to analysts and rating agencies, paying particular attention to the use of pro forma or any other non-GAAP measures.

  Review, in connection with its review of the annual financial statements, an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the impact of applying alternative accounting methods available under U.S. generally accepted accounting principles.

  Review with the independent auditors and management the Company’s Critical Accounting Policies, as defined by the SEC, including an assessment regarding the adequacy of the Company’s disclosures.

  Review the impact on the financial statements of the Company of any off-balance-sheet structures, related party transactions or conflicts of interest that may have an impact on the financial statements.

  Review with the independent auditors and management the results of the independent auditors’ year-end audit, including any problems or difficulties encountered by the independent auditors, management’s response to any audit findings and areas of significant disagreement, if any, between management and the independent auditors.

7. Controls

     The Audit Committee shall:

  Review with management, the independent auditors and the Vice President – Internal Audit their separate opinions as to the adequacy and effectiveness of the Company’s system of internal accounting controls, including any significant issues noted regarding the adequacy of controls and special audit steps, if any, adopted to address these issues. Also review with management, the independent auditors and the Vice President – Internal Audit the independent auditors’ Annual Report on Internal Controls and management’s response thereto.

  Review the Company’s procedures with respect to accounting and financial controls, including changes in auditing and/or accounting principles, practices and procedures.

  Review with management the Company’s major financial risk exposures and the steps management has taken to monitor, mitigate and control such exposures.

8. Fraud and Illegal Acts

     The Audit Committee shall:

  Receive and review reports regarding fraud involving senior management and any fraud that causes a material misstatement of the financial statements.

  Review reports of illegal acts that are not “clearly inconsequential” that have come to the independent auditors’ attention in the course of their audits. Ensure, in such cases, that management has taken timely and appropriate actions regarding reported illegal acts that could have a material effect on the financial statements.

9. Other Responsibilities

  Periodically, the Audit Committee will meet separately with representatives from the independent auditors, Vice President – Internal Audit and management.

  Review with the Company’s Chief Legal Officer legal matters that may have a material impact on the financial statements, any material reports or inquiries received from regulators or governmental agencies, and other legal matters as appropriate.

  Accept, evaluate and respond to, in a manner deemed appropriate by the Audit Committee, any reports made by the attorneys of the Company pursuant to their obligations under the SEC’s Attorney Professional Responsibilities rules.

  Receive reports from the Environmental Health and Safety Policy Committee regarding the performance of its responsibilities under the charter and implementation and compliance with the Company’s environmental policies and discuss with management any concerns the Audit Committee may have with regard to the Company’s environmental practices.

  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

10. Matters Pertaining to the Effectiveness and Performance of the Audit Committee

     The Committee shall prepare and review with the full Board an annual performance evaluation of itself, which evaluation must compare the performance of the Committee with the requirements of the charter. The Committee shall report the results of the evaluation to the Board by means of an oral report by the Chairperson of the Audit Committee.

11. General Powers

  The Audit Committee may conduct or authorize investigations into any matters within the scope of the Committee’s responsibilities.

  To carry out and effectuate the purposes of the foregoing resolutions, the Audit Committee shall have authority it deems necessary to confer with the Company’s independent auditors, Vice President – Internal Audit and officers and to conduct or authorize investigations. The Audit Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee.

  The Company will authorize adequate funding, as determined solely by the Audit Committee, to pay the fees and expenses of the independent auditors and any consultants engaged by the Audit Committee and to meet any ordinary administrative costs of the Audit Committee in carrying out its duties.

As Amended on February 28, 2007.

ANHEUSER BUSCH COMPANIES, INC.
P.O. BOX 3316
SOUTH HACKENSACK, NJ 07606
YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone from the US or Canada 24 hours a day, 7 days a week, to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 24, 2007, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. There is no charge to you for this call.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 24, 2007, the day before the meeting date. Have your proxy card in hand when you access the web site.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR PROXY CARD IN HAND.
THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ANHBC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
 ANHEUSER-BUSCH COMPANIES, INC.

The Board of Directors recommends a vote “FOR” Item 1.

1.	ELECTION OF DIRECTORS
	01) August A. Busch III 02) August A. Busch IV 03) Carlos Fernandez G.	04) James R. Jones 05) Andrew C. Taylor 06) Douglas A. Warner III			For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends a vote “FOR” Items 2, 3, and 4.								For	Against	Abstain

2.	APPROVAL OF THE 2007 EQUITY AND INCENTIVE PLAN							☐	☐	☐

3.	APPROVAL OF THE GLOBAL EMPLOYEE STOCK PURCHASE PLAN							☐	☐	☐

4.	APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM							☐	☐	☐

The Board of Directors recommends a vote “AGAINST” Item 5.								For	Against	Abstain

5.	STOCKHOLDER PROPOSAL CONCERNING A REPORT ON CHARITABLE CONTRIBUTIONS							☐	☐	☐

			Yes	No

Please indicate if you plan to attend this meeting.			☐	☐

(Sign exactly as your name appears above; in the case of shares held by joint owners, all joint owners should sign; fiduciaries should indicate title and authority.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE ADMIT STOCKHOLDER LISTED ON REVERSE SIDE	NON-TRANSFERABLE

Annual Meeting of Stockholders

April 25, 2007, 10:00 A.M. (local time) at Ports of Call at Sea World of Florida,
7007 Sea World Drive, Orlando, Florida

Each stockholder may be asked to present valid picture identification, such as driver's license or employee identification badge, in addition to this admission ticket.

▼ FOLD AND DETACH HERE ▼

PROXY

Anheuser-Busch Companies, Inc.

This Proxy Solicited on Behalf of The Board of Directors
for the Annual Meeting of Stockholders

     The person(s) signing this proxy form hereby appoint(s) August A. Busch IV, Patrick T. Stokes, and JoBeth G. Brown as proxies, each with the power of substitution and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all of the shares of stock that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at Sea World of Florida, 7007 Sea World Drive, Orlando, Florida, on April 25, 2007 at 10:00 A.M. local time and at any adjournments thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM 1, FOR ITEMS 2, 3, AND 4 AND AGAINST ITEM 5. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Be sure to sign and date the reverse side of this form)

ANHEUSER BUSCH COMPANIES, INC.
P.O. BOX 3316
SOUTH HACKENSACK, NJ 07606

YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone from the US or Canada 24 hours a day, 7 days a week, to transmit your voting instructions by no later than April 19, 2007. Have your voting instruction card in hand when you call and then follow the instructions. There is no charge to you for this call.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope so that it is received by no later than April 19, 2007.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions by no later than April 19, 2007. Have your voting instruction card in hand when you access the web site.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR VOTING INTRUCTION CARD IN HAND.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ANHBC3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS VOTING INSTRUCTION IS VALID ONLY WHEN SIGNED AND DATED.

 ANHEUSER-BUSCH COMPANIES, INC.

The Board of Directors recommends a vote “FOR” Item 1.

1.	ELECTION OF DIRECTORS
	01) August A. Busch III 02) August A. Busch IV 03) Carlos Fernandez G.	04) James R. Jones 05) Andrew C. Taylor 06) Douglas A. Warner III			For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends a vote “FOR” Items 2, 3, and 4.								For	Against	Abstain

2.	APPROVAL OF THE 2007 EQUITY AND INCENTIVE PLAN							☐	☐	☐

3.	APPROVAL OF THE GLOBAL EMPLOYEE STOCK PURCHASE PLAN							☐	☐	☐

4.	APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM							☐	☐	☐

The Board of Directors recommends a vote “AGAINST” Item 5.								For	Against	Abstain

5.	STOCKHOLDER PROPOSAL CONCERNING A REPORT ON CHARITABLE CONTRIBUTIONS							☐	☐	☐

			Yes	No

Please indicate if you plan to attend this meeting.			☐	☐

(Sign exactly as your name appears above)

Signature [PLEASE SIGN WITHIN BOX]	Date

PLEASE ADMIT STOCKHOLDER LISTED ON REVERSE SIDE	NON-TRANSFERABLE

Annual Meeting of Stockholders

April 25, 2007, 10:00 A.M. (local time) at Ports of Call at Sea World of Florida,
7007 Sea World Drive, Orlando, Florida

To Participants in the Anheuser-Busch Deferred Income Stock Purchase and Savings Plans

           Enclosed with this voting instruction form are the notice and proxy statement for the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. which will be held on April 25, 2007. The number of shares shown on this voting instruction form represents the number of shares with respect to which you are entitled to direct the voting because of an account under one or more of these plans. In order for these shares to be voted by the trustee of the plan(s) in accordance with your confidential instructions, ADP must receive your voting instructions by no later than April 19, 2007. If your voting instructions are not received by April 19, 2007, shares as to which you are entitled to direct voting will be voted by the plan trustee in accordance with instructions from the plans' investment committee.

           Your interest in a plan which is invested in the Company stock fund is measured in terms of share equivalents. The share equivalents closely approximate the number of shares to which you are entitled to direct the voting.

           If you plan to attend the Annual Meeting, please mark the appropriate box on this voting instruction form. Present this ticket to the Anheuser-Busch representative at the entrance to the meeting. Keep in mind that you will not be able to vote any plan shares at the meeting; only the plan trustee can vote these shares as described below.

Each stockholder may be asked to present valid picture identification, such as driver's license or employee identification badge, in addition to this admission ticket.

▼ FOLD AND DETACH HERE ▼

VOTING INSTRUCTION CARD

Anheuser-Busch Companies, Inc.

These Confidential Voting Instructions are Solicited on Behalf of
The Board of Directors for the Annual Meeting of Stockholders

                   The undersigned hereby directs the Trustee of the Anheuser-Busch Deferred Income Stock Purchase and Savings Plans to authorize the proxies (a) to vote as indicated on the reverse side of this form and (b) to vote, in their discretion, upon such other business as may properly come before the meeting hereafter described, in each case with respect to all of the shares of stock for which the undersigned is entitled to direct the voting under these plans. Such votes are to be cast at the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at Sea World of Florida, 7007 Sea World Drive, Orlando, Florida, on April 25, 2007, at 10:00 A.M. local time and at any adjournments thereof.

                   WHEN PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER INDICATED BY THE PLAN PARTICIPANT, AND IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED BY THE TRUSTEE IN ACCORDANCE WITH INSTRUCTIONS FROM THE PLANS' INVESTMENT COMMITTEE.

March 12, 2007

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held on Wednesday, April 25, 2007 in Orlando, Florida. Your proxy card and voting instructions are included with this letter. Previously you elected to view proxy materials over the Internet; therefore, we did not include the proxy statement and annual report in the package. Please access our web site at www.anheuser-busch.com (click on “Investor Relations”) to read these important documents. If you have changed your mind and prefer to receive a copy of the proxy statement or annual report, you may call Mellon Investor Services (toll-free) at 1-888-213-0964 and one will be mailed to you.

After you have read the proxy statement, refer to the enclosed instructions for voting by telephone, Internet, or mail.

Thank you for voting and thank you for your investment in Anheuser-Busch.

Sincerely,

JoBeth G. Brown
Vice President and Secretary

Enclosures

April 10, 2007

Dear Stockholder(s):

The time is approaching for the Annual Meeting of the Stockholders of Anheuser-Busch Companies, Inc. on April 25, 2007, and our vote tabulator has not received your Proxy.

It is important that your shares be represented at the meeting. PLEASE VOTE IN ONE OF THE THREE WAYS AS DESCRIBED ON THE ATTACHED DUPLICATE PROXY AS SOON AS POSSIBLE.

Sincerely,
JoBeth G. Brown
Vice President and Secretary

ANHEUSER BUSCH COMPANIES, INC.
P.O. BOX 3316
SOUTH HACKENSACK, NJ 07606
YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone from the US or Canada 24 hours a day, 7 days a week, to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 24, 2007, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. There is no charge to you for this call.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 24, 2007, the day before the meeting date. Have your proxy card in hand when you access the web site.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR PROXY CARD IN HAND.
THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ANHBC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
 ANHEUSER-BUSCH COMPANIES, INC.

The Board of Directors recommends a vote “FOR” Item 1.

1.	ELECTION OF DIRECTORS
	01) August A. Busch III 02) August A. Busch IV 03) Carlos Fernandez G.	04) James R. Jones 05) Andrew C. Taylor 06) Douglas A. Warner III			For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends a vote “FOR” Items 2, 3, and 4.								For	Against	Abstain

2.	APPROVAL OF THE 2007 EQUITY AND INCENTIVE PLAN							☐	☐	☐

3.	APPROVAL OF THE GLOBAL EMPLOYEE STOCK PURCHASE PLAN							☐	☐	☐

4.	APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM							☐	☐	☐

The Board of Directors recommends a vote “AGAINST” Item 5.								For	Against	Abstain

5.	STOCKHOLDER PROPOSAL CONCERNING A REPORT ON CHARITABLE CONTRIBUTIONS							☐	☐	☐

			Yes	No

Please indicate if you plan to attend this meeting.			☐	☐

(Sign exactly as your name appears above; in the case of shares held by joint owners, all joint owners should sign; fiduciaries should indicate title and authority.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE ADMIT STOCKHOLDER LISTED ON REVERSE SIDE	NON-TRANSFERABLE

Annual Meeting of Stockholders

April 25, 2007, 10:00 A.M. (local time) at Ports of Call at Sea World of Florida,
7007 Sea World Drive, Orlando, Florida

Each stockholder may be asked to present valid picture identification, such as driver's license or employee identification badge, in addition to this admission ticket.

▼ FOLD AND DETACH HERE ▼

PROXY

Anheuser-Busch Companies, Inc.

This Proxy Solicited on Behalf of The Board of Directors
for the Annual Meeting of Stockholders

     The person(s) signing this proxy form hereby appoint(s) August A. Busch IV, Patrick T. Stokes, and JoBeth G. Brown as proxies, each with the power of substitution and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all of the shares of stock that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at Sea World of Florida, 7007 Sea World Drive, Orlando, Florida, on April 25, 2007 at 10:00 A.M. local time and at any adjournments thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM 1, FOR ITEMS 2, 3, AND 4 AND AGAINST ITEM 5. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Be sure to sign and date the reverse side of this form)